Execution Copy

Exhibit 10.68

Second Amended and Restated
Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement

Between

Ionis Pharmaceuticals, Inc.

And

Biogen MA Inc.

Dated October 17, 2018

i

ARTICLE 4. LICENSE GRANTS		52

4.1.	License Grants to Biogen	52
4.2.	Assignment of Ionis Product-Specific Patents; Grant Back to Ionis	56
4.3.	Enabling Licenses	56
4.4.	Licenses to Ionis for Biogen Results	60
4.5.	Right to Obtain Direct License from Biogen to Ionis Partner; Sublicensees of Ionis	61
4.6.	Ownership of and Assistance with Regulatory Filings	61
4.7.	Subcontracting	62
4.8.	Technology Transfer	63

ARTICLE 5. DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION		66

5.1.	Biogen Diligence	66
5.2.	Regulatory Matters; Global Safety Database; Pharmacovigilance Agreement	69
5.3.	Research and Manufacturing Records	73
5.4.	Product Development Plans for ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs	73

ARTICLE 6. FINANCIAL PROVISIONS		73

6.1.	Up-Front Fee	73
6.2.	Drug Discovery Milestone Payments	73
6.3.	Milestone Payments for Achievement of Milestone Events by Biogen Alternate Modality Products	74
6.4.	Non-ALS Collaboration Program Milestone Payments for Achievement of Pre-Licensing Milestone Events	74
6.5.	ALS Collaboration Program Milestone Payments for Achievement of Pre-Licensing Milestone Events	75
6.6.	License Fee	76
6.7.	Milestone Payments for Achievement of Post-Licensing Milestone Events	76
6.8.	Limitations on Milestone Payments; Exceptions; Notice	77
6.9.	Royalty Payments to Ionis for Biogen Alternate Modality Products	78
6.10.	Royalty Payments to Ionis for Collaboration Products	79
6.11.	Limitation on Aggregate Reduction for Royalties for Collaboration Products	82
6.12.	Reverse Royalty Payments to Biogen for a Discontinued Collaboration Product	82
6.13.	Third Party Payment Obligations	83

6.14.	Payments	84
6.15.	Audits	86
6.16.	Taxes	86
6.17.	Interest	88

ARTICLE 7. INTELLECTUAL PROPERTY		88

7.1.	Ownership	88
7.2.	Prosecution and Maintenance of Patents	92
7.3.	Patent Costs	97
7.4.	Defense of Claims Brought by Third Parties	98
7.5.	Enforcement of Patents Against Competitive Infringement	100
7.6.	Other Infringement	103
7.7.	Patent Listing	103
7.8.	Joint Research Agreement under the Leahy-Smith America Invents Act	104
7.9.	Obligations to Third Parties	104
7.10.	Additional Right and Exceptions	104
7.11.	Patent Term Extension	105

ARTICLE 8. REPRESENTATIONS AND WARRANTIES		105

8.1.	Representations and Warranties of Both Parties	105
8.2.	Representations and Warranties of Ionis	106
8.3.	Ionis Covenants	108
8.4.	DISCLAIMER	109

ARTICLE 9. INDEMNIFICATION; INSURANCE		109

9.1.	Indemnification by Biogen	109
9.2.	Indemnification by Ionis	110
9.3.	Procedure	110
9.4.	Insurance	111
9.5.	LIMITATION OF CONSEQUENTIAL DAMAGES	111

ARTICLE 10. TERM; TERMINATION		112

10.1.	Agreement Term; Expiration	112
10.2.	Termination of the Agreement	113

10.3.	Alternative Remedies to Termination Available to Biogen Prior to License Effective Date	117
10.4.	Consequences of Expiration or Termination of the Agreement	119

ARTICLE 11. CONFIDENTIALITY		132

11.1.	Confidentiality; Exceptions	132
11.2.	Prior Confidentiality Agreement Superseded	132
11.3.	Authorized Disclosure	132
11.4.	Press Release; Publications; Disclosure of Agreement	133

ARTICLE 12. MISCELLANEOUS		138

12.1.	Dispute Resolution	138
12.2.	Governing Law; Jurisdiction; Venue; Service of Process	139
12.3.	Remedies	140
12.4.	Assignment and Successors	141
12.5.	Change of Control	141
12.6.	Protective Provisions	146
12.7.	Force Majeure	146
12.8.	Notices	147
12.9.	Export Clause	148
12.10.	Waiver	148
12.11.	Severability	148
12.12.	Entire Agreement	148
12.13.	Independent Contractors	149
12.14.	Interpretation	149
12.15.	Books and Records	149
12.16.	Further Actions	149
12.17.	Construction of Agreement	149
12.18.	Supremacy	150
12.19.	Counterparts	150
12.20.	Compliance with Laws	150

SECOND AMENDED AND RESTATED STRATEGIC NEUROLOGY DRUG DISCOVERY AND DEVELOPMENT COLLABORATION, OPTION AND LICENSE AGREEMENT

This SECOND AMENDED AND RESTATED STRATEGIC NEUROLOGY DRUG DISCOVERY AND DEVELOPMENT COLLABORATION, OPTION AND LICENSE AGREEMENT (the “Agreement”) is entered into as of the 17th day of October, 2018 (the “Second Amendment Date”) by and between Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Ionis”), and Biogen MA Inc., a Massachusetts corporation, having its principal place of business at 225 Binney Street, Cambridge, MA 02142 (“Biogen”). Biogen and Ionis each may be referred to herein individually as a “Party” or collectively as the “Parties.” Capitalized terms used in this Agreement, whether used in the singular or the plural, have the meaning set forth in Appendix 1. All attached appendices and schedules are a part of this Agreement.

RECITALS

WHEREAS, Ionis possesses certain Patent Rights, Know-How, technology and expertise with respect to antisense therapeutics, and has novel and valuable capabilities for the research, discovery, identification, synthesis and development of antisense therapeutics;

WHEREAS, Biogen has expertise in developing and commercializing human therapeutics, and is interested in entering into a strategic relationship with Ionis to explore potential targets for the treatment of neurological and neuromuscular diseases and to create antisense and other drugs to such targets;

WHEREAS, Biogen and Ionis now desire to enter into a new strategic collaboration in neurological and neuromuscular diseases to include (i) a neurological disease research program focused on the identification, validation, and applications of novel targets, (ii) a broad core technology research program focused on enhancing the Parties’ knowledge of antisense oligonucleotide pharmacokinetics and pharmacodynamics in the central and peripheral nervous systems, (iii) a targeted drug discovery and development effort, and (iv) the exclusive opportunity for Biogen to select collaboration targets from among all available targets reaching target sanction status in Ionis’ neurology program;

WHEREAS, with regard to certain neurology targets Biogen selects as collaboration targets for development using an antisense molecule, Biogen desires Ionis to (i) identify a development candidate for each of the collaboration targets, (ii) develop the development candidate through completion of the first clinical trial designed to demonstrate proof of mechanism or proof of therapeutic benefit, and (iii) provide Biogen an option to obtain an exclusive license under this Agreement to develop, manufacture and commercialize collaboration products in the Field;

WHEREAS, for certain neurology targets relating to ALS and certain other indications, the Parties will collaborate to develop and identify antisense and other drugs to such targets as provided herein;

WHEREAS, Biogen and Ionis entered into that certain Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement, as amended (the “Original Agreement”) dated September 5, 2013 (the “Effective Date”) and subsequently entered into an Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement (the “First Amended and Restated Agreement”) dated October 20, 2017 (the “First Amendment Date”); and

WHEREAS, Biogen and Ionis seek to amend and restate the First Amended and Restated Agreement in its entirety as set forth herein;

NOW, THEREFORE, in consideration of the respective covenants, representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.
RESEARCH AND DEVELOPMENT

1.1.	Collaboration Overview.

1.1.1.
The intent of the Collaboration is for the Parties to conduct (i) a neurological disease research program focused on the identification, validation, and applications of novel Neurology Targets, (ii) a broad core technology research program focused on enhancing the Parties’ knowledge of ASO pharmacokinetics and pharmacodynamics in the central and peripheral nervous systems, and (iii) an expanded drug discovery and development effort in Neurological Disease, including a program specifically focused on certain ALS Targets. This Agreement also provides Biogen the exclusive opportunity to select Collaboration Targets and Biogen Alternate Modality Targets from among all available Neurology Targets Ionis is independently researching up through Target Sanction.

1.1.2.
Once a Neurology Target reaches Target Sanction, the Neurology Target may be selected as a Collaboration Target, a Biogen Alternate Modality Target or both under this Agreement. Ionis will generate at least one Development Candidate, if feasible for each Collaboration Program that is not focused on an ALS Target or a Biogen Conducted Non-ALS Target; and advance each such Development Candidate through the completion of the first PoC Trial under the applicable Collaboration Program.

1.1.3.
When an ALS Target is selected as a Collaboration Target, Ionis will generate at least one Development Candidate, if feasible, for each ALS Collaboration Program; and Biogen will use Commercially Reasonable Efforts to advance each such Development Candidate through at least the completion of the first PoC Trial under the applicable Collaboration Program.

1.1.4.
Once a Biogen Conducted Non-ALS Target reaches Target Sanction, the Biogen Conducted Non-ALS Target may be selected as a Collaboration Target under this Agreement. Ionis will generate at least one Development Candidate, if feasible for each Biogen Conducted Non-ALS Collaboration Program; and Biogen will use Commercially Reasonable Efforts to advance each such Development Candidate through at least the completion of the first PoC Trial under the applicable Collaboration Program.

1.1.5.
Ionis will provide Biogen an option to further Develop and ultimately Commercialize (a) Compounds and Collaboration Products under such Collaboration Programs, (b) Biogen Alternate Modality Products or (c) both Collaboration Products and Biogen Alternate Modality Products, in each case, under an exclusive license from Ionis.

1.1.6.
The Parties have agreed to form a collaboration steering committee to oversee the Collaboration under this Agreement, a joint research committee reporting to the CSC to oversee the Core Research Program [***], the Neurological Disease Research Program, and each ASO Development Candidate Identification Plan, and one or more joint development committees reporting to the CSC to oversee the development activities for Development Candidates.

1.1.7.
The purpose of this Section 1.1 is to provide a high-level overview of the roles, responsibilities, rights and obligations of each Party under this Agreement, and therefore this Section 1.1 is qualified in its entirety by the more detailed provisions of this Agreement set forth below.

1.2.
Research Programs. Subject to and in accordance with the terms of this Agreement, during the Research Term, Ionis and Biogen will conduct two research programs, each under a separate mutually agreed plan. The first research program will cover research focused on enhancing the Parties’ knowledge of ASO pharmacokinetics and pharmacodynamics in the central and peripheral nervous systems (such program, the “Core Research Program” and the plan for such program, the “Core Research Plan”). The second research program will focus on the identification and validation of High Interest Targets, and the identification of ALS Targets, that are eligible to become Collaboration Targets (such program, the “Neurological Disease Research Program” and the plan for such program, the “Neurological Disease Research Plan”).  Drafts of the Core Research Plan and the initial Neurological Disease Research Plan have been mutually agreed upon by the Parties in writing on or prior to the Effective Date. The Parties will finalize these initially agreed draft plans within [***] days after the Effective Date. Thereafter, the Parties will update such plans at least once before the beginning of each Calendar Year, and submit them to the Neurology JRC for its review and approval.  Each update to the Neurological Disease Research Plan will include, at a minimum (a) the activities to support Target Sanction in the Calendar Year covered by such Neurological Disease Research Plan, (b) any Neurological Disease research to support Collaboration Programs, and (c) any ongoing work on High Interest Targets from prior Calendar Years.  Notwithstanding the foregoing, neither Party will be required to complete any activities under the Core Research Plan or Neurological Disease Research Plan if such Party in good faith believes that such activities are not technically feasible given the then-current state of the art.

1.2.1.
Research Term. The term for the conduct of the Core Research Program and the Neurological Disease Research Program will begin on the Effective Date and will end on the sixth anniversary of the Effective Date, unless either of such programs is terminated earlier by the Parties by written agreement (the “Research Term”); provided, however, that with respect to the Neurological Disease Research Program, (a) Ionis will not be required to begin target validation activities under the Neurological Disease Research Program (i) after the [***] anniversary of the Effective Date for any target that is not an ALS Target or (ii) after the [***] anniversary of the Effective Date for any ALS Target, in each case, unless otherwise agreed to by the Parties, and (b) if any target validation activities that are Ionis Activities are ongoing under the Neurological Disease Research Plan on such sixth anniversary, then Ionis will complete such activities in accordance with the Neurological Disease Research Plan, and the Research Term will be extended until the completion thereof.

1.2.2.
Core Research Program. The Core Research Program activities will focus primarily on investigating and optimizing delivery of ASOs to the CNS. Ionis will use Commercially Reasonable Efforts to conduct the Ionis Activities under the Core Research Program, and Biogen will use Commercially Reasonable Efforts to conduct the Biogen Activities under the Core Research Program. The Neurology JRC will update the Core Research Plan as needed during the Research Term.  As of the Second Amendment Date the Parties have completed all activities under the Core Research Program.

1.2.3.
Neurological Disease Research Program. The Neurological Disease Research Program activities will focus primarily on identifying and validating novel Neurology Targets and prioritizing a list of High Interest Targets (defined below), including ALS Targets.

(a)
High Interest Targets. Under the Neurological Disease Research Plan, Biogen will establish a prioritized list of Neurology Targets, including ALS Targets to designate as high interest targets (each such target, a “High Interest Target” and such list the “High Interest Target List”).  The number of High Interest Targets cannot exceed [***].  The initial High Interest Target List has been mutually agreed upon by the Parties in writing on or prior to the Effective Date.  Biogen will present updates, if any, to the High Interest Target List at each meeting of the Neurology JRC. Each Neurology Target added to the High Interest Target List will be a High Interest Target; provided, however, that if Ionis notifies Biogen within [***] days after the date on which Ionis receives a High Interest Target List containing a new High Interest Target that (i) [***], (ii) such gene target is not eligible to become a High Interest Target hereunder [***], or (iii) such gene target is [***], then the applicable gene target will not be a High Interest Target hereunder. When Biogen adds a Neurology Target to the High Interest Target List, Biogen will identify on the High Interest Target List if Biogen intends such target to be an ALS Target.  Biogen may convert an ALS Target into a High Interest Target that is not an ALS Target at any meeting of the Neurology JRC. For clarity, Biogen may add any Ionis Neurology Target to the High Interest Target List until such Ionis Neurology Target is less than [***] months away from the date on which Ionis in good faith believes [***]. In addition, once target validating activities for a High Interest Target have been initiated under the Neurological Disease Research Plan or by Ionis independently (as presented by Ionis to the Neurology JRC), Biogen may not remove a High Interest Target from the High Interest Target List until [***]. The Parties acknowledge and agree that, as of August 4, 2014, [***] has been designated as a Collaboration Target that is an ALS Target under this Agreement. The Parties further acknowledge and agree that (1) notwithstanding any scientific determination regarding [***], the ALS Collaboration Program for [***] shall be treated as an ALS Collaboration Program that is not a [***] Collaboration Program for purposes of this Agreement, (2) [***] is not a Multi-Indication Target (as defined below) and (3) [***] is deemed to be a Pre-Existing Target (as defined below) for purposes of this Agreement.

(b)
Multi-Indication Targets.  No later than [***] days following the addition of a particular High Interest Target to the High Interest Target List, Ionis may notify Biogen in writing that Ionis believes, in good faith, based upon published scientific literature or the results of Ionis’ internal research efforts, that such High Interest Target may have therapeutic benefit beyond Neurological Disease (each such High Interest Target, a “Multi-Indication Target”, and each such notice a “Multi-Indication Target Notice”). The Multi-Indication Target Notice will (i) include materials supporting Ionis’ belief that such High Interest Target may have therapeutic benefit beyond Neurological Disease and (ii) specify whether Ionis in good faith believes such Multi-Indication Target is a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target. If within [***] days of its receipt of a Multi-Indication Target Notice Biogen notifies Ionis in writing that Biogen wishes to remove the applicable Multi-Indication Target from the High Interest Target List, then such Multi-Indication Target will not be a High Interest Target but will continue to be a Neurology Target unless and until its status changes by operation of this Agreement. If Biogen does not so notify Ionis that it wishes to remove the applicable Multi-Indication Target from the High Interest Target List within such [***] day period, within [***] days after Biogen’s receipt of the applicable Multi-Indication Target Notice, Biogen will notify Ionis whether it agrees with Ionis’ determination as to whether the applicable Multi-Indication Target is a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target. If Biogen and Ionis agree with respect to such determination, then the agreed upon designation will be binding upon the Parties with respect to such Multi-Indication Target and the provisions of clauses (b)-(e) of Appendix 3 will apply with respect to such Multi-Indication Target. If Biogen does not agree with such determination, the Multi-Indication Target will be designated as a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target in accordance with Section 1.2.3(d) upon the Neurology JRC agreeing to conduct target validating activities for such Multi-Indication Target under the Neurological Disease Research Plan pursuant to Section 1.2.3(d) and prior to the commencement of such activities. For the avoidance of doubt, if Ionis fails to deliver a Multi-Indication Target Notice within [***] days after the addition of a particular High Interest Target to the High Interest Target List, such High Interest Target will not be a Multi-Indication Target hereunder.

(c)
Target Validation Under the Neurological Disease Research Program. The Neurology JRC will agree on an update to the Neurological Disease Research Plan annually. The first [***] years of the Research Term are planned to focus on validating the role of novel Neurology Targets that are not ALS Targets in Neurological Disease, with the goal of achieving Target Sanction for High Interest Targets, and providing for all pre-clinical development work under the Neurological Disease Research Plan required to validate such High Interest Targets. Biogen will have final decision-making authority with respect to [***]. The Neurology JRC will determine the number of High Interest Targets for which activities to support Target Sanction will be conducted during each Calendar Year of the Research Term, which number will reflect the number of targets the Neurology JRC determines that Ionis can, in the exercise of Commercially Reasonable Efforts, (i) [***], (ii) [***], (iii) [***], and taking into account resources that may be used for ALS Targets, in each case using the number of FTEs provided for under Section 1.11.  Prior to the initiation of any activities to support Target Sanction with respect to any High Interest Target, Biogen will notify Ionis if such High Interest Target is a Neurology Target with respect to which Biogen has [***] intended for a neurology indication (a “Pre-Existing Target”).  Ionis will use Commercially Reasonable Efforts to conduct such activities to support Target Sanction on such High Interest Targets each year during the Research Term.  The Neurological Disease Research Plan will identify which Party will be responsible for the activities related to validation of such targets. It is anticipated that Biogen will perform the [***] required under the Neurological Disease Research Plan where Biogen, at such time, already has in place at Biogen or through its collaborators the appropriate [***] and the ability to conduct such [***]; and that all other such [***] will be conducted by Ionis. Each Party will be responsible for the cost of the work it conducts under the Neurological Disease Research Program as more specifically detailed in Section 1.12 and Section 1.13.  Neither Party will be required to conduct work using [***] that are not similar in cost or technical feasibility to the [***] such Party has obtained from Third Parties and uses for its other programs.

(d)
Target Validation for Multi-Indication Targets. If the Neurology JRC agrees to conduct target validating activities under the Neurological Disease Research Plan with respect to any Multi-Indication Target that the Parties did not agree to designate as a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target pursuant to Section 1.2.3(b), within [***] days after such agreement, the CSC will meet to determine whether such target is a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target. If the CSC agrees on the appropriate classification for such Multi-Indication Target, the provisions of clauses (b)-(e) of Appendix 3 will apply with respect to such Multi-Indication Target. If the CSC cannot unanimously agree on the appropriate classification for a Multi-Indication Target at the applicable meeting, then such classification will be made pursuant to clause (a) of Appendix 3.

(e)
Neurology Targets that are not High Interest Targets. Subject to the provisions of Section 1.4 and Section 2.1.1(b) below, during the Research Term, either Party may work outside of the Collaboration on any Neurology Target that is not (i) a High Interest Target for which target validating activities are planned under the then-current Neurological Disease Research Plan, (ii) a Collaboration Target, or (iii) a Biogen Alternate Modality Target.

1.2.4.
Provision of ASOs for Research Outside of the Neurological Disease Research Program. During the Research Term, in accordance with and subject to the terms and conditions set forth on Schedule 1.2.4 (which represent the non-financial terms upon which Ionis generally provides its partners on a non-exclusive basis, research ASOs for independent research), Biogen may ask Ionis to use its ASO technology to provide research ASOs for up to [***] gene targets each successive [***] month period that are the focus of Biogen programs that are not part of the Collaboration.

1.3.
Process for Designating High Interest Targets as Collaboration Targets or Biogen Alternate Modality Targets.   After the Parties complete the activities to achieve Target Sanction for a particular High Interest Target that is not an ALS Target, Ionis will deliver a Target Sanction Data Package for such High Interest Target to the Neurology JRC for review as soon as reasonably practicable.  Each time Ionis delivers the Neurology JRC a Target Sanction Data Package for a High Interest Target under this Section 1.3 the Parties will schedule a meeting of the Neurology JRC within [***] days following delivery of such Target Sanction Data Package. At such meetings the Neurology JRC will determine and record in the Neurology JRC minutes whether an ASO or Alternate Modality is the best therapeutic approach to pursue for such High Interest Target.  If the Neurology JRC cannot unanimously agree on which modality is the best therapeutic approach to pursue for a particular High Interest Target at such meeting, Biogen will have final decision-making authority on the matter. Within the later of (a) [***] days following such meeting of the Neurology JRC or (b) [***] days after Biogen’s receipt of the Target Sanction Data Package for such High Interest Target, by written notice to Ionis, Biogen will either designate such High Interest Target as a Collaboration Target (in which case Section 1.6 will apply), a Biogen Alternate Modality Target (in which case Section 1.7 will apply), or a Deferred Target (in which case Section 1.8 will apply). If Biogen does not designate such High Interest Target as a Collaboration Target, a Biogen Alternate Modality Target, or Deferred Target within the timeframe set forth in the previous sentence, then (i) such High Interest Target (A) will not be designated a Collaboration Target or Biogen Alternate Modality Target and (B) will no longer be a Neurology Target under this Agreement and (ii) the provisions of Section 2.1.1(f) will apply with respect to such target.  Notwithstanding the foregoing, if Ionis delivers the Neurology JRC a Target Sanction Data Package for a High Interest Target under this Section 1.3 and such High Interest Target is a Pre-Existing Target, then the Neurology JRC will not meet to discuss which modality is the best therapeutic approach for such High Interest Target, but Biogen will have [***] days after receipt of such Target Sanction Data Package to designate such High Interest Target as a Collaboration Target or a Deferred Target (treating, for purposes of Section 1.8, such target as a High Interest Target for which the best therapeutic modality was determined to be an ASO) by written notice to Ionis, but will not have the right to designate such High Interest Target as a Biogen Alternate Modality Target.  If Biogen does not designate such High Interest Target as a Collaboration Target or Deferred Target within the timeframe set forth in the previous sentence, then (1) such High Interest Target (I) will not be designated a Collaboration Target or a Deferred Target and (II) will no longer be a Neurology Target under this Agreement and (2) the provisions of clause (A) (but not clause (B)) of Section 2.1.1(f) will apply with respect to such target.

1.4.
Process for Designating Ionis Neurology Targets as Collaboration Targets.  If, during the Research Term through June 7, 2018 (except, solely in the case of [***] and [***], through the end of the Research Term) in the course of conducting work outside of the Collaboration with respect to any Ionis Neurology Target, Ionis achieves Target Sanction with respect to such Ionis Neurology Target, then Ionis will deliver a Target Sanction Data Package for such Ionis Neurology Target to the Neurology JRC for review as soon as reasonably practicable. Within [***] days after the date Ionis delivered the applicable Target Sanction Data Package to the Neurology JRC, by written notice to Ionis, Biogen will either designate such Ionis Neurology Target as a Collaboration Target (in which case Section 1.6 will apply), or, to the extent permitted below, a Biogen Alternate Modality Target (in which case Section 1.7 will apply). If such Ionis Neurology Target was not a High Interest Target on the date of Target Sanction, Biogen will only have the right to designate such target as a Collaboration Target (and not, for the avoidance of doubt, as a Biogen Alternate Modality Target). If Biogen does not designate such Ionis Neurology Target as a Collaboration Target, or a Biogen Alternate Modality Target within [***] days after the date Ionis delivered the applicable Target Sanction Data Package to the Neurology JRC, such Ionis Neurology Target will no longer be a Neurology Target under this Agreement and Ionis and its Affiliates may work independently or with any Third Party with respect to the discovery, research, development, and commercialization of ASOs (or any other compounds) targeting such Ionis Neurology Target.

1.5.
Process for Designating ALS Targets as Collaboration Targets. If Biogen desires Ionis to initiate ASO drug discovery activities on a particular ALS Target, then at the same time the Neurological Disease Research Plan for the Calendar Year in which Biogen desires Ionis to initiate such activities is updated to include activities for such Calendar Year, Biogen will designate such ALS Target as a Collaboration Target by providing written notice to Ionis; provided, if such ALS Target is a Multi-Indication Target, Biogen cannot designate such ALS Target as a Collaboration Target until such target has been classified by the CSC or by operation of Appendix 3 as a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target. In addition, Biogen cannot designate more than [***] ALS Targets as Collaboration Targets in any successive [***]-month period, and the total number of ALS Targets that are Collaboration Targets cannot exceed [***] without the Parties’ mutual agreement.

1.6.	Consequences of Designating Collaboration Targets.

1.6.1.
Subject to and in accordance with the terms of this Agreement, for each Collaboration Target designated under Section 1.3, Section 1.4, Section 1.5, Section 1.8, Section 3.2.1 or Section 3.2.4.1, Ionis and Biogen will be responsible for conducting collaboration programs in accordance with this Agreement to discover, Develop and Manufacture Collaboration Products and, upon Biogen’s exercise of the applicable Option, Biogen will be responsible for Commercializing Collaboration Products (each, a “Collaboration Program”).  For each Collaboration Target, an ASO Development Candidate Identification Plan and Initial Development Plan will be established pursuant to Section 1.10.1 and Section 1.10.2(d), respectively. For each Collaboration Program, Ionis will use its Commercially Reasonable Efforts to (i) conduct drug discovery activities, according to the applicable ASO Development Candidate Identification Plan to identify a Development Candidate for the applicable Collaboration Target, and (ii) for each Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, conduct drug development activities for each Development Candidate through completion of the first PoC Trial in accordance with the applicable Initial Development Plan; provided that, in each case unless the Neurology JRC unanimously agrees under Section 1.11 to re-allocate resources to support additional Collaboration Programs and, except for any activities Ionis conducts for Collaboration Targets designated under that certain side letter between the Parties, dated as of October 28, 2016 (the “ALS Letter Agreement”) attached hereto as Schedule 1.6.1, Ionis will not be required to commence work on more than [***] Collaboration Programs in any rolling [***] month period; provided, further, that, if Biogen has designated more than [***] High Interest Targets as Collaboration Targets pursuant to Section 1.3 in any rolling [***] month period, such excess targets will be treated the same as “Deferred Targets” hereunder until the earlier of (a) such time as Ionis has agreed to commence work on such excess targets, (b) such time as Ionis is otherwise obligated to commence such work hereunder because Ionis has commenced work on fewer than [***] targets in a rolling [***] month period and (c) the expiration of the Research Term and, notwithstanding the provisions of Section 6.2.1, Biogen will not be obligated to make the payment under Section 6.2.1 with respect to such target until such time. For each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program, Biogen will use its Commercially Reasonable Efforts to conduct drug development activities for each Development Candidate through completion of the [***] in accordance with the applicable Initial Development Plan.

1.6.2.
Notwithstanding the foregoing, if the applicable Collaboration Target is an Equal Multi-Indication Target, the Parties will not conduct any activities under this Section 1.6 unless and until Ionis and Biogen have agreed on a development plan and enhanced economic provisions to be paid by Biogen for the Non-Neurological Indications pursuant to clause (c) of Appendix 3.

1.7.
Consequences of Designating Biogen Alternate Modality Targets. If Biogen designates a particular Neurology Target as a Biogen Alternate Modality Target under this Agreement (including Section 1.3, Section 1.4, Section 1.8, Section 3.2.2 or Section 3.2.4.2), Biogen will pay Ionis the milestone payment under Section 6.2.2 within 45 days of the designation of such Biogen Alternate Modality Target, provided, however, if Biogen determines that an HSR Filing is required to be made under the HSR Act for Biogen to receive the license under Section 4.1.1(b) with respect to such Biogen Alternate Modality Target and notifies Ionis of such determination within five days after the designation of such Biogen Alternate Modality Target, the Parties will promptly file an HSR Filing in accordance with Section 3.1.4 and the due date for Biogen to pay Ionis the milestone payment under Section 6.2.2 will be extended until 5:00 pm (Eastern Time) on the [***] Business Day after the HSR Clearance Date.

1.8.	Deferring the Selection of a Collaboration Target or Biogen Alternate Modality Target.

1.8.1.
Right to Defer. If under Section 1.3 Biogen provides Ionis a notice (each, a “Deferral Notice”) electing to defer selecting a High Interest Target as a Collaboration Target or a Biogen Alternate Modality Target (each, a “Deferred Target”), and there is at least [***] at the time of Deferral Notice, then Biogen may defer selecting such High Interest Target as a Collaboration Target or a Biogen Alternate Modality Target for a period of up to the shorter of (i) (A) with respect to any High Interest Target for which the best therapeutic modality was determined to be an ASO, [***] or (B) with respect to any High Interest Target for which the best therapeutic modality was determined to be an Alternate Modality, [***], or (ii) the end of the Research Term (the “Deferral Period”); provided, however, Biogen may only defer up to [***] High Interest Targets under this Section 1.8.1 at any given time. For the avoidance of doubt, the limitation in the preceding proviso will not apply with respect to any Collaboration Target that is treated the same as a Deferred Target pursuant to Section 1.6.1.

1.8.2.
Deferral Fee. For each High Interest Target Biogen elects to defer under this Section 1.8, Biogen will pay Ionis an annual deferral fee of (a) $[***] for each such Deferred Target for which the best therapeutic approach is determined to be an ASO or (b) $[***] for each such Deferred Target for which the best therapeutic approach is determined to be an Alternate Modality, in each case, in accordance with Section 1.3. No deferral fee will be due under this Section 1.8.2 with respect to any Collaboration Target that is treated the same as a Deferred Target pursuant to Section 1.6.1. Each annual deferral fee for a Deferred Target will be paid in advance for the ensuing [***] month period, with the initial annual deferral fee for all Deferred Targets due within [***] days after the date Biogen delivers the applicable Deferral Notice to Ionis, and each annual deferral fee due thereafter during the Deferral Period on the anniversary of the date Biogen delivered such Deferral Notice. If any such annual deferral fee is due after the date that is [***] prior to the expiration of the Research Term, such deferral fee will be pro-rated to account for the number of days remaining in the Research Term (where such pro-ration will be based on the number of days between the due date for such deferral fee and the end of the Research Term, divided by 365).

1.8.3.
Designating a Deferred Target as a Collaboration Target or Biogen Alternate Modality Target; Credit for Deferral Fees. Biogen may designate a Deferred Target as a Collaboration Target or Biogen Alternate Modality Target, as applicable, by delivering written notice to Ionis of such designation (and if a Biogen Alternate Modality Target, the milestone payment under Section 6.2.2), before the expiration of the applicable Deferral Period under this Section 1.8; provided, however, that Biogen will not be permitted to designate such Deferred Target as a Biogen Alternate Modality Target if such Deferred Target is a Pre-Existing Target.  Biogen may credit [***]% of the total amount paid to Ionis under Section 1.8.2 for such Deferred Target against the milestone payment under Section 6.2.1 or Section 6.2.2, as applicable, for such Deferred Target. If Biogen does not designate a Deferred Target as a Collaboration Target or Biogen Alternate Modality Target in accordance with this Section 1.8.3 before the expiration of the applicable Deferral Period, then such gene target will no longer be a Neurology Target under this Agreement and any payments made by Biogen under this Section 1.8 for such Deferred Target will be non-creditable and non-refundable.

1.8.4.	Accelerating the Deferral Period with a Deferred Target Development Candidate.

(a)
Ionis and its Affiliates may, for its own benefit and not for the benefit of any Third Party, conduct drug discovery activities to identify a Development Candidate for any Deferred Target for which the best therapeutic modality was determined to be an ASO (such Development Candidate, a “Deferred Target Development Candidate”); provided that Ionis may not use the FTEs provided for under Section 1.11 to conduct such activities. Ionis will notify the Neurology JRC of any such activities and keep the Neurology JRC reasonably apprised of the status thereof at each meeting of the Neurology JRC. If Ionis designates a Deferred Target Development Candidate targeting a particular Deferred Target (such target, an “Accelerated Target”), Ionis may notify Biogen in writing regarding Ionis’ designation of such Deferred Target Development Candidate and will provide Biogen the applicable Development Candidate Data Package. Within [***] days following Biogen’s receipt of the applicable Development Candidate Data Package, Biogen may designate the Accelerated Target as a Collaboration Target; provided however, that if Biogen designates such Accelerated Target as a Collaboration Target, in addition to any credits for annual deferral fees under Section 1.8.3, Biogen may credit a pro-rated portion of the un-credited [***]% of the last annual deferral fee paid to Ionis under Section 1.8.2 for such Deferred Target towards the applicable milestone payment under Section 6.2.1 (where such pro-ration will be based on the number of days between the payment of such deferral fee and the applicable designation of such Accelerated Target as a Collaboration Target, divided by the lesser of 365 days and the number of days between the payment of such deferral fee and the end of the Research Term).

(b)
If Biogen does not, within such [***] day period, designate the Accelerated Target as a Collaboration Target under this Section 1.8.4, then, such Accelerated Target will no longer be a Neurology Target and Ionis and its Affiliates may work independently or with any Third Party with respect to the discovery, research, development, and commercialization of ASOs (or any other compounds) targeting such Accelerated Target; provided however that if prior to the end of the Deferral Period originally applicable to such Accelerated Target, Ionis or any of its Affiliates enters into an agreement with a Third Party pursuant to which Ionis or its Affiliate grants such Third Party a license to develop or commercialize such Deferred Target Development Candidate, Ionis will pay to Biogen [***]% of any amounts (other than Excluded Payments) received by Ionis or its Affiliate under such agreement with such Third Party until such time as Ionis has reimbursed Biogen for [***]% of the last annual deferral fee paid to Ionis under Section 1.8.2 for such Deferred Target.

1.9.
End of Research Term. At the end of the Research Term (or, with respect to clauses (a), (d) and (e) in this Section 1.9, the earlier termination of the Core Research Program), (a) neither Ionis nor Biogen will have an obligation to perform any activities under the Core Research Program or the Neurological Disease Research Program, (b) the High Interest Target List (including the ALS Targets) will be dissolved, and any Neurology Targets that have not been designated Collaboration Targets or Biogen Alternate Modality Targets will no longer be Neurology Targets under this Agreement, (c) Ionis’ obligations and Biogen’s rights under this Agreement with respect to such Neurology Targets and any ASOs targeting such Neurology Targets will then terminate, (d) to the extent not previously provided to Ionis during prior meetings of the Neurology II JRC, at Ionis’ reasonable request, Biogen will provide to Ionis any data generated under the Core Research Program and the Neurological Disease Research Program and licensed to Ionis under Section 4.3.4 and (e) to the extent not previously provided to Biogen during prior meetings of the Neurology JRC, at Biogen’s reasonable request, Ionis will provide to Biogen any data generated under the Core Research Program and the Neurological Disease Research Program and licensed to Biogen under Section 4.3.3. For clarity, the expiration of the Research Term will not affect Biogen’s rights or Ionis’ obligations with respect to Programs under this Agreement, including, in the case of Collaboration Programs, Ionis’ obligation under Section 1.10.1 to use Commercially Reasonable Efforts to identify a Development Candidate for each applicable Collaboration Program.

1.10.	Ionis’ Research and Development Responsibilities.

1.10.1.	Development Candidate Identification.

(a)
ASO Development Candidate Identification Plans. For each Collaboration Program, within [***] days after the designation of each Collaboration Program, Ionis will submit to the Neurology JRC an initial draft plan to identify a Development Candidate under the applicable Collaboration Program, (such plan, as may be modified from time to time to address the discovery, research and optimization activities Ionis will conduct under the applicable Collaboration Program an “ASO Development Candidate Identification Plan”). The Neurology JRC will review such plan and agree on a final ASO Development Candidate Identification Plan for such Collaboration Program, which plan will be generally consistent with Ionis’ other plans for other gene targets. Ionis will carry out its drug discovery efforts for each Collaboration Program pursuant to the applicable ASO Development Candidate Identification Plan in a manner consistent with its internal practices for other gene targets with the goal of identifying a Development Candidate for the applicable Collaboration Program as soon as practicable; provided that Ionis will not start work on any Equal Multi-Indication Target unless and until Ionis and Biogen have agreed on a development plan and enhanced economic provisions to be paid by Biogen for Non-Neurological Indications in accordance with Appendix 3. Ionis will update each ASO Development Candidate Identification Plan as needed and submit it to the Neurology JRC for its review and approval.  For each Collaboration Program, Biogen will pay Ionis the milestone payment set forth in Section 6.2.1 following receipt of the applicable Design Notice.

(b)
Biomarker Work. If the Neurology JRC agrees to include biomarker work, natural history studies or endpoint development in the ASO Development Candidate Identification Plan, the [***] is responsible for performing such biomarker work taking into consideration [***].

(c)
ASO Development Candidate Identification Term. On a Collaboration Program-by-Collaboration Program basis, the term for the conduct of the applicable ASO Development Candidate Identification Plan (the “ASO Development Candidate Identification Term”) will begin on the date the applicable Neurology Target becomes a Collaboration Target and will end upon the earlier of (i) designation of a Development Candidate for such Collaboration Program and (ii) the date on which Ionis notifies Biogen that, Ionis has in good faith determined that the identification of a Development Candidate under the applicable ASO Development Candidate Identification Plan is no longer technically feasible under the then-current state of the art (a “Technical Failure”). If Biogen disagrees with Ionis’ determination that a Technical Failure has occurred, it may refer the matter to an independent qualified Third Party expert accepted by both Parties for final resolution of the dispute. The expert will use the information, materials and data provided to her or him by either Party to promptly resolve the dispute.  The decision of the expert will be binding upon both Parties. [***] the costs of the expert.  Should the Parties fail to agree on the expert within [***] days following either Party’s request to nominate an expert under this Section 1.10.1(c), each Party will nominate an independent expert (who will not be a current or former employee of a Party or any of their Affiliates or have any personal or financial interest in a Party or any of their Affiliates), and promptly thereafter, those two independent experts will agree on the Third Party expert to resolve the dispute in accordance with this Section 1.10.1(c).  In the event of any expert proceeding under this Section 1.10.1(c), Ionis will not be required to conduct the applicable ASO Development Candidate Identification Plan during the pendency of such proceeding. The Parties anticipate that the last ASO Development Candidate Identification Term will end approximately [***] years after the Effective Date.

(d)
End of ASO Development Candidate Identification Term. At the end of the ASO Development Candidate Identification Term for a particular Collaboration Program that did not reach the Development Candidate stage, subject to Section 1.10.1(e), (i) neither Ionis nor Biogen will have an obligation to perform any activities under this Section 1.10 with respect to such Collaboration Program, (ii) such program will no longer be a Collaboration Program and the applicable gene target associated therewith will no longer be a Collaboration Target, (iii) Ionis’ obligations and Biogen’s rights under this Agreement with respect to the gene targets and any ASOs targeting such gene targets under such Collaboration Program will then terminate, (iv) to the extent not previously provided to Ionis during prior meetings of the Neurology JRC, upon Ionis’ request, Biogen will provide to Ionis any data generated under the Collaboration Program and licensed to Ionis under Section 4.3.4 and (v) to the extent not previously provided to Biogen during prior meetings of the Neurology JRC, upon Biogen’s request, Ionis will provide to Biogen any data generated under the Collaboration Program and licensed to Biogen under Section 4.3.3. For clarity, with respect to each Development Candidate that has reached the Development Candidate stage by the end of the ASO Development Candidate Identification Term, the expiration of the ASO Development Candidate Identification Term will not affect Ionis’ obligation under Section 1.10.3 and Section 1.10.4 to Develop each such Development Candidate through the completion of the first PoC Trial.

(e)
Carryover Development Candidates. If, by the end of the ASO Development Candidate Identification Term for a particular Collaboration Program, Ionis has not designated a Development Candidate for such Collaboration Program, and at any time during the [***] period after the end of the applicable ASO Development Candidate Identification Term Ionis’ RMC designates an ASO discovered by Ionis that is designed to bind to the RNA that encodes the Collaboration Target for such Collaboration Program as a development candidate ready to start IND-Enabling Toxicology Studies (such ASO, a “Carryover Development Candidate”), then, Ionis will notify Biogen and will provide Biogen with the data package presented to Ionis’ RMC to approve such Carryover Development Candidate. Biogen will then have [***] days from its receipt of such package to elect to enter into an amendment to this Agreement under the same terms as set forth in this Agreement (except that no additional upfront payment under Section 6.1 will be due). If, within [***] days after Biogen’s receipt of such notice from Ionis, Biogen provides Ionis with written notice that it accepts such offer from Ionis for such Carryover Development Candidate, the Parties will execute an amendment to this Agreement regarding such Carryover Development Candidate on such terms. Otherwise, Ionis will have no further obligations and Biogen will have no further rights with respect to such Carryover Development Candidate.

1.10.2.	Development Candidates; Initial Development Plans; Option Acceleration.

(a)
Appointment of JDC.  For each Development Candidate, the CSC will appoint a Neurology JDC approximately [***] days prior to the date Ionis expects to designate a Development Candidate.  Such Neurology JDC can be either a new or existing Neurology JDC, but at least one of each Party’s Neurology JDC members must have the relevant disease area expertise for the particular Development Candidate.

(b)
Development Candidate Data Package. For each Collaboration Program, Ionis will notify the applicable Neurology JDC in writing within [***] days after designating a Development Candidate and will provide such Neurology JDC the applicable Development Candidate Data Package.

(c)	IND-Enabling Toxicology Studies.

(i)
For each Development Candidate under a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, the applicable Neurology JDC will agree upon a high level pre-clinical toxicology strategy no later than [***] days following its receipt of the applicable Development Candidate Data Package. Ionis will conduct the IND-Enabling Toxicology Studies under such strategy to the extent consistent with the activities set forth on Schedule 1.10.2(c); provided, however, if the initial strategy or applicable Initial Development Plan requires IND-Enabling Toxicology Studies that are in addition to or different from the activities set forth on Schedule 1.10.2(c), then Biogen will pay Ionis the costs of such additional or different activities to the extent such costs exceed [***]% of the costs of the activities set forth on Schedule 1.10.2(c). Such additional costs will be Biogen-Approved Costs and will be handled in accordance with the process described in Section 1.14.1.

(ii)
For each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program, the applicable Neurology JDC will agree upon a high level pre-clinical toxicology strategy no later than [***] days following its receipt of the applicable Development Candidate Data Package.  In addition, the applicable Neurology JDC will approve any study protocols for the IND-Enabling Toxicology Studies at least [***] months prior to the anticipated commencement of such IND-Enabling Toxicology Studies. If the Neurology JDC is unable to agree on such high level pre-clinical toxicology strategy or study protocols for a particular ALS Collaboration Program or Biogen Conducted Non-ALS Collaboration Program within the applicable time period as set forth above in this Section 1.10.2(c)(ii), the matter will be referred to the CSC for resolution. If the CSC cannot agree on such a high level pre-clinical toxicology strategy within [***] days after the matter is so referred, or on any such study protocol within [***] days after the matter is so referred, as applicable, then Biogen will have final decision-making authority with respect thereto for IND-Enabling Toxicology Studies conducted by Biogen. Solely with respect to the first ALS Collaboration Program to have a Development Candidate, Ionis will conduct the IND-Enabling Toxicology Studies utilizing the same mechanics as set forth in Section 1.10.2(c)(i), and upon Initiation of such IND-Enabling Toxicology Studies Biogen will pay Ionis the applicable milestone payment under Section 6.5, which IND-Enabling Toxicology Studies are complete as of the First Amendment Date for the Collaboration Program for SOD-1.  Biogen will conduct, [***], all other IND-Enabling Toxicology Studies for the ALS Collaboration Programs and the Biogen Conducted Non-ALS Collaboration Programs, provided that Ionis may perform study analyses with respect to the Biogen Conducted Non-ALS Collaboration Programs if mutually agreed by the Parties.  If, with respect to a particular ALS Collaboration Program or a particular Biogen Conducted Non-ALS Collaboration Program, Biogen desires Ionis to provide consulting or advisory services, and Ionis agrees to perform such services, Biogen will pay the costs of performing such services using the payment mechanisms set forth in Section 1.14.1.

For each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program (other than the Collaboration Program for [***]), provided Ionis has delivered the API to support the IND-Enabling Toxicology Studies for such Collaboration Program to Biogen under Section 1.10.6 at least [***] days prior to the anticipated commencement of IND-Enabling Toxicology Studies for such Collaboration Program (subject to Biogen’s timely delivery of an order for such API), Biogen will Initiate the first IND-Enabling Toxicology Study for such Collaboration Program within [***] days following Biogen’s receipt of the applicable Development Candidate Data Package. If Biogen does not Initiate the first IND-Enabling Toxicology Study for such Collaboration Program within [***] days following Biogen’s receipt of the applicable Development Candidate Data Package, if Ionis delivered the API to support the IND-Enabling Toxicology Studies for such Collaboration Program to Biogen under Section 1.10.6 at least [***] days prior to the anticipated commencement of IND-Enabling Toxicology Studies for such Collaboration Program, then Biogen will be deemed to have terminated this Agreement under Section 10.2.1 solely with respect to such Collaboration Program; provided, however, that if there is a delay in Initiating such IND-Enabling Toxicology Study caused by a condition outside of Biogen’s control (including a delay by a Third Party vendor or a delay in supply of API from Ionis from the timeline described in this Section 1.10.2(c)(ii)), Biogen shall be excused from Initiating such IND-Enabling Toxicology Study for so long as such condition continues, and this Agreement shall not be deemed to be terminated with respect to such Collaboration Program, for so long as such condition continues.

With regard to the Collaboration Program for [***], notwithstanding any provision to the contrary in this Agreement, within [***] days following Biogen’s receipt of the data generated from the 13 week monkey [***] biomarker study, Biogen will notify Ionis whether it has received all necessary internal approvals to commence Development of [***]. If Biogen does not notify Ionis within such [***]-day period that it has received all necessary internal approvals to commence Development of [***], Biogen will be deemed to have terminated this Agreement under Section 10.2.1 solely with respect to such Collaboration Program. If Biogen notifies Ionis within such [***]-day period that it has received all necessary internal approvals to commence Development of [***], Biogen shall, within [***] days of the later of the date of delivery of such notice and Biogen’s receipt from Ionis of an invoice for such amount, pay Ionis an amount equal to $[***] for the API Ionis will supply to Biogen to support such Collaboration Program. If Biogen does not pay Ionis an amount equal to $[***] for such API within the time period described in the preceding sentence, then, if Ionis notifies Biogen in writing of such failure to pay and Biogen has not cured such payment failure within [***] days of such written notice, Biogen will be deemed to have terminated this Agreement under Section 10.2.1 solely with respect to such Collaboration Program.

(d)
Initial Development Plans. For each Development Candidate under a Collaboration Program, within [***] days after designation of such Development Candidate, the applicable Neurology JDC will agree on an appropriate clinical development plan for such Development Candidate through completion of the first PoC Trial (each, an “Initial Development Plan”). With respect to each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program, Biogen shall propose the initial draft of such Initial Development Plan to the Neurology JDC for review, comment and approval. With respect to each Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, Ionis shall propose the initial draft of such Initial Development Plan to the Neurology JDC for review, comment and approval. In each case, any such initial draft of an Initial Development Plan shall include the information set forth on Schedule 1.10.2(d). If the Neurology JDC cannot agree upon the Initial Development Plan for a particular Collaboration Program, the matter will be referred to the CSC for resolution. If the CSC cannot agree on the Initial Development Plan within [***] days after the matter is so referred, [***] will have final decision-making authority with respect to the contents of the Initial Development Plan. In addition, prior to the Initiation of the first Clinical Study under the Initial Development Plan for a Collaboration Program, the Parties will endeavor to mutually agree on a communication plan regarding the public disclosure of data and results arising from such Collaboration Program; provided, that if the Parties cannot agree on such a communication plan, then [***] will have final decision-making authority regarding any such communications occurring prior to the License Effective Date with respect to a Collaboration Program.

(i)
The Party responsible for conducting the Clinical Studies under a Collaboration Program will file and maintain the IND and other communications with Regulatory Authorities for each Collaboration Program consistent with Section 5.2.1.  Notwithstanding the foregoing, with respect to each Collaboration Program for which Biogen is responsible for conducting the Clinical Studies, including each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program, Ionis shall provide such reports and/or data as reasonably requested by Biogen generated from Ionis’ activities performed under the applicable Initial Development Plan (“Ionis Activities Data”) that may be useful in support of the IND for the Development Candidate under such Collaboration Program; provided, that, if, after receiving the Ionis Activities Data, Biogen requests that Ionis provide Biogen with additional information outside of the scope of the Ionis Activities Data that Biogen reasonably believes is necessary or useful to support the IND, then, to the extent such additional information is in Ionis’ possession and delivering such data to Biogen will not breach any obligation Ionis owes to a Third Party, Ionis will promptly deliver such additional information to Biogen solely for Biogen to use to support the IND.  [***] will bear the cost of the transfer of such additional information to Biogen pursuant to the preceding sentence; provided, that if [***] would incur out-of-pocket costs in excess of $[***] or FTE Costs in excess of the equivalent of [***] for one FTE at the then-applicable Ionis FTE Rate in connection with the delivery of such additional information, then [***] shall reimburse [***] for such excess.

(ii)
If the requirements of the Phase 1 Trial Design for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program require (i) more than [***] human subjects, including single ascending dose and multiple ascending dose arms, or (ii) dosing longer than [***], then Ionis may elect to either (1) conduct such larger or longer Phase 1 Trial (in which case Section 1.10.2(e) will apply), or (2) have Biogen conduct such Phase 1 Trial.  If Ionis elects to have Biogen conduct such Phase 1 Trial, then Biogen will conduct the Phase 1 Trial with Ionis’ reasonable cooperation and in lieu of the applicable milestone payment payable to Ionis pursuant to Section 6.4 (as calculated in accordance with Section 1.10.2(e)) with respect to such Phase 1 Trial, Biogen will pay Ionis a milestone payment equal to $[***].

(iii)
If the Initial Development Plan relates to an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, then Biogen will conduct the Phase 1 Trial and will pay Ionis a milestone payment in the amount as set forth in Table 2 of Section 6.5 or Table 1 of Section 6.4, as applicable.

(iv)
Based on such Initial Development Plan, the CSC will update Schedule 5.1.4 to add Specific Performance Milestone Events related to Biogen’s Development and Commercialization of the Development Candidate after the License Effective Date with respect to a Collaboration Program, which Specific Performance Milestone Events will be generally consistent with Biogen’s development timelines for its other drug development programs of similar stage and market potential.  If the CSC cannot unanimously agree upon the Specific Performance Milestone Events for a particular Collaboration Program within [***] days after the date the CSC started discussing such Specific Performance Milestone Events, the matter will be referred to expert resolution pursuant to Section 12.1.4. Ionis will update each Initial Development Plan as needed, but at least once Annually, and submit it to the applicable Neurology JDC for its review and approval. If the applicable Neurology JDC cannot agree on the contents of any updated Initial Development Plan, the matter will be resolved in accordance with the procedures for establishing the Initial Development Plan set forth in this Section 1.10.2(d).

(v)
The study synopsis for each Clinical Study for a Collaboration Program other than an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program shall be agreed on by the applicable Neurology JDC no later than [***] months prior to the anticipated Initiation of such Clinical Study, and shall contain the information set forth on Schedule 1.10.2(d)(v) with respect to the applicable Clinical Study.

(e)
Cost Estimates. After designation of a Development Candidate under a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, the applicable Neurology JDC will agree on an initial estimate of the expected cost for Ionis to conduct the work [***] specified in the applicable Initial Development Plan, including Ionis’ expected [***] and [***] costs (each, a “Cost Estimate”). The initial Cost Estimate [***] shall be agreed on by the applicable Neurology JDC no later than [***] months prior to the anticipated [***]. Based on the Cost Estimates, the Neurology JDC will establish the [***] and [***] milestone payments for such Collaboration Program, which payments will be equal to (i) [***]; plus (ii) [***]. The Parties will promptly negotiate in good faith using the Ionis/Biogen Additional Agreements as a basis for Cost Estimates and, if the total milestone payment [***] is more than $[***], the Parties will apportion such total milestone payment into smaller milestone payments in accordance with Schedule 1.10.2(e); provided, however, that if [***], then the Neurology JDC shall determine whether and how to apportion such total milestone payment into smaller milestone payments. Each such smaller milestone payment shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen following the event that triggered such milestone payment. If the total milestone payment [***] is $[***] or less, then such milestone payment shall become due in its entirety upon [***], and shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen following [***]. As part of this process, Ionis will provide the Neurology JDC with a good faith estimate of the cost to conduct the work necessary to develop such Development Candidates under the applicable Initial Development Plan using a similar methodology as used under the Ionis/Biogen Additional Agreements. [***] months prior to the [***], using the process set forth above, the Neurology JDC will re-assess the total cost of such [***] and, if the cost has changed from the initial Cost Estimate, the Neurology JDC will adjust the applicable milestone payment accordingly, with any such adjustment to be agreed in writing to no later than the date that is [***] months prior to the [***]. Once there is less than [***] months prior to the [***], or such [***], if there are any changes to such [***] in accordance with this Agreement that result in an increase to the cost of such [***], then (A) if such cost is increased by more than [***], such increased costs will constitute an additional milestone payment to be paid in accordance with the provisions of this Section 1.10.2(e), or (B) if such cost is increased by [***], such increase will not affect the milestone payments for such [***] established under this Section 1.10.2(e), but instead will be handled in accordance with Section 1.14.1.  For clarity, with respect to any increase in the cost of a [***] by more than [***]% under clause (A) of the preceding sentence, if such increased costs total $[***] or less and such [***], then such increased costs shall become due in their entirety immediately, and shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen. If the Neurology JDC cannot agree on the Cost Estimates within [***] days of receiving the proposed Cost Estimate, the matter will be referred to the CSC for resolution. Once the Neurology JDC has agreed on a Cost Estimate and/or the [***] milestone payments for such Collaboration Program are established under this Section 1.10.2(e) or Section 1.14.1, such agreement will be documented in a written side letter, in the form and format attached hereto as Appendix 4, which shall be executed by both Parties.

(f)
Obligation to Start Development Activities. Ionis will not be required to conduct any Development activities for a Development Candidate if the Initial Development Plan, Specific Performance Milestone Events and the corresponding Cost Estimates have not been agreed to pursuant to this Section 1.10.2.  Prior to such time as the Parties mutually agree on such Cost Estimate and/or the applicable [***] milestone payments and have executed a written side letter with respect to the foregoing in accordance with Section 1.10.2(e), Ionis may, in its discretion, commence Development activities for which it is responsible under this Agreement; provided, however, that Biogen will not be responsible for any costs of such Development activities if commenced by Ionis prior to the execution of any such side letter unless and until such a side letter has been executed by the Parties, and in no event will Biogen be responsible for any amounts incurred by Ionis for such Development activities in excess of amounts set forth in the side letter executed by the Parties with respect to such Development activities.

(g)
Option Acceleration. If the PoC Trial for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program will be [***] or more, or require more than [***], then, if Ionis provides to Biogen the notice described in the following sentence, Ionis will not be required to conduct such PoC Trial for such Collaboration Program.  Ionis will notify Biogen within [***] after finalization of the initial PoC Trial Design pursuant to Section 1.10.2(d) (or each time there is a material change thereto) for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program if Ionis elects not to conduct such PoC Trial for such Collaboration Program (such notice, an “Option Acceleration Notice”). If Ionis has delivered an Option Acceleration Notice as provided in this Section 1.10.2(g), Biogen will have [***] from its receipt of the data generated under the [***] for the first Phase 1 Trial for such Collaboration Program (an “Option Acceleration Deadline”) to exercise its Option for the applicable Collaboration Program.  If Biogen does not exercise its Option for the applicable Collaboration Program by the applicable Option Acceleration Deadline, Biogen’s Option under Section 3.1 with respect to such Collaboration Program will expire and such Collaboration Program will terminate.

After Biogen’s receipt of an Option Acceleration Notice with respect to a particular Collaboration Program, the Parties will mutually agree on the contents of all correspondence with and submissions to Regulatory Authorities to the extent related to the PoC Trial for the applicable Collaboration Program; provided, however, that if the Parties cannot so mutually agree, then [***] will have final decision-making authority but will not deliver any correspondence to Regulatory Authorities related to the PoC Trial for the applicable Collaboration Program that is not mutually agreed by the Parties unless [***] determines such correspondence is required to be delivered and cannot be delayed.

(h)
Attaching Plans to Neurology JDC Minutes. The Neurology JDC will attach each Initial Development Plan and, if applicable, associated Cost Estimates to the minutes of the Neurology JDC for the meeting at which such Initial Development Plan and, if applicable, Cost Estimates were agreed. For clarity, such Initial Development Plan and Cost Estimates need not be agreed to at the same meeting of the Neurology JDC.

1.10.3.
Development Term. The term for the conduct of the Drug Development Program will begin on the designation of the first Development Candidate and will end upon the earlier of (a) completion of the Initial Development Plans under all Collaboration Programs, which the Parties estimate will be approximately [***] years after the Effective Date, (b) exercise by Biogen of its Option for all Collaboration Programs, (c) the termination of the last Collaboration Program and (d) mutual agreement of the Parties to terminate the Drug Development Program.

1.10.4.	Drug Development.

(a)
Collaboration Programs Other than ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs.  For each Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, Ionis will use Commercially Reasonable Efforts to conduct all activities under each Initial Development Plan on the timeline set forth in the applicable Initial Development Plan. For each Biogen Conducted Non-ALS Collaboration Program, Ionis will use Commercially Reasonable Efforts to conduct all activities allocated to Ionis under each Initial Development Plan on the timeline set forth in the applicable Initial Development Plan. Without limiting the foregoing, Ionis may discontinue Development under an Initial Development Plan if after having consulted, and having given good faith consideration to the recommendations of the Neurology JDC and a mutually-agreed Third Party expert, Ionis in good faith believes that continuing such Development would (i) pose an unacceptable risk or threat of harm in humans, or (ii) violate any Applicable Law, ethical principles, or principles of scientific integrity. Prior to discontinuing Development under an Initial Development Plan, Ionis will provide Biogen with reasonable advance notice of such discontinuation, including the grounds for Ionis’ determination. If Ionis elects to discontinue Development under an Initial Development Plan pursuant to this Section 1.10.4(a), Biogen may, in its discretion, elect to continue Development of the applicable Development Candidate by providing Ionis with written notice of Biogen’s exercise of the Option within [***] after Ionis’ written notice to Biogen of such discontinuation and [***]. If Biogen does not timely exercise its Option under this Section 1.10.4(a), then the Option will expire.

(b)	Phase 1 Trials. Each Phase 1 Trial will be conducted in accordance with the applicable Phase 1 Trial Design set forth in the applicable Initial Development Plan.

(i)
At meetings of the applicable Neurology JDC and at other times as appropriate, Ionis will keep Biogen informed of the progress and status of each Phase 1 Trial conducted by Ionis. When [***] under a Phase 1 Trial, Ionis will notify Biogen in writing of such [***] within [***] days of the conclusion of such Phase 1 Trial. Ionis will provide Biogen with the data generated under the [***] for such Phase 1 Trial as soon as practicable after such notice.

(ii)
If Biogen conducts a Phase 1 Trial for a Collaboration Program, including an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, at meetings of the applicable Neurology JDC and at other times as appropriate, Biogen will keep Ionis informed of the progress and status of such Phase 1 Trial. When Biogen [***] a Phase 1 Trial, Biogen will notify Ionis in writing of such [***] within [***] days of the conclusion of such Phase 1 Trial. Biogen will provide Ionis with the data generated under the [***] for such Phase 1 Trial as soon as practicable after such notice.

(c)	PoC Trial. Each PoC Trial will be conducted in accordance with the PoC Trial Design set forth in the applicable Initial Development Plan.

(i)
At meetings of the applicable Neurology JDC and at other times as appropriate, Ionis will keep Biogen informed of the progress and status of each PoC Trial conducted by Ionis. When Ionis [***] a PoC Trial under the applicable Initial Development Plan, Ionis will notify Biogen in writing within [***] days after such [***]. Ionis will provide Biogen with the [***] as soon as practicable after such notice.

(ii)
If Biogen conducts a PoC Trial for a Collaboration Program, including an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, then at meetings of the applicable Neurology JDC and at other times as appropriate, Biogen will keep Ionis informed of the progress and status of the PoC Trial for such Collaboration Program. When Biogen completes such PoC Trial, Biogen will notify Ionis in writing within [***] days after such completion, and will provide Ionis with [***] as soon as practicable after such notice.

1.10.5.
Briefing the Neurology JRC, Neurology JDC and CSC; Conduct of Research and Development. At each regularly scheduled meeting of the Neurology JRC, the Parties will provide progress updates on (a) the Neurological Disease Research Program and progress toward achieving Target Sanction for each High Interest Target and progress related to ALS Targets, (b) activities conducted under the Core Research Program, (c) progress under each ASO Development Candidate Identification Plan toward designating a Development Candidate, (d) activities on the Deferred Targets conducted pursuant to Section 1.8.4 and (e) the progress of any Ionis Neurology Targets (including the estimated time for each Ionis Neurology Target to achieve Target Sanction), in each case, together with a summary of data associated with each Party’s research and/or Development activities for each Collaboration Program. At each Neurology JDC meeting, the Parties will provide progress updates on activities conducted under the Initial Development Plans for the applicable Development Candidates, together with a summary of data associated with each Party’s Development activities for the applicable Collaboration Program. At each CSC meeting, the Parties will provide any information reasonably requested by the members of the CSC in advance of such meeting.

1.10.6.
Clinical Supplies by Ionis. For Collaboration Programs that are not ALS Collaboration Programs or Biogen Conducted Non-ALS Collaboration Programs, Ionis, at its expense, will supply API (on its own or through a CMO approved by Biogen) and Clinical Supplies to support the Research and Development activities under each Neurology Plan through the License Effective Date with respect to a Collaboration Program. If Biogen exercises an Option for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program at least [***] prior to the planned Initiation of the PoC Trial for the applicable Collaboration Program, Biogen may elect to either have (a) Ionis supply Clinical Supplies for such PoC Trial (on its own or through a CMO approved by Biogen), in which case Biogen will pay Ionis an amount equal to [***] or (b) a CMO supply Clinical Supplies for such PoC Trial in accordance with the Manufacturing Agreement entered into with such CMO. If Biogen exercises an Option for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program prior to, but less than [***] before, the planned Initiation of the PoC Trial for the applicable Collaboration Program, Ionis will supply Clinical Supplies for such PoC Trial (on its own or through a CMO approved by Biogen) and Biogen will pay Ionis an amount equal to [***]. For ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs, Ionis will supply API (on its own or through a CMO approved by Biogen) for clinical purposes in accordance with Schedule 1.10.6, and such supply will be at Biogen’s expense using the mechanism set forth in Section 1.14.1, and Biogen will be responsible for all other aspects of Clinical Supply for such clinical activities.

1.10.7.
Collaborations with Academics and Non-Profit Institutions. Each Party (the “Contracting Party”) may engage one or more academic or non-profit institutions to conduct work under any Neurology Plan or on any High Interest Target, Collaboration Target or Deferred Target, provided, however that with respect to any such academic or non-profit institution engaged to conduct such activities with respect to a High Interest Target, Collaboration Target or Deferred Target where such engagement begins after the date such High Interest Target, Collaboration Target or Deferred Target is placed on the High Interest Target List or designated, as applicable, (a) the Contracting Party shall provide the other Party with an opportunity to comment on the proposed terms of any agreement or amendment to an existing agreement to be entered into with such institution, and (b) so long as the other Party provides the Contracting Party such comments within [***] days after receiving a draft of such agreement from the Contracting Party, the Contracting Party will [***].  The Contracting Party will not be responsible for [***] as a result of the other Party’s [***] to the terms of any agreement with any such academic or non-profit institution.

1.11.
Resource Allocations. During the first [***] following the Effective Date, Ionis will use Commercially Reasonable Efforts to build a team of [***] FTEs to perform the activities under the Core Research Plan, the Neurological Disease Research Plan, and the target validation activities contemplated under Schedule 1.2.4; and thereafter until the sixth anniversary of the Effective Date, Ionis will dedicate [***] FTEs to perform such activities; provided, Ionis may utilize such number of such [***] FTEs to perform drug discovery activities on ALS Targets as agreed by the Neurology JRC. At all times during such period, such FTEs will have experience and qualifications similar to that of the FTEs initially assigned to perform such activities hereunder. Biogen will be responsible for devoting its resources toward specific research efforts under the Core Research Program and Neurological Disease Research Program as reasonably determined by Biogen. During the [***] after the Effective Date, [***] of Ionis’ [***] FTEs will be allocated to activities focused on core technology research and the Neurology JRC will determine the appropriate allocation of resources thereafter. Ionis will update the Neurology JRC at each meeting thereof on the utilization of such FTEs and provide the Neurology JRC with summaries of resource and FTE utilization in a format mutually agreed to by each Party’s Alliance Managers. Biogen may also choose to supplement Ionis’ efforts under the Core Research Plan and the Neurological Disease Research Plan with its own scientists at various points throughout the Research Term. After the sixth anniversary of the Effective Date, Ionis will provide sufficient resources to perform its obligations under each Collaboration Program as reasonably determined by Ionis.

1.12.	Research and Development Costs Paid by Ionis.

1.12.1.
Research Programs. During the Research Term, Ionis will be responsible for all Ionis Activities under the Core Research Program and the Neurological Disease Research Program, and all costs and expenses associated therewith.

1.12.2.
Collaboration Programs. During the Option Period, on a Collaboration Program-by-Collaboration Program basis, Ionis will be responsible for all Ionis Activities under the ASO Development Candidate Identification Plan and the Initial Development Plan and, except as otherwise provided under Section 1.13.1, all costs and expenses associated therewith.

1.13.	Research and Development Costs Paid by Biogen.

1.13.1.	Before the License Effective Date.

(a)
Research Programs. During the Research Term, Biogen will be responsible for all Biogen Activities under the Core Research Program and Neurological Disease Research Program, and all costs and expenses associated therewith.

(b)
Collaboration Programs. During the Option Period, on a Collaboration Program-by-Collaboration Program basis, Biogen will be responsible for any Biogen Activities under the ASO Development Candidate Identification Plan and the Initial Development Plan and all costs and expenses associated therewith. In addition, Biogen will be responsible for paying any Biogen-Approved Costs resulting from Biogen-Approved Changes using the payment mechanisms set forth in Section 1.14.

(c)
Additional Activities Approved by Biogen. If, with respect to a particular Collaboration Program, Biogen desires that either Ionis or a Third Party [***] or conduct other work to support Approval of a Collaboration Product, including [***], prior to the License Effective Date, and Ionis agrees to perform such work, Biogen will pay the costs of conducting such work using the payment mechanisms set forth in Section 1.14.1.

1.13.2.
After the License Effective Date. After the License Effective Date with respect to the applicable Collaboration Program, Biogen will be solely responsible for the costs and expenses related to the Development, Manufacture and Commercialization of Collaboration Products, including any work performed by Ionis at Biogen’s request, and all supply chain planning and decision-making.

1.14.	Payment Mechanisms.

1.14.1.
Payment Mechanics for Additional Activities Approved by Biogen.  Biogen will pay Ionis (A) costs resulting from requests from Biogen that Ionis perform additional work under this Agreement, including, the cost of Ionis’ time incurred in performing such work at the then-applicable Ionis FTE Rate (“FTE Costs”), the cost of [***], and any [***] incurred by Ionis in performing such work, or (B) Additional Plan Costs resulting from Biogen-Approved Changes (such costs, collectively “Biogen-Approved Costs”). For clarity, the Biogen-Approved Costs shall include Additional Plan Costs for a [***] that result from changes to such [***] made after the milestone payment with respect to such [***] is agreed upon in writing by the Parties pursuant to Section 1.10.2(e), if such cost is increased by [***] as described in Section 1.10.2(e)).  For the avoidance of doubt, if such cost is increased by more than [***] as described in Section 1.10.2(e)), such increased costs will constitute an additional milestone payment to be paid in accordance with the provisions of Section 1.10.2(e), and will not be handled under this Section 1.14.1.  Ionis will permit Biogen to review, negotiate (with Ionis) and approve (including through the Neurology JDC) all Biogen-Approved Costs; provided Biogen will provide a substantive, good faith response within [***] days of Ionis’ request for approval.  For clarity (1) this Section 1.14.1 will not be used to establish the initial milestone payments under Section 1.10.2(e), and (2) expenses paid under Section 1.14.1(a) and Section 1.14.1(b) are not subject to reconciliation. Once Biogen-Approved Costs are mutually agreed under this Section 1.14.1, such agreement will be documented in a written side letter, in the form and format attached hereto as Appendix 4, which shall be executed by both Parties. Prior to such time as the Parties mutually agree on such Biogen-Approved Costs and have executed a written side letter with respect to the foregoing, Ionis may, in its discretion, commence Development activities for which it is responsible under this Agreement; provided, however, that Biogen will not be responsible for any costs of such Development activities if commenced by Ionis prior to the execution of any such side letter unless and until such a side letter has been executed by the Parties, and in no event will Biogen be responsible for any amounts incurred by Ionis for such Development activities in excess of amounts set forth in the side letter executed by the Parties with respect to such Development activities.

(a)
For Biogen-Approved Costs resulting from [***], or from [***] that are made after the milestone payment with respect to such [***] is agreed upon in writing by the Parties pursuant to Section 1.10.2(e), Biogen will pay Ionis for such Biogen-Approved Costs [***] within [***] days after receipt of the applicable invoice by Biogen following [***], or the date that Biogen agrees to such changes to such [***], as applicable; provided, however, that if such Biogen-Approved Costs total more than $[***], the Parties will apportion such total Biogen-Approved Costs into smaller milestone payments in accordance with Schedule 1.10.2(e) (or, if such Biogen-Approved Costs result from changes to a [***], then the Neurology JDC shall determine whether and how to apportion such Biogen-Approved Costs into smaller milestone payments).  Each such smaller milestone payment shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen following the event that triggered such milestone payment.  If such Biogen-Approved Costs total $[***] or less, then such Biogen-Approved Costs shall become due in their entirety upon [***] or the date that the Parties agree to such Biogen-Approved Costs, if such [***], and shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen following [***] or the date of such agreement regarding the Biogen-Approved Costs, as applicable.

(b)
For Biogen-Approved Costs resulting from [***], Biogen will pay Ionis, in accordance with any applicable [***] entered into by the Parties after the Effective Date, for [***]% of such Biogen-Approved Costs within [***] days after receipt of the applicable invoice by Biogen following Biogen’s request or approval for such [***], and the remaining [***]% within [***] days after receipt of the applicable invoice by Biogen following [***].

(c)
For any Biogen-Approved Cost that (i) has an Estimated Biogen-Approved Cost of less than $[***] and (ii) does not result from [***], from [***] that are made after the milestone payment with respect to such [***] is agreed upon in writing by the Parties pursuant to Section 1.10.2(e) or from [***], Ionis will invoice Biogen directly for such Biogen-Approved Cost in advance, on a [***] basis based upon the applicable Estimated Biogen-Approved Costs and Biogen will pay the invoices submitted pursuant to this Section 1.14.1(c) for such Biogen-Approved Costs within [***] days after receipt of the applicable invoice by Biogen.  For purposes of this Section 1.14.1(c), “Measurement Period” means each [***].

(d)
For any Biogen-Approved Costs that (i) has an Estimated Biogen-Approved Cost of $[***] or more and (ii) does not result from [***], from [***] that are made after the milestone payment with respect to such [***] is agreed upon in writing by the Parties pursuant to Section 1.10.2(e) or from [***], Ionis will invoice Biogen directly for such Biogen-Approved Cost in advance on a [***] basis based upon the applicable Estimated Biogen-Approved Costs and Biogen will pay the invoices submitted pursuant to this Section 1.14.1(d) for such Biogen-Approved Costs within [***] days after receipt of the applicable invoice by Biogen.  For purposes of this Section 1.14.1(d), “Measurement Period” means each [***].

(e)
Within [***] days after the end of the applicable Measurement Period, Ionis will provide Biogen with a written statement (i) reconciling the [***] the Estimated Biogen-Approved Costs and the [***] within the Biogen-Approved Costs (the “Actual Biogen-Approved Costs”) incurred by Ionis during the just-ended Measurement Period and (ii) confirming that the FTE Costs portion of the Estimated Biogen-Approved Costs is a reasonable approximation of the actual FTE Costs incurred by Ionis during the just-ended Measurement Period. If the Estimated Biogen-Approved Costs exceed the Actual Biogen-Approved Costs for such period, Ionis will, offset all such excess payments against any future invoices under this Agreement until Biogen has recouped all such overpayments.  If the Estimated Biogen-Approved Costs are less than the Actual Biogen-Approved Costs for such period, Ionis will invoice Biogen for the remaining amounts owed to Ionis, and Biogen will pay such invoices within [***] days of receipt of such invoice. In the case where additional activities under this Section 1.14.1 are performed by a Third Party, the Parties will arrange for the Third Party to directly bill Biogen and for Biogen to pay such Third Party directly.

1.15.	Participation in Regulatory Meetings. For each Collaboration Program, each Party will conduct its interactions and communications with Regulatory Authorities in accordance with Section 5.2.

1.16.
Participation in Meetings Sponsored by a Party’s Clinical Development Group. With respect to each Collaboration Program (including each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program), each Party will provide the other Party with an invitation to attend, and allow such other Party to participate in, any meetings sponsored by a Party’s clinical development group relating to the Development Candidate or the conduct or design of any Clinical Study; provided, however, that such first Party may exclude the other Party from any portions of such meetings that do not pertain to such Development Candidate or all of any such meeting if such Party determines that it is not feasible for the other Party to attend any such meeting because other products or matters will be discussed in combination with the Development Candidate at such meeting; and provided, further, that, the organizing Party will endeavor to structure such meetings that discuss topics unrelated to the Development Candidate in a manner that permits the non-organizing Party to attend (e.g., structuring the agenda of such meeting so that the Development Candidate is discussed first so that the non-organizing Party may attend that portion of such meeting only). With respect to any such meetings organized by a Party, the non-organizing Party shall comply with the organizing Party’s internal policies disclosed to the non-organizing Party regarding attendance and participation in such meetings, and the non-organizing Party will participate in such meeting in a manner that is consistent with the organizing Party’s strategy for the applicable Development Candidate. If a Party is excluded from any such meeting, the organizing Party will provide such Party with a written summary of the portions of such meeting relevant to such Development Candidate within [***] days after such meeting. For the avoidance of doubt, this Section 1.16 shall not apply to unplanned meetings or unplanned discussions with investigators or key opinion leaders. Biogen’s obligation under this Section 1.16 to invite Ionis to attend and participate in any meetings organized by Biogen will cease, on a Collaboration Product-by-Collaboration Product basis, on the date Biogen submits an NDA or MAA to a Regulatory Authority for such Collaboration Product.

1.17.
Impact of [***] Development Path. If the Parties mutually agree to amend an Initial Development Plan for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, where such amended plan contemplates [***], then the Parties will make appropriate changes to the operational terms of this Agreement (e.g., [***]) to reflect such [***] development plan, consistent with the comparable provisions necessary to support the development plan under the [***]; provided, that if the Initial Development Plan for a Biogen Conducted Non-ALS Collaboration Program contemplates such [***] development path, then the Parties will determine by mutual agreement prior to commencing any [***] under such Initial Development Plan whether to designate such [***] for such Biogen Conducted Non-ALS Collaboration Program. Nothing in this Section 1.17 will affect either Party’s rights or obligations under Section 1.10.2(g).

1.18.	Research and Development Management.

1.18.1.
Collaboration Steering Committee. The Parties will establish a Collaboration steering committee (“CSC”) with the powers, roles and responsibilities set forth on Schedule 1.18.1 and in this Section 1.18.1 to oversee the Collaboration. The CSC will consist of up to three representatives appointed by Ionis and up to three representatives appointed by Biogen. The Neurology JRC and Neurology JDC under this Agreement will report to the CSC. The CSC will determine the CSC operating procedures at its first meeting, including the CSC’s policies for replacement of CSC members, policies for participation by additional representatives or consultants invited to attend CSC meetings, and the location of meetings, which will be codified in the written minutes of the first CSC meeting. Each Party will be responsible for the costs and expenses of its own employees or consultants attending CSC meetings. Any decision that may be made by the Neurology JRC or Neurology JDC may be made by the CSC and such decision by the CSC will have the same effect as if made by the Neurology JRC or the Neurology JDC under this Agreement. The CSC may delegate any of its functions specified in Section 1.18.1(a) below to a Neurology JDC by agreeing to and codifying such delegation in the minutes of the CSC.

(a)
Role of the CSC. Without limiting any of the foregoing, subject to Section 1.18.4, the CSC will perform the following functions, some or all of which may be addressed directly at any given CSC meeting:

(i)	approving the terms on which Biogen would develop and commercialize a Multi-Indication Product as described in Appendix 3;

(ii)	determining the primary disease association of a Multi-Indication Target;

(iii)	appointing a Neurology JDC for each Development Candidate under this Agreement, whether by creating a new Neurology JDC or assigning an existing Neurology JDC to oversee such Development Candidate;

(iv)	establishing the Initial Development Plan in the event of a Neurology JDC dispute as described in Section 1.10.2(d);

(v)	establishing the Specific Performance Milestone Events as described in Section 1.10.2(d)(iv);

(vi)	establishing the [***] and [***] milestone payments if the Neurology JDC is unable to agree on such payments as described in Section 1.10.2(e);

(vii)	reviewing and assessing reports provided by the Neurology JRC and the Neurology JDCs;

(viii)	providing input to the JPC as appropriate;

(ix)	reviewing and providing input on the CTDs and IDPs as appropriate;

(x)	assisting with and participating in the resolution of disputes as contemplated in Section 12.1.1; and

(xi)	such other review and advisory responsibilities as may be assigned to the CSC by the Parties pursuant to this Agreement.

1.18.2.
Neurology JRC. The Parties will establish a joint research committee (the “Neurology JRC”) reporting to the CSC, to provide advice and make recommendations on the conduct of activities under the Core Research Program, Neurological Disease Research Program and each Collaboration Program up to Development Candidate designation. The Neurology JRC will consist of up to three representatives appointed by Ionis and up to three representatives appointed by Biogen. Each Neurology JRC member will have experience and expertise appropriate for the Core Research Program, Neurological Disease Research Program and/or the stage of development of the Collaboration Programs. Each Party will designate one of its representatives who is empowered by such Party to make decisions related to the performance of such Party’s obligations under this Agreement to act as the co-chair of the Neurology JRC. The co-chairs will be responsible for overseeing the activities of the Neurology JRC consistent with the responsibilities set forth below in this Section 1.18.2. Schedule 1.18.2 sets forth certain Neurology JRC governance matters agreed to as of the Effective Date. The Neurology JRC will determine the Neurology JRC operating procedures at its first meeting, including the Neurology JRC’s policies for replacement of Neurology JRC members, policies for participation by additional representatives or consultants invited to attend Neurology JRC meetings, and the location of meetings, which will be codified in the written minutes of the first Neurology JRC meeting. Each Party will be responsible for the costs and expenses of its own employees or consultants attending Neurology JRC meetings. Ionis and Biogen will use reasonable efforts to schedule meetings of the Neurology JRC to take place at the same location and on the same dates as meetings of the CSC and the joint development and steering committees under the Ionis/Biogen Additional Agreements, to maximize the use of each Party’s time, increase information sharing efficiencies and reduce the cost of additional travel, lodging and related expenses.

(a)
Role of the Neurology JRC. Without limiting any of the foregoing, subject to Section 1.18.4, the Neurology JRC will perform the following functions, some or all of which may be addressed directly at any given Neurology JRC meeting:

(i)
maintain the list of High Interest Targets, ALS Targets, Collaboration Targets, and Biogen Alternate Modality Targets, as such lists may be updated from time to time in accordance with this Agreement, and attach such lists to the minutes of the meeting of the Neurology JRC where any update to the High Interest Target List, ALS Target List or Collaboration Targets, Biogen Alternate Modality Targets occurred;

(ii)	as described in Section 1.2.3(c), determine the number of High Interest Targets for which activities to support Target Sanction will be conducted during each year of the Research Term;

(iii)
review and approve amendments to the Core Research Plan and the Neurological Disease Research Plan (including any amendments thereto that terminate all activities under such plans) as described in Sections 1.2.2 and 1.2.3;

(iv)	allocate resources under Section 1.11;

(v)	determine the number of FTEs Ionis will use to perform drug discovery activities on ALS Targets;

(vi)	as contemplated under Section 1.6.1, determine whether to re-allocate resources on additional Collaboration Programs;

(vii)
during years [***] through [***] after the Effective Date, determine the appropriate allocation of Ionis’ resources to the Core Research Plan, the Neurological Disease Research Plan and each ASO Development Candidate Identification Plan, as described in Section 1.11;

(viii)	review the overall progress of Ionis’ efforts to achieve Target Sanction with respect to each High Interest Target that has not achieved Target Sanction status;

(ix)	as described in Section 1.3, review each Target Sanction Data Package and determine the best therapeutic modality to pursue for a High Interest Target;

(x)	as described in Section 1.4, review each Target Sanction Data Package for an Ionis Neurology Target;

(xi)	establish an ASO Development Candidate Identification Plan for each Collaboration Program as described in Section 1.10.1(a);

(xii)	agree on any biomarker work to be performed in the ASO Development Candidate Identification Plan, and [***] is responsible for performing such biomarker work [***];

(xiii)	as described in Section 1.10.2(c) and Section 1.10.2(d), agree upon a high level pre-clinical toxicology strategy and Initial Development Plan for each Development Candidate;

(xiv)	review the overall progress of Ionis’ efforts to discover, identify, optimize and select the Development Candidate for each Collaboration Program;

(xv)	monitoring progress of each Collaboration Program and maintaining a calendar of anticipated milestone achievement dates for each Collaboration Program;

(xvi)
establishing teams and committees to oversee and manage activities under the Core Research Program, Neurological Disease Research Program and each Collaboration Program up to Development Candidate designation as it deems necessary;

(xvii)	discuss upcoming academic and non-profit collaborations that a Party is negotiating or considering entering into; and

(xviii)	such other review and advisory responsibilities as may be assigned to the Neurology JRC by the CSC pursuant to this Agreement.

1.18.3.
Joint Development Committees. For each Development Candidate, the CSC will appoint a joint development committee (each, a “Neurology JDC”) approximately [***] days prior to the date Ionis expects to designate a Development Candidate, to govern the activities under this Agreement with respect to such Collaboration Program. Each Neurology JDC will report to the CSC and will consist of an equal number of representatives appointed by Ionis and Biogen. Each Neurology JDC member will be a senior clinical development leader or have other experience and expertise appropriate for the stage of development of the Collaboration Program in the applicable disease area, and at least one of each Party’s members will have operational responsibility for the applicable Collaboration Program. Each Party will designate one of its representatives who is empowered by such Party to make decisions related to the performance of such Party’s obligations under this Agreement to act as the co-chair of the Neurology JDC. The co-chairs will be responsible for overseeing the activities of the Neurology JDC consistent with the responsibilities set forth below in this Section 1.18.3. Schedule 1.18.3 sets forth certain Neurology JDC governance matters agreed to as of the Effective Date. Each Neurology JDC will determine its operating procedures at its first meeting, including the Neurology JDC’s policies for replacement of Neurology JDC members, policies for participation by additional representatives or consultants invited to attend Neurology JDC meetings, and the location of meetings, which will be codified in the written minutes of the first Neurology JDC meeting. Each Party will be responsible for the costs and expenses of its own employees or consultants attending Neurology JDC meetings. If practical, Ionis and Biogen will use reasonable efforts to schedule meetings of each Neurology JDC to take place at the same location and on the same dates as meetings of the CSC and the joint development and steering committees under the Ionis/Biogen Additional Agreements, to maximize the use of each Party’s time, increase information sharing efficiencies and reduce the cost of additional travel, lodging and related expenses.

(a)
Role of the Neurology JDCs. Without limiting any of the foregoing, subject to Section 1.18.4, each Neurology JDC will perform the following functions, some or all of which may be addressed directly at any given Neurology JDC meeting:

(i)	establish the Initial Development Plan for each Development Candidate and update such plan as needed as provided in Section 1.10.2(d);

(ii)	agree on Cost Estimates and the [***] milestone payments under Section 1.10.2(e);

(iii)	approve Biogen-Approved Costs pursuant to Section 1.14.1;

(iv)
if the milestone payment agreed upon in writing by the Parties pursuant to Section 1.10.2(e) with respect to a [***] exceeds $[***], establishing whether and how such payment shall be apportioned into smaller milestone payments as described in Section 1.10.2(e);

(v)	if any Biogen-Approved Costs that result from [***] exceed $[***], establishing whether and how such payments shall be apportioned into smaller milestone payments as described in Section 1.14.1(a);

(vi)	establish a high-level preclinical toxicology strategy for each Collaboration Program under Section 1.10.2(c);

(vii)	establishing teams and committees to oversee and manage activities under each Collaboration Program after Development Candidate designation as it deems necessary; and

(viii)	such other review and advisory responsibilities as may be assigned to the Neurology JDC by the CSC pursuant to this Agreement.

1.18.4.	Decision Making.

(a)
Committee Decision Making. Decisions by each of the CSC, Neurology JRC and Neurology JDC will be made by unanimous consent with each Party’s representatives having, collectively, one vote.  At any given meeting of any such committee, quorum will have deemed to be reached if a voting representative of each Party is present or participating in such meeting.  No action taken at any meeting of any such committee will be effective unless there is a quorum at such meeting. Unless otherwise specified in this Agreement, no action will be taken with respect to a matter for which the CSC, Neurology JRC or Neurology JDC, as applicable, has not reached unanimous consensus.

(b)
Implementation. Each Party will give due consideration to, and consider in good faith, the recommendations and advice of the CSC, the Neurology JRC and Neurology JDC (as applicable) regarding the conduct of the Core Research Program, Neurological Disease Research Program and each Collaboration Program. Subject to Section 1.10.1 and Section 1.10.2, prior to the License Effective Date with respect to the applicable Collaboration Program, (i) Ionis will have the final decision-making authority regarding [***] and (ii) Biogen will have the final decision-making authority regarding [***]. After the License Effective Date with respect to a particular Collaboration Program, Biogen will have sole decision-making authority regarding [***] of Collaboration Products for such Collaboration Program, provided, however, that [***]. Except as otherwise expressly stated in this Agreement, the CSC, the Neurology JRC and Neurology JDC will have no decision making authority and will act as a forum for sharing information about the activities conducted by the Parties hereunder and as an advisory body, in each case only on the matters described in, and to the extent set forth in, this Agreement.

1.18.5.
Ionis Obligation to Participate in the Neurology JRC, Neurology JDC and CSC. Ionis’ obligation to participate in (i) the Neurology JRC, will terminate at the end of the ASO Development Candidate Identification Term, (ii) the Neurology JDC, will terminate upon Biogen’s exercise (or expiration) of the Option for the last Collaboration Program, and (iii) the CSC, will terminate upon Biogen’s exercise (or expiration) of the Option for the last Collaboration Program. Thereafter, for each such governing body, Ionis will have the right, but not the obligation, to participate in such meetings upon Ionis’ request.

1.18.6.
Alliance Managers. Each Party will appoint a representative to act as its alliance manager under this Agreement (each, an “Alliance Manager”). Each Alliance Manager will be responsible for supporting the CSC, the Neurology JRC and Neurology JDC, and performing the activities listed in Schedule 1.18.6.

ARTICLE 2.
EXCLUSIVITY COVENANTS

2.1.	Exclusivity; Right of First Negotiation.

2.1.1.	Exclusivity Covenants.

(a)
The Parties’ Exclusivity Covenants During the Research Term for High Interest Targets. Each Party agrees that, except in the performance of its obligations or exercise of its rights under this Agreement and except as set forth in Section 1.8.4, Section 2.1.2, Section 2.2, Section 10.4.3 or Section 10.4.4, or as contemplated by any Neurology Plan, neither it nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to the discovery, research, development, manufacture or commercialization in the Field of an Oligonucleotide that is designed to bind to the RNA that encodes a High Interest Target from the Effective Date until the earlier to occur of (i) the date such target is removed from the High Interest Target List, by Biogen or ceases to be a High Interest Target by operation of this Agreement, or (ii) the date on which the High Interest Target List is dissolved in accordance with Section 1.9.

(b)
Ionis’ Exclusivity Covenants during the Research Term for Ionis Neurology Targets. Ionis agrees that neither it nor any of its Affiliates will work for the benefit of any Third Party (including the grant of any license to any Third Party that would diminish Biogen’s rights under Section 1.4 or prevent Ionis from granting Biogen a license under Section 4.1.1) with respect to the discovery, research, development, manufacture or commercialization in the Field of an Oligonucleotide that is designed to bind to the RNA that encodes an Ionis Neurology Target from the Effective Date until the earlier to occur of (i) the date such target ceases to be a Neurology Target by operation of this Agreement, or (ii) the expiration of the Research Term.

(c)
Ionis’ Exclusivity Covenants for Biogen Alternate Modality Targets. With respect to each Biogen Alternate Modality Target, except in the performance of its obligations or exercise of its rights under this Agreement and except as set forth in Section 2.1.2, Section 10.4.3 or Section 10.4.4, neither Ionis nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to the discovery, research, development, manufacture or commercialization of an Oligonucleotide designed to bind to the RNA encoding such Biogen Alternate Modality Target without Biogen’s prior written consent; provided, however, that if (A) Biogen, its Affiliates or Sublicensees have not [***] within [***] (or, if Biogen has used Commercially Reasonable Efforts to [***], within [***]) after the date the applicable Neurology Target becomes a Biogen Alternate Modality Target in accordance with this Agreement, or (B) after [***], Biogen, its Affiliates and Sublicensees thereafter cease to use Commercially Reasonable Efforts to develop or commercialize such Product (or otherwise stops developing or commercializing such Product), then (i) the exclusive license granted to Biogen under Section 4.1.1(b) for such Biogen Alternate Modality Target will convert to a non-exclusive license, and (ii) Ionis and its Affiliates may independently or for or with any Third Party (including the grant of any license to any Third Party) research, develop, and commercialize Oligonucleotides designed to bind to the RNA encoding such Biogen Alternate Modality Target (each such Oligonucleotide, an “Ionis Non-Exclusive Product”), but not, for the avoidance of doubt, any molecule or product designed to [***] that is not [***], and the license to Biogen under Section 4.1.1(b) will become a non-exclusive license to the extent necessary to allow Ionis to conduct such activities.

(d)
The Parties’ Exclusivity Covenants during the Option Period for Collaboration Targets. Each Party agrees that, except in the performance of its obligations or exercise of its rights under this Agreement and except as set forth in Section 2.1.2, Section 2.2, Section 10.4.3 or Section 10.4.4, neither it nor any of its Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to discovery, research, development, manufacture or commercialization in the Field of an Oligonucleotide that is designed to bind to the RNA that encodes a Collaboration Target from the date such gene target was designated a Collaboration Target under this Agreement through the expiration or earlier termination of the applicable Option Period.

(e)
The Parties’ Exclusivity Covenants after the License Effective Date. Except in the performance of its obligations or exercise of its rights under this Agreement and except as set forth in Section 2.1.2, Section 2.2, Section 10.4.3 or Section 10.4.4, if Biogen timely exercises an Option in accordance with this Agreement, then neither Ionis nor Biogen nor their respective Affiliates will work independently or for or with any Third Party (including the grant of any license to any Third Party) with respect to:

(i)	discovery, research or development in the Field of an Oligonucleotide that is designed to bind to the RNA that encodes the applicable Collaboration Target related to such Option until [***]; and

(ii)	on a country-by-country basis, commercializing in the Field an Oligonucleotide that is designed to bind to the RNA that encodes such Collaboration Target until [***].

(f)
Failure to Defer or Designate a High Interest Target a Collaboration Target or Biogen Alternate Modality Target. If, after a High Interest Target achieves Target Sanction, Biogen (i) fails to timely designate such High Interest Target as a Collaboration Target or a Biogen Alternate Modality Target (or, if applicable elect to defer under Section 1.3) on the applicable timelines set forth in Section 1.3 or Section 1.8, (ii) fails to timely pay the applicable milestone payment under Section 6.2.1 or Section 6.2.2, (iii) under Section 10.2.1 or Section 10.2.2 voluntarily terminates its license under Section 4.1.1(b) with respect to a High Interest Target Biogen designated as a Biogen Alternate Modality Target, or (iv) notifies Ionis that it has terminated an ALS Collaboration Program after the Initiation of a Phase 1 Trial for such program or fails to timely pay a milestone payment under Section 6.5 with respect to a particular ALS Collaboration Program, then in each case for a period of [***] after the date of such failure or such termination, as applicable, (A) neither Biogen nor its Affiliates will independently or for or with any Third Party (including the grant of any license to any Third Party) discover, research, develop, manufacture or commercialize an Oligonucleotide designed to bind to the RNA encoding such High Interest Target and (B) if Biogen or any of its Affiliates or licensees discovers, researches, develops, manufactures or commercializes a Biogen Alternate Modality Product for such High Interest Target and such High Interest Target is not a Pre-Existing Target, then (1) the provisions of ARTICLE 6 will apply with respect to such Biogen Alternate Modality Product, (2) Biogen will pay Ionis all amounts owed (or which would have been owed absent such original failure or such termination) under such ARTICLE 6 with respect to such Biogen Alternate Modality Product (to the extent such amounts have not previously been paid with respect to the applicable Biogen Alternate Modality Target) in accordance with the terms hereof, (3) to the extent Ionis has the ability to do so, Ionis will grant Biogen the license under Section 4.1.1(b) with respect to such Biogen Alternate Modality Target, and (4) Section 2.1.1(c) will not apply with respect to such Biogen Alternate Modality Product.  For the avoidance of doubt, nothing in this Agreement shall restrict Biogen’s or its Affiliate’s or licensee’s discovery, research, development, manufacture, or commercialization of a product for a Pre-Existing Target that is not an Oligonucleotide designed to bind to the RNA that encodes such Pre-Existing Target.

2.1.2.
Limitations and Exceptions to Ionis’ Exclusivity Covenants. Notwithstanding anything to the contrary in this Agreement, Ionis’ practice of the following will not violate Section 2.1.1, Section 2.2 or clause (d) of Appendix 3:

(a)	The discovery, research, development, manufacture or commercialization of Gene-Editing Products or messenger RNA solely to the extent agreed by the Parties in writing;

(b)	Any activities pursuant to the Prior Agreements as in effect on the Effective Date;

(c)	The granting of, or performance of obligations under, Permitted Licenses;

(d)	The research, development or commercialization of an Ionis Multi-Indication Compound to the extent permitted under Appendix 3;

(e)	The exercise of its rights under Section 3.2.2;

(f)	The discovery, research, development, manufacture or commercialization of a Pre-Existing Competitive Collaboration Product in accordance with Section 12.5.2(b) and Section 12.6; and

(g)
The limited continuation of discovery, research, development, manufacture or commercialization of Acquired Competitive Product(s) as permitted under Section 12.5.3(a) and in accordance with Section 12.5.3(a) and Section 12.6.

2.1.3.
Limitations and Exceptions to Biogen’s Exclusivity Covenants. Notwithstanding anything to the contrary in this Agreement, Biogen’s or its Affiliates’ practice of the following will not violate Section 2.1.1 or clause (b) of Appendix 3:

(a)	The discovery, research, development, manufacture or commercialization of Gene-Editing Products or messenger RNA solely to the extent agreed by the Parties in writing;

(b)	the discovery, research, development, manufacture or commercialization of a Pre-Existing Competitive Collaboration Product in accordance with Section 12.5.2(b) and Section 12.6; or

(c)
the limited continuation of discovery, research, development, manufacture or commercialization of Acquired Competitive Product(s) as permitted under Section 12.5.3(a) and in accordance with Section 12.5.3(a) and Section 12.6.

2.1.4.
Effect of Exclusivity on Indications. The Compounds are designed to bind to the RNA that encodes a Collaboration Target with the intent of treating a Neurological Disease in the Field. Ionis and Biogen are subject to exclusivity obligations under Section 2.1; however, the Parties acknowledge and agree that, except as otherwise provided herein, each Party and its Affiliates (on its own or with a Third Party) may continue to discover, research, develop, manufacture and commercialize products that are designed to bind to the RNA that encodes a gene that is not (i) a High Interest Target to the extent Section 2.1.1(a) still applies, (ii) a Biogen Alternate Modality Target to the extent Section 2.1.1(c) still applies, or (iii) a Collaboration Target, in each case for any indication, even if such products are designed to treat a Neurological Disease.

2.2.
Right of First Negotiation for Follow-On Compounds. On a Collaboration Program-by-Collaboration Program basis, during the period commencing on the Effective Date and ending upon (i) if the applicable Option is not exercised in accordance with this Agreement, [***], or (ii) if the applicable Option is exercised in accordance with this Agreement, [***] (such period, the “ROFN Period”), Ionis hereby grants to Biogen a right of first negotiation to develop and commercialize any Follow-On Compound developed by or on behalf of Ionis, which right of first negotiation is granted on the following terms and conditions:

2.2.1.
Within [***], Biogen may provide Ionis with a non-binding, good faith written notice expressing Biogen’s desire for Ionis to identify a Follow-On Compound (a “Follow-On Interest Notice”). If (i) Biogen does not, within such [***] period, provide Ionis with a Follow-On Interest Notice, or (ii) Biogen does timely provide Ionis with a Follow-On Interest Notice but the Parties do not agree on a [***] related to such Follow-On Compound by 5:00 pm (Eastern Time) on the [***] following the date of the License Effective Date with respect to such Collaboration Program, then, Ionis may work independently or with any of its Affiliates or any Third Party with respect to the discovery, research, development and manufacture of a Follow-On Compound; provided, however, that during the ROFN Period, Ionis will not grant any license (or an option to obtain such a license) under any intellectual property owned, controlled or licensed by Ionis to make, use or sell any Follow-On Compound (a “Follow-On Agreement”) unless and until Ionis provides a written notice to Biogen (a “Follow-On Negotiation Notice”), which notice identifies [***].  Ionis will not initiate negotiations regarding or enter into such a Follow-On Agreement with any Third Party until [***].

2.2.2.
If Biogen or one of its Affiliates responds within [***] after its receipt of the Follow-On Negotiation Notice indicating that Biogen or one of its Affiliates desires to negotiate with Ionis regarding the proposed Follow-On Agreement, Ionis and Biogen or one of its Affiliates will negotiate in good faith with each other until the [***] after the date Ionis provided Biogen the Follow-On Negotiation Notice (or such other period as mutually agreed by the Parties) (the “Negotiation Period”) regarding a mutually satisfactory Follow-On Agreement (which may take the form of an amendment to this Agreement). During the Negotiation Period, Ionis will make at least [***] to Biogen or its Affiliate setting forth all material business and legal terms on which Ionis would be willing to enter into the proposed Follow-On Agreement with Ionis; provided, that neither Party will have any obligation to enter into a Follow-On Agreement. If the Negotiation Period expires before Biogen or its Affiliate and Ionis have entered into such a Follow-On Agreement, Ionis will have no further obligation to negotiate with Biogen or its Affiliates with respect to such Follow-On Agreement and Ionis will be free to negotiate and enter an agreement with a Third Party with respect to a Follow-On Agreement [***]; provided, however, that Ionis will not enter into any such Follow-On Agreement with any Third Party unless the terms and pricing of such Follow-On Agreement, [***] during the Negotiation Period. If, with respect to any Follow-On Compound that was the subject of the Follow-On Agreement previously discussed by the Parties, after the end of the Negotiation Period and prior to Ionis entering into a Follow-On Agreement with a Third Party, [***] regarding the Follow-On Compound, Ionis’ obligations and Biogen’s rights under Section 2.2.1 and this Section 2.2.2 will reset and Ionis will provide Biogen with a new Follow-On Negotiation Notice.

2.2.3.	Any Follow-On Agreement entered into by Ionis with a Third Party in accordance with Section 2.2.2 will be a Permitted License to the extent related to the Follow-On Compound.

2.2.4.
Notwithstanding anything to the contrary in this Agreement, until [***], Ionis will provide to Biogen a Follow-On Negotiation Notice for each [***] pursuant to this Section 2.2, unless Ionis enters into a Follow-On Agreement with a Third Party pursuant to this Section 2.2 and the terms of such agreement do not permit Ionis to grant Biogen rights with respect to the applicable Follow-On Compound.

Except as expressly set forth in Section 2.1.2, Section 2.2, or Section 10.4.4, in no event will Ionis have the right to [***].

ARTICLE 3.
EXCLUSIVE OPTION

3.1.	Option.

3.1.1.
Advance Data Disclosure. On or about 90 days before the date on which Ionis estimates that the database will be locked for the first PoC Trial for a particular Collaboration Program that is being conducted by Ionis (each an “Estimated Lock Date”), Ionis will provide Biogen with a written notice of such Estimated Lock Date. If Biogen provides written notice to Ionis [***] after Biogen’s receipt of the notice regarding the Estimated Lock Date that Biogen has a good faith intention to exercise the Option for the applicable Collaboration Program under Section 3.1.3, then as soon as reasonably practicable after Ionis receives such notice from Biogen, Ionis will provide Biogen with an early preview of the information to be included in the [***] for the applicable Collaboration Program to the extent then in Ionis’ possession and not already provided to Biogen, to assist Biogen with its decision of whether to exercise the Option. Within 15 Business Days after Biogen’s receipt of such data, Biogen will provide Ionis with a [***] notice of whether Biogen still intends to exercise the Option for the applicable Collaboration Program, provided, however, that Biogen’s failure to do so will not be deemed a breach of this Agreement.

3.1.2.
PoC Trial Completion Notice. On a Collaboration Program-by-Collaboration Program basis where Ionis conducts the first PoC Trial, Ionis will provide to Biogen or its designated Affiliate (i) a copy of the most recent Investigator’s Brochure for the applicable Collaboration Product, (ii) written notice from Ionis regarding completion of the first PoC Trial, and (iii) the PoC Data Package for such Collaboration Program, to the extent not already provided to Biogen under Section 3.1.1 above (such notice and package, a “PoC Trial Completion Notice”) promptly, and in any event within [***] days after database lock for the PoC Trial for such Collaboration Program.  Within 15 days of receipt of the PoC Trial Completion Notice, Biogen or an Affiliate will notify Ionis of any omissions or deficiencies that Biogen or its Affiliate believes in good faith cause the PoC Trial Completion Notice to be incomplete (“Deficiency Notice”). Ionis will promptly, and in any event within 15 days of receipt of the Deficiency Notice, resubmit a complete PoC Trial Completion Notice to Biogen or its designated Affiliate, including any information required to be included in the PoC Data Package that Biogen identified in the Deficiency Notice. If the Parties do not agree as to whether the PoC Trial Completion Notice is complete, the matter will be referred to the Executives for resolution. The Executives will meet promptly and negotiate in good faith to resolve the dispute and agree upon a complete PoC Trial Completion Notice.

3.1.3.
Option and Option Deadline. On a Collaboration Program-by-Collaboration Program basis, Ionis hereby grants to Biogen and its Affiliates an exclusive option to obtain the license set forth in Section 4.1.1(a) with respect to such Collaboration Program (each an “Option”). Each Option for a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program will be available to Biogen and its Affiliates until 5:00 pm (Eastern Time) on the [***] following Biogen’s receipt of a complete PoC Trial Completion Notice for the applicable Collaboration Program (the “Standard Option Deadline”). Each Option for an ALS Collaboration Program will be available to Biogen and its Affiliates until 5:00 pm (Eastern Time) on the earlier of (A) the [***] following Biogen’s receipt of the data generated under the statistical analysis plan after initial database lock for the first PoC Trial for the applicable ALS Collaboration Program, and (B) the [***] of the date a Development Candidate under such ALS Collaboration Program was designated (the “ALS Option Deadline”). Each Option for a Biogen Conducted Non-ALS Collaboration Program will be available to Biogen and its Affiliates until 5:00 pm (Eastern Time) on the earlier of (X) the [***] following Biogen’s receipt of the data generated under the statistical analysis plan after initial database lock for the first PoC Trial for the applicable Biogen Conducted Non-ALS Collaboration Program, and (Y) the [***] of the date a Development Candidate under such Biogen Conducted Non-ALS Collaboration Program was designated (the “Biogen Conducted Non-ALS Option Deadline”). Notwithstanding the foregoing, if Biogen determines that an HSR Filing is required to be made under the HSR Act to exercise an Option and notifies Ionis of such determination within [***] after Biogen’s receipt of the complete PoC Trial Completion Notice, the Parties will promptly file an HSR Filing in accordance with Section 3.1.4 and the Option Deadline will be extended until 5:00 pm (Eastern Time) on the fifth Business Day after the HSR Clearance Date. If, by the Option Deadline, Biogen or its designated Affiliate (i) notifies Ionis in writing that it wishes to exercise the applicable Option, and (ii) pays to Ionis the license fee set forth in Section 6.6, Ionis will, and hereby does, grant to Biogen or its designated Affiliate the license set forth in Section 4.1.1(a). If, by the Option Deadline, Biogen or its designated Affiliate has not both (y) provided Ionis a written notice stating that Biogen is exercising its Option, and (z) paid Ionis the license fee in accordance with Section 6.6, then Biogen’s Option for the applicable Collaboration Program will expire and Biogen will promptly transfer to Ionis all data, results and information (including Biogen’s Confidential Information and any regulatory documentation (including drafts)) related to the testing and Clinical Studies under such Collaboration Program in the possession of Biogen and its contractors to the extent such data, results and information were generated by or on behalf of Biogen under this Agreement (and [***] will pay all out-of-pocket direct Third Party costs and expenses in transferring such data, results and information together with Biogen’s FTE Cost in transferring such data, results and information).

3.1.4.	HSR Compliance.

(a)
HSR Filing. If Biogen notifies Ionis pursuant to Section 1.7 or Section 3.1.3 that an HSR Filing is required for Biogen to receive the license under Section 4.1.1(b) or exercise an Option under this Agreement, each of Biogen and Ionis will, within five Business Days after such notice from Biogen (or such later time as may be agreed to in writing by the Parties), file with the United States Federal Trade Commission (“FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”), any HSR Filing required with respect to the transactions contemplated hereby. The Parties will cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Each Party will be responsible for its own costs and expenses (other than filing fees, which Biogen will pay) associated with any HSR Filing.

(b)
HSR Clearance. In furtherance of obtaining HSR Clearance for an HSR Filing filed under Section 3.1.4(a), Ionis and Biogen will use their respective commercially reasonable efforts to resolve as promptly as practicable any objections that may be asserted with respect to this Agreement or the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory law. In connection with obtaining such HSR Clearance from the FTC, the DOJ or any other governmental authority, Biogen and its Affiliates will not be required to (i) sell, divest (including through a license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of Biogen or any of its Affiliates (or consent to any of the foregoing actions); or (ii) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a governmental authority seeking to impose any of the restrictions referenced in clause (i) above.

3.2.	Changing or Adding Modalities.

3.2.1.
Changing to a Collaboration Target. Provided that Biogen has complied with its diligence obligations under Section 2.1.1(c) and Section 5.1.2, at any time during the Research Term after Biogen has made the applicable payment under Section 6.2.2 with respect to a Biogen Alternate Modality Product, subject to Section 3.2.3(a), Biogen may elect to change such Biogen Alternate Modality Target to a Collaboration Target upon written notice to Ionis. Thereafter, (i) Biogen will pay Ionis the milestone payment under Section 6.2.1 (as such payment may be modified pursuant to Section 3.2.3(a)), such payment to be made within [***] days after Biogen’s notice under this Section 3.2.1, (ii) Ionis will prepare and submit to the Neurology JRC an ASO Development Candidate Identification Plan for such Collaboration Target within [***] days after receipt of Biogen’s notice pursuant to this Section 3.2.1, which plan will be agreed upon as provided in Section 1.10.1(a), (iii) the Parties will seek to discover and develop a Development Candidate for such target pursuant to such plan and the provisions of this Agreement and (iv) such target will no longer be a Biogen Alternate Modality Target hereunder.

3.2.2.
Changing to a Biogen Alternate Modality Target.  At any time during the Term after Biogen has made the applicable payment under Section 6.2.1 for a Collaboration Program, Biogen may elect to change the applicable Collaboration Target under such Collaboration Program to a Biogen Alternate Modality Target upon written notice to Ionis, in which case the provisions of Section 3.2.3(b) will apply, and as of the date of such notice, Ionis will be deemed to have granted Biogen the license under Section 4.1.1(b) with respect to such target and such target will no longer be a Collaboration Target hereunder; provided, however, that Biogen will not have the right to change a Collaboration Target to a Biogen Alternate Modality Target if such Collaboration Target is a Pre-Existing Target.  Within [***] days of the later of (a) Ionis’ receipt of Biogen’s notice electing to change a particular Collaboration Target to a Biogen Alternate Modality Target, and (b) Ionis’ receipt of the data generated under the statistical analysis plan after initial database lock for any ongoing Clinical Study under the applicable Collaboration Program, by written notice to Biogen, Ionis may elect to either (i) cease all development activities under this Agreement relating to any ASO designed to bind to the applicable Biogen Alternate Modality Target (i.e., the former Collaboration Target), until otherwise permitted to conduct such development activities under Section 2.1.1(c), or (ii) subject to Section 3.2.3(b), continue to develop and commercialize on its own or with a Third Party such ASOs (or any other Oligonucleotides) designed to bind to the applicable Biogen Alternate Modality Target (i.e., the former Collaboration Target).  If Ionis makes an election under clause (ii) of this Section 3.2.2, then Section 10.4.3(d) will apply to such former Collaboration Target.

3.2.3.	Economics for Changing Modalities.

(a)
If, pursuant to Section 3.2.1, Biogen elects to change a Biogen Alternate Modality Target to a Collaboration Target, the provisions related to Collaboration Programs under this Agreement, including to Sections 6.2, 6.4, 6.6, 6.7, and 6.10 will apply with respect to such Collaboration Target, provided, however, that (i) if Biogen paid Ionis the milestone payment under Section 6.2.2 with respect to such target prior to the date such target changed to a Collaboration Target, then the milestone payment under Section 6.2.1 with respect to such Collaboration Target will be reduced to $[***], (ii) if Biogen paid Ionis a milestone payment under Section 6.3 with respect to such target prior to the date such target changed to a Collaboration Target, then Biogen may credit the amount of such payments against the amounts due Ionis under Sections 6.6 and, to the extent applicable, Section 6.7.

(b)
If, pursuant to Section 3.2.2, Biogen elects to designate a Collaboration Target as a Biogen Alternate Modality Target, the provisions related to Biogen Alternate Modality Programs under this Agreement, including Sections 6.3 and 6.9 will apply with respect to such Biogen Alternate Modality Target; provided, however, that (i) if the Collaboration Target Biogen changed to a Biogen Alternate Modality Target was not an ALS Target, then no payment will be due under Section 6.2.2 with respect to such Biogen Alternate Modality Target and (ii) if Ionis elects to continue to develop and commercialize such Oligonucleotides under clause (ii) of Section 3.2.2 Biogen will not be required to pay Ionis any un-accrued milestone payments or royalties under Section 6.3 and Section 6.9 solely with respect to the applicable Biogen Alternate Modality Product Developed and Commercialized by Biogen as a result of its conversion to a Biogen Alternate Modality Target under Section 3.2.2.

3.2.4.	Adding an Additional Modality.

(a)
Adding a Collaboration Target. Provided that Biogen has complied with its diligence obligations under Section 2.1.1(c) and Section 5.1.2, at any time during the Research Term after Biogen has made the applicable payment under Section 6.2.2 with respect to a Biogen Alternate Modality Target, Biogen may elect to add such Biogen Alternate Modality Target as a Collaboration Target upon written notice to Ionis. Thereafter, (i) Biogen will pay Ionis the milestone payment under Section 6.2.1, such payment to be made within [***] days after Biogen’s notice under this Section 3.2.4(a), (ii) Ionis will prepare and submit to the Neurology JRC an ASO Development Candidate Identification Plan for such Collaboration Target within [***] days after receipt of Biogen’s notice pursuant to this Section 3.2.4(a), which plan will be agreed upon as provided in Section 1.10.1(a) and the Parties will seek to discover and develop a Development Candidate for such target pursuant to such plan and the provisions of this Agreement (including, for the avoidance of doubt, the provisions of ARTICLE 6), (iii) Section 2.1.1(c) will not apply with respect to any activities conducted by Ionis pursuant to a Neurology Plan with respect to such target and (iv) Biogen may continue Developing, Manufacturing and Commercializing a Biogen Alternate Modality Product for the applicable Biogen Alternate Modality Target in accordance with the terms of this Agreement (including, for the avoidance of doubt, the provisions of ARTICLE 6).

(b)
Adding a Biogen Alternate Modality Target. At any time during the Term after Biogen has made the applicable payment under Section 6.2.1 for a Collaboration Program, Biogen may elect to add such Collaboration Target as a Biogen Alternate Modality Target upon written notice to Ionis; provided, however, that Biogen shall not have the right to add such Collaboration Target as a Biogen Alternate Modality Target if such Collaboration Target is a Pre-Existing Target. Thereafter, (a) upon Biogen’s payment of the applicable milestone under Section 6.2.2, subject to Section 3.2.5, such payment to be made within [***] days after Biogen’s notice under this Section 3.2.4(b), (i) Ionis will be deemed to have granted Biogen the license under Section 4.1.1(b) with respect to such target and (ii) Biogen may Develop, Manufacture and Commercialize a Biogen Alternate Modality Product for the applicable Biogen Alternate Modality Target in accordance with the terms of this Agreement (including, for the avoidance of doubt, the provisions of ARTICLE 6) and (b) the Parties will continue all activities under this Agreement with respect to the applicable Collaboration Program.

3.2.5.
HSR Compliance with Respect to Biogen Alternate Modality Targets.  If Biogen determines that an HSR Filing is required to be made under the HSR Act for Biogen to receive the license under Section 4.1.1(b) with respect to any Biogen Alternate Modality Target that is designated under Section 3.2.2 or Section 3.2.4.2 and notifies Ionis of such determination within 10 days after Biogen’s notice to Ionis under such section, the Parties will promptly file an HSR Filing in accordance with Section 3.1.4 and the deadline for Biogen to pay Ionis the milestone payment (or, if applicable, a portion thereof as provided in Section 3.2.3) under Section 6.2.2 will be extended until 5:00 pm (Eastern Time) on the fifth Business Day after the HSR Clearance Date.

3.2.6.
Changes One-Time Only. Once Biogen has elected to change a Collaboration Target to a Biogen Alternate Modality Target, or to change a Biogen Alternate Modality Target to a Collaboration Target under Section 3.2.1 or Section 3.2.2, as applicable, Biogen cannot exercise its rights under Section 3.2 to change such target back to a Collaboration Target or Biogen Alternate Modality Target, as applicable, or add such a Collaboration Target or Biogen Alternate Modality Target, as applicable, without Ionis’ written consent.

3.3.	Restrictions on Ionis’ Right to Grant Diagnostic Rights; Right to Negotiate Diagnostic Rights.

3.3.1.
On a Collaboration Product-by-Collaboration Product and Biogen Alternate Modality Product-by-Biogen Alternate Modality Product basis, Ionis hereby grants to Biogen and its Affiliates an option (the “Diagnostic Option”) to negotiate during the Full Royalty Period or Biogen Alternate Modality Royalty Period, as applicable, the terms of an agreement under which [***]. The Diagnostic Option will be available to Biogen and its Affiliates until the expiration of the [***] or [***], as applicable, for the applicable Collaboration Product or Biogen Alternate Modality Product.

3.3.2.	During the [***] or [***], as applicable, Ionis (i) has the right to [***], and (ii) will not [***].

3.3.3.	If, during the [***] or [***], as applicable, Ionis grants any Third Party a [***], then Ionis will promptly notify Biogen of such [***] and will offer Biogen a [***].

ARTICLE 4.
LICENSE GRANTS

4.1.	License Grants to Biogen.

4.1.1.	Development and Commercialization Licenses.

(a)
Collaboration Products. Subject to the terms and conditions of this Agreement, on a Collaboration Program-by-Collaboration Program basis, effective upon the License Effective Date for a particular Collaboration Program in accordance with this Agreement, Ionis grants to Biogen a worldwide, exclusive, royalty-bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Licensed Technology to research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below), register, market and Commercialize Collaboration Products under such Collaboration Program in the Field.

(b)
Biogen Alternate Modality Products. Subject to the terms and conditions of this Agreement, on a Biogen Alternate Modality Target-by-Biogen Alternate Modality Target basis, effective upon the date Biogen pays Ionis the milestone payment under Section 6.2.2 for a particular Biogen Alternate Modality Target, Ionis grants to Biogen a worldwide, exclusive, royalty-bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Licensed Technology to research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below), register, market and Commercialize Biogen Alternate Modality Products in the Field.

4.1.2.	Sublicense Rights; CMO Licenses.

(a)
Subject to the terms and conditions of this Agreement, Biogen will have the right to grant sublicenses under the licenses granted under Section 4.1.1(a) and Section 4.1.1(b) above and Section 4.3.1(b) below:

(i)	under the Ionis Core Technology Patents, Ionis Product-Specific Patents and Ionis Know-How, to an Affiliate of Biogen or a Third Party; and

(ii)	under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How, solely to (y) [***] or (z) [***];

provided that each such sublicense will be subject to, and consistent with, the terms and conditions of this Agreement. If, within [***] days of first learning of any breach of such sublicense terms, Biogen fails to take any action to enforce the sublicense terms of a sublicense granted pursuant to this Section 4.1.2, which failure would cause an adverse effect on Ionis, Biogen hereby grants Ionis the right to enforce such sublicense terms on Biogen’s behalf and will cooperate with Ionis (which cooperation will be at Biogen’s sole expense and will include, Biogen joining any action before a court or administrative body filed by Ionis against such Sublicensee if and to the extent necessary for Ionis to have legal standing before such court or administrative body) in connection with enforcing such terms. Biogen will provide Ionis with a true and complete copy of any sublicense granted pursuant to this Section 4.1.2 within [***] days after the execution thereof.

(b)
In connection with Biogen’s selecting and engaging one or more CMOs to supply Clinical Supplies under Section 4.3.1(b) or after a license is granted under Section 4.1.1, or supply API and Finished Drug Product for Commercialization, Ionis will, at Biogen’s option, either (1) grant a license from Ionis to [***] under the [***] to the extent necessary for [***], which Ionis agrees it will grant to [***], or (2) permit Biogen to grant a sublicense from Biogen to [***]. For Collaboration Products, each such manufacturing agreement between Biogen and a CMO will contain [***]. Biogen will provide Ionis with a true and complete copy of any manufacturing agreement entered into with a CMO within [***] days after the execution thereof. Notwithstanding the foregoing, if Ionis fails to comply with the terms of this Section 4.1.2(b) and does not cure such failure within 90 days after written notice from Biogen specifying the details of any such failure, Biogen will have the right to [***].

4.1.3.	Effect of Termination on Sublicenses.

(a)
If this Agreement terminates for any reason, any Sublicensee of Biogen will, from the effective date of such termination, automatically become a direct licensee of Ionis with respect to the rights sublicensed to the Sublicensee by Biogen; so long as (i) such Sublicensee is not in breach of its sublicense agreement, (ii) such Sublicensee agrees in writing to comply with all of the terms of this Agreement to the extent applicable to the rights originally sublicensed to it by Biogen, and (iii) such Sublicensee agrees to pay directly to Ionis such Sublicensee’s payments under this Agreement to the extent applicable to the rights sublicensed to it by Biogen. Biogen agrees that it will confirm clause (i) of the foregoing in writing at the request and for the benefit of Ionis and if requested, the Sublicensee.

(b)
If this Agreement terminates for any reason, any Sublicensee of Biogen under Section 4.3.2 and any Sublicensee of Ionis under Section 4.5.2 will, from the effective date of such termination, automatically become a direct licensee with respect to the rights sublicensed to the Sublicensee by the applicable Party hereunder; so long as (i) such Sublicensee is not in breach of its sublicense agreement, (ii) such Sublicensee agrees in writing to comply with all of the terms of this Agreement to the extent applicable to the rights originally sublicensed to such Sublicensee, and (iii) with respect to Sublicensees of Ionis, such Sublicensee agrees to pay directly to Biogen such Sublicensee’s payments under Section 4.4.2 to the extent applicable to the rights sublicensed to it by Ionis.  Each Party agrees that it will confirm clause (i) of the foregoing in writing at the request and for the benefit of the other Party and if requested, the Sublicensee.

4.1.4.
No Implied Licenses. All rights in and to Licensed Technology not expressly licensed to Biogen under this Agreement are hereby retained by Ionis or its Affiliates. All rights in and to Biogen Technology not expressly licensed or assigned to Ionis under this Agreement, are hereby retained by Biogen or its Affiliates. Except as expressly provided in this Agreement or to perform Biogen Activities or Ionis Activities, as applicable, no Party will be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property.

4.1.5.
License Conditions; Limitations. Subject to Section 6.13, any license granted under Section 4.1.1, and the sublicense rights under Section 4.1.2 are subject to and limited by (i) any applicable Third Party Obligations, (ii) the Prior Agreements, and (iii) the Ionis In-License Agreements, in each case to the extent the provisions of such obligations or agreements are specifically disclosed to Biogen in writing (or via electronic data room) prior to the date the applicable license under Section 4.1.1 is granted hereunder. With respect to Collaboration Products, Ionis will disclose to Biogen any Third Party Obligations Ionis believes apply to applicable Collaboration Products each time Ionis provides (x) the [***]; (y) the [***]; and (z) the [***], and Biogen will have the right to elect to exclude any Third Party Patent Rights and Know-How to which such Third Party Obligations apply by providing Ionis written notice prior to the License Effective Date with respect to a particular Program. If, prior to the date the applicable license under Section 4.1.1 is granted hereunder, Biogen provides Ionis with such a written notice to exclude certain Third Party Patent Rights and Know-How from such license, such Third Party Patent Rights and Know-How will not be included in the Licensed Technology licensed with respect to the applicable Products under this Agreement. If Biogen does not provide Ionis with such a written notice to exclude such Third Party Patent Rights and Know-How prior to the date the applicable license under Section 4.1.1 is granted hereunder, such Third Party Patent Rights and Know-How (and any Third Party Obligations to the extent applicable to Products) will be included in the Licensed Technology licensed with respect to the applicable Products under this Agreement.

4.1.6.
Trademarks for Products. If Biogen is granted a license under Section 4.1.1 for a particular Product, to the extent that (i) Ionis owns any trademark(s) specific to such Product which Ionis used prior to the date such license was granted, and (ii) Biogen reasonably believes such trademark(s) would be necessary or useful for the marketing and sale of the applicable Product, then upon Biogen’s request and at Biogen’s sole cost and expense relating to such assignment, Ionis will assign its rights and title to such trademark(s) to Biogen or one or more designated Affiliates sufficiently in advance of the First Commercial Sale of the Product to enable Biogen or its Affiliates to offer such Product for sale under such trademark(s). Other than trademarks owned by Ionis prior to the date the applicable license under Section 4.1.1 is granted hereunder, Biogen or its designated Affiliate will be solely responsible for developing, selecting, searching, registering and maintaining, and, subject to Section 10.4, will be the exclusive owner of, all trademarks, trade dress, logos, slogans, designs, copyrights and domain names used on or in connection with Products.

4.2.	Assignment of Ionis Product-Specific Patents; Grant Back to Ionis.

4.2.1.
Assignment to Biogen. After Biogen has obtained the license for a particular Program under Section 4.1.1 and following review and consideration by the Joint Patent Committee, Ionis will assign to Biogen or one or more of its designated Affiliates, Ionis’ ownership interest in (i) all Ionis Product-Specific Patents related to such Program in the Field that are owned by Ionis (whether solely owned or jointly owned with one or more Third Parties), and (ii) any Jointly-Owned Program Patents Covering Products related to such Program, and thereafter Ionis will have no further right to control any aspect of the Prosecution and Maintenance of such Ionis Product-Specific Patents and such Jointly-Owned Program Patents. The assignment of Patent Rights assigned in this Section 4.2.1 will occur within [***] days of Biogen obtaining the applicable license under Section 4.1.1.

4.2.2.
Grant Back to Ionis. Subject to the terms and conditions of this Agreement (including Ionis’ exclusivity covenants under Section 2.1.1), Biogen grants to Ionis a worldwide, sublicensable license under any Ionis Product-Specific Patents and Jointly-Owned Program Patents assigned to Biogen under Section 4.2.1 [***], (b) to conduct its activities with respect to such Program under the applicable ASO Development Candidate Identification Plans and applicable Initial Development Plans to the extent permitted by this Agreement, (c) to [***] with respect to such Program to the extent permitted by this Agreement, (d) to [***] to the extent permitted under Appendix 3 and (e) to exercise Ionis’ rights under Section 2.1.1(f) (if applicable) or Section 3.2.2.

4.3.	Enabling Licenses.

4.3.1.	Licenses During the Option Period.

(a)
Subject to the terms and conditions of this Agreement, Ionis hereby grants Biogen a worldwide, non-exclusive, sublicensable (but only as permitted in Section 4.3.2 below), royalty-free license under the Ionis Manufacturing and Analytical Know-How and Ionis Manufacturing and Analytical Patents solely to conduct Manufacturing and drug substance process and formulation development activities with respect to any Compound or Product under any Collaboration Program during the Option Period for such Collaboration Program (including the activities set forth on Schedule 4.3.1(a)); provided that the grant of rights pursuant to this Section 4.3.1(a) shall not include the right to Manufacture any Compound or Product for Commercialization purposes.

(b)
Subject to the terms and conditions of this Agreement (including Biogen’s exclusivity covenants under Section 2.1.1), [***] for Biogen to conduct (i) Manufacturing of Compounds or Products under any Collaboration Program or (ii) any Biogen Activities that are Development activities with respect to any Collaboration Program in accordance with this Agreement, in each case ((i) and (ii) during the Option Period), Ionis hereby grants Biogen a worldwide, non-exclusive, sublicensable (but only as permitted in Section 4.1.2 above), royalty-free license under the Licensed Technology. Biogen will [***] arising under any Third Party agreement as a result of granting Biogen the license under this Section 4.3.1(b) within [***] days after Biogen’s receipt of the applicable invoice. For clarity, the grant of rights pursuant to this Section 4.3.1(b) shall not include the right to Commercialize any such Collaboration Product or to Manufacture any such Collaboration Product for Commercialization.

4.3.2.
Biogen’s Right to Sublicense.  Biogen will have the right to grant sublicenses under the license granted under Section 4.3.1(a) above (a) in the case of a sublicense of Biogen’s right to conduct Manufacturing of Compounds or Products, other than any sublicense to conduct manufacturing in support of drug substance process and formulation development activities, solely to (i) [***] or (ii) [***] and (b) in the case of a sublicense of Biogen’s right to conduct drug substance process and formulation development activities, including manufacturing in support thereof, to any [***].  If, within [***] days after first learning of any breach of such sublicense terms by any such Sublicensee, Biogen fails to take any action to enforce the sublicense terms of a sublicense granted pursuant to this Section 4.3.2, which failure would cause an adverse effect on Ionis, then Biogen hereby grants Ionis the right to enforce such sublicense terms on Biogen’s behalf and will cooperate with Ionis (which cooperation will be at Biogen’s sole expense and will include Biogen joining any action before a court or administrative body filed by Ionis against such Sublicensee if and to the extent necessary to have legal standing before such court or administrative body) in connection with enforcing such terms. Biogen will provide Ionis with a true and complete copy of any sublicense granted to a Third Party pursuant to this Section 4.3.2 within [***] days after the execution thereof.  For the avoidance of doubt, Section 4.1.3(b) shall apply to sublicenses granted under this Section 4.3.2.

4.3.3.	Enabling Licenses to Biogen.

(a)
Subject to the terms and conditions of this Agreement (including Biogen’s exclusivity covenants under Section 2.1.1), Ionis hereby grants Biogen an irrevocable, perpetual, worldwide, non-exclusive, sublicensable (subject to the restrictions set forth in Section 4.3.3(c)) license under any Ionis Program Technology Controlled by Ionis or its Affiliates at any time during the Agreement Term, to research, develop, manufacture, have manufactured and commercialize (i) a product that is being developed or commercialized by Biogen, its Affiliates or its Sublicensee under any Ionis/Biogen Additional Agreement or this Agreement, (ii) products that do not include an Oligonucleotide as an active pharmaceutical ingredient, and (iii) Gene-Editing Products. The  licenses in clause (ii) and clause (iii) of this Section 4.3.3(a) and in Section 4.3.3(b) are royalty-free; except that if a product that is not a Product is being sold by Biogen, its Affiliates or Sublicensees is Covered by a Target Related Ionis Program Claim in a country, then on a country-by-country basis Biogen will pay to Ionis a royalty equal to [***]% of Net Sales of such product sold by Biogen, its Affiliates or Sublicensees so long as such product is Covered by such Target Related Ionis Program Claim in such country.  A “Target Related Ionis Program Claim” means a Valid Claim that (A) is within an Ionis Program Patent that is solely owned by Ionis, (B) Covers a product being sold by Biogen, its Affiliates or Sublicensee and (C) claims a gene target, or a method of modulating such gene target to achieve a prophylactic or therapeutic effect/benefit.

(b)
Subject to the terms and conditions of this Agreement (including Biogen’s exclusivity covenants under Section 2.1.1), Ionis hereby grants Biogen an irrevocable, perpetual, worldwide, non-exclusive, sublicensable (subject to the restrictions set forth in Section 4.3.3(c)) license under any Ionis Program Know-How and any Enabled Core Program Patents, in each case, Controlled by Ionis or its Affiliates at any time during the Agreement Term, to research, develop, manufacture, have manufactured and commercialize any product, including products that include an Oligonucleotide as an active pharmaceutical ingredient.

(c)
Biogen may share any raw data included in the Ionis Program Know-How licensed to Biogen under Sections 4.3.3(a) and 4.3.3(b) for use in connection with the performance of its obligations or exercise of its rights under this Agreement or any Ionis/Biogen Additional Agreement, and Biogen may share the conclusions drawn from or based on the review of such raw data with any Third Party. Other than in accordance with the foregoing sentence,  Biogen shall not share with any Third Party that is not an academic or non-profit institution or a contractor acting on Biogen’s behalf any raw data included in such Ionis Program Know-How or any tangible embodiments thereof to the extent such raw data and tangible embodiments constitute Confidential Information of Ionis.

4.3.4.	Enabling License to Ionis.

(a)
Subject to the terms and conditions of this Agreement (including Ionis’ exclusivity covenants under Section 2.1.1), Biogen hereby grants Ionis an irrevocable, perpetual, worldwide, non-exclusive, sublicensable (subject to the restrictions set forth in Section 4.3.4(c)) license under any Biogen Program Technology Controlled by Biogen or its Affiliates at any time during the Agreement Term, other than any Biogen Results licensed to Ionis under Section 4.4.1, to research, develop, manufacture, have manufactured and commercialize (a) products that include an Oligonucleotide as an active pharmaceutical ingredient (other than products that include an Oligonucleotide that is designed to bind to the RNA that encodes the same target as a product that is being developed or commercialized by Biogen, its Affiliates or Sublicensee under this Agreement or any Ionis/Biogen Additional Agreement) and (b) Gene-Editing Products. The licenses set forth in this Section 4.3.4(a) and in Section 4.3.4(b) are royalty-free; except that if a product that is not a Discontinued Product being sold by Ionis, its Affiliates or Sublicensee is Covered by a Target Related Biogen Program Claim in a country, then on a country-by-country basis Ionis will pay to Biogen a royalty equal to [***]% of net sales of such product sold by Ionis, its Affiliates or Sublicensees, for so long as such product is Covered by such Target Related Biogen Program Claim in such country.  For the purpose of the foregoing royalty calculation, “net sales” will be calculated [***].  The provisions of Sections 6.14.1, 6.14.2, 6.14.3, 6.15, 6.16.1, 6.16.2(a), 6.16.3 and 6.17 shall apply, mutatis mutandis, to any royalty payments by Ionis to Biogen under this Section 4.3.4. A “Target Related Biogen Program Claim” means a Valid Claim that (i) is within a Biogen Program Patent that is solely owned by Biogen, (ii) Covers a product being sold by Ionis, its Affiliates or Sublicensee and (iii) claims a gene target, or a method of modulating such gene target to achieve a prophylactic or therapeutic effect/benefit.

(b)
Subject to the terms and conditions of this Agreement (including Ionis’ exclusivity covenants under Section 2.1.1), Biogen hereby grants Ionis an irrevocable, perpetual, worldwide, non-exclusive, sublicensable (subject to the restrictions set forth in Section 4.3.4(c)) license under any Biogen Program Know-How and any Enabled Core Program Patents, in each case, Controlled by Biogen or its Affiliates at any time during the Agreement Term, to research, develop, manufacture, have manufactured and commercialize any product, including products that do not include an Oligonucleotide as an active pharmaceutical ingredient.

(c)
Ionis may share any raw data included in the Biogen Program Know-How licensed to Ionis under Sections 4.3.4(a) and 4.3.4(b) for use in the performance of its obligations or exercise of its rights under this Agreement or any Ionis/Biogen Additional Agreement, and Ionis may share the conclusions drawn from or based on the review of such raw data with any Third Party. Other than in accordance with the foregoing sentence, Ionis shall not share with any Third Party that is not an academic or non-profit institution or a contractor acting on Biogen’s behalf any raw data included in such Biogen Program Know-How or any tangible embodiments thereof to the extent such raw data and tangible embodiments constitute Confidential Information of Biogen.

4.4.	Licenses to Ionis for Biogen Results.

4.4.1.
Subject to the terms and conditions of this Agreement, Biogen hereby grants Ionis an irrevocable, worldwide, non-exclusive, sublicensable license under the Biogen Results Controlled by Biogen or its Affiliate at any time during the Agreement Term, to research, develop, make, have made, import, export, use and sell (a) products that include an Oligonucleotide as an active pharmaceutical ingredient (other than products that include an Oligonucleotide that is designed to bind to the RNA that encodes the same target as a product that is being developed or commercialized by the Parties pursuant to an Option or exclusive license granted from Ionis under this Agreement or the Ionis/Biogen Additional Agreements) and (b) Gene-Editing Products.

4.4.2.
The license granted in Section 4.4.1 shall be [***] with respect to any [***].  Such license will be [***] with respect to any [***] as follows: on a country-by-country, product-by-product and Biogen Manufacturing Program Patent-by-Biogen Manufacturing Program Patent basis, Ionis will pay to Biogen [***].  If one or more Biogen Manufacturing Program Patents expires, is invalidated or otherwise ceases to Cover a product bearing royalties as set forth above, the applicable royalty rate under this Section 4.4.2 shall be recalculated to reflect the number of Biogen Manufacturing Program Patents then-Covering such product.  For the purpose of the foregoing royalty calculation, [***] will be calculated as follows: [***].  If Ionis grants a sublicense under this Section 4.4 to an entity that is an Ionis Affiliate at the time Ionis grants such sublicense, such applicable sublicense will [***].  The provisions of Section 6.14 (other than Section 6.14.4), Section 6.15, Section 6.16 (other than Section 6.16.2(b)) and Section 6.17 shall apply, mutatis mutandis, to any royalty payments by Ionis to Biogen under this Section 4.4.2.

4.5.	Right to Obtain Direct License from Biogen to Ionis Partner; Sublicensees of Ionis.

4.5.1.
If requested by Ionis, Biogen shall grant a direct, [***] license under the Biogen Results to [***] on the same terms as set forth in Section 4.4 with respect to sublicenses of Ionis.  Biogen shall endeavor in good faith to grant such license within [***] days of any such request by Ionis.

4.5.2.
Ionis will have the right to grant sublicenses under the licenses granted under Section 4.4, provided that each such sublicense will be subject to, and consistent with, the terms and conditions of this Agreement. If, within [***] days after first learning of any breach of such sublicense terms, Ionis fails to take any action to enforce the sublicense terms of a sublicense granted pursuant to this Section 4.5.2, which failure would cause an adverse effect on Biogen, Ionis hereby grants Biogen the right to enforce such sublicense terms on Ionis’ behalf and will cooperate with Biogen (which cooperation will be at Ionis’ sole expense and will include, Ionis joining any action before a court or administrative body filed by Biogen against such Sublicensee if and to the extent necessary for Biogen to have legal standing before such court or administrative body) in connection with enforcing such terms. Ionis will provide Biogen with a true and complete copy of any sublicense granted pursuant to this Section 4.5.2 within [***] days after the execution thereof.

4.6.
Ownership of and Assistance with Regulatory Filings. If requested by Biogen, Ionis’ and Biogen’s regulatory teams will meet and begin to prepare a plan, which plan will be completed no later than [***] prior to such anticipated filing date, for drafting and reviewing the sections of the NDA and MAA for the applicable Collaboration Product (including establishing responsibilities for drafting and reviewing common technical document (“CTD”) modules, authorship, plan activity timelines and associated costs and expenses) and assigning  all necessary filings with any Regulatory Authority related to the applicable Collaboration Product to Biogen to ensure a smooth transition to Biogen, accelerate CTD completion and facilitate rapid NDA and MAA filing. Each CTD will be consistent with the Specific Performance Milestone Events for the applicable Collaboration Program.  The Parties regulatory teams will submit such plan to the CSC, if still active.  The Parties will act in good faith and mutually agree upon each such plan, provided, however, that, after exercising an Option for the applicable Collaboration Program, Biogen will have final decision-making authority with respect to the [***]. Once such plan is complete, each Party will use Commercially Reasonable Efforts to execute their respective tasks and responsibilities under such plan in the time frames set forth in such plan. After exercising an Option for a particular Collaboration Program, if Biogen requests, Ionis will assist Biogen in preparing regulatory filings for the Collaboration Product, under terms negotiated in good faith between Ionis and Biogen, including payment for Ionis’ time at Ionis’ then applicable FTE Rate plus any reasonable out of pocket expenses incurred by Ionis in providing such assistance, utilizing the payment mechanism set forth in Section 1.14.1.

4.7.	Subcontracting.

4.7.1.
Subject to the terms of this Section 4.7, each Party will have the right to engage Third Party subcontractors to perform certain of its obligations under this Agreement. Any subcontractor to be engaged by a Party to perform a Party’s obligations set forth in the Agreement will meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity and will enter into such Party’s standard nondisclosure agreement consistent with such Party’s standard practices. Any Party engaging a subcontractor hereunder will remain responsible and obligated for such activities and will not grant rights to such subcontractor that interfere with the rights of the other Party under this Agreement. Each Party will be responsible for any income or non-income taxes that arise as a result of such Party’s use of any Third Party subcontractors hereunder, including payroll, income, withholding, sales and use, VAT, customs, duties excise or property taxes, and such taxes will not be reimbursable expenditures.

4.7.2.
Ionis agrees that, where Biogen wishes to (sub)contract with a Third Party with respect to any of the rights granted under Section 4.3.1(a), Ionis shall, within [***] days of any request by Biogen, provide Biogen with a letter of authorization as necessary for Biogen to be able to contract with such Third Party in accordance with the terms of this Agreement.  Biogen will ensure that any Third Party (sub)contractors Biogen uses to conduct the process development or manufacturing activities contemplated by Section 4.3.1(a) will be obligated to assign to Biogen all right, title and interest in and to any inventions developed by such (sub)contractors in the performance of such activities.  For clarity, solely with respect to the Biogen Results, this Section 4.7.2 shall supersede and replace Section 7.1.3 of this Agreement to the extent of any conflict.  Biogen will not enter into any new agreement or other obligation with any Third Party, or amend an existing agreement with a Third Party, in each case that restricts, limits, diminishes or encumbers the rights granted to Ionis under the Manufacturing Process Development Terms. In addition, after the First Amendment Date, Biogen will use reasonable efforts to include, in any agreement with a (sub)contractor that has substantial material obligations related to the Development, Manufacture or Commercialization of a Product, provisions requiring that, in the event the applicable Option is terminated, expires unexercised or this Agreement is terminated, such (sub)contractor would enter into an agreement with Ionis with respect to such Product that is substantially similar to such (sub)contractor’s agreement with Biogen and would reasonably cooperate with Ionis to facilitate the transition of such Product to Ionis following such termination or Option expiration, including the transfer to Ionis of data and information in such (sub)contractor’s possession related to the Product.

4.8.	Technology Transfer.

4.8.1.
Technology Transfer to Biogen during the Option Period. Within [***] days after the First Amendment Date, Ionis will deliver to Biogen or one or more designated Affiliates, solely for use by Biogen, [***] to conduct any Biogen Activities that are Development activities with respect to any High Interest Target or Collaboration Target in accordance with this Agreement, all Ionis Manufacturing and Analytical Know-How in Ionis’ Control [***] to conduct such Biogen Activities. If requested by Biogen, Ionis will provide Biogen with a reasonable level of assistance in connection with such transfer, which Biogen will reimburse Ionis for its time incurred in providing such assistance at the then-applicable Ionis FTE Rate, plus any reasonable out-of-pocket expenses incurred by Ionis in providing such assistance, using the payment mechanism set forth in Section 1.14.1.

4.8.2.
Technology Transfer to Biogen after the License Effective Date. On a Collaboration Program-by-Collaboration Program basis, Ionis will promptly, but no later than [***] after the License Effective Date with respect to a Collaboration Program, deliver to Biogen or one or more designated Affiliates:

(a)
Ionis Know-How. All Ionis Know-How in Ionis’ possession that has not previously been provided hereunder, for use solely in accordance with the licenses granted under Section 4.1.1 and Section 10.4.2, and Ionis will and does hereby assign to Biogen all of Ionis’ right, title and interest in and to the IND for the applicable Development Candidate, together with all Regulatory Materials (including drafts) that relate to the applicable Development Candidate; provided that, (i) notwithstanding the foregoing, and subject to the provisions of Section 2.1, the Parties acknowledge that Ionis shall be permitted to use excerpts or portions of any such assigned Regulatory Materials in any other regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority in any country or jurisdiction related to products other than the Development Candidate, provided, further that such excerpts or portions shall not include (A) any non-public data or information, in each case, related solely to the applicable Development Candidate, or (B) any Confidential Information of Biogen, and (ii) for clarity, such assignment of Ionis’ right, title and interest in and to such Regulatory Materials shall not include the assignment of any Know-How (including any data) contained therein. If Ionis intends to use any excerpt or portion of any such assigned Regulatory Materials in accordance with clause (i) of the preceding sentence that are not in the public domain and do not relate to Ionis’ antisense oligonucleotide chemistry platform, Ionis shall, at least [***] days in advance of the anticipated submission of such excerpt or portion to a Regulatory Authority, notify Biogen of such intent and provide to Biogen a copy of such proposed excerpt or portion for review and comment. The Parties shall discuss in good faith any comments of Biogen with respect to such proposed excerpt or portion prior to submission thereof. To assist with the transfer and assignment of such Ionis Know-How, Ionis will make its personnel reasonably available to Biogen during normal business hours for up to [***] ([***]) of Ionis’ time for each Collaboration Program to transfer such Ionis Know-How under this Section 4.8.2(a). Thereafter, if requested by Biogen, Ionis will provide Biogen with a reasonable level of assistance in connection with such transfer, which Biogen will reimburse Ionis for its time incurred in providing such assistance at the then-applicable Ionis FTE Rate, plus any reasonable out-of-pocket expenses incurred by Ionis in providing such assistance, using the payment mechanism set forth in Section 1.14.1.

(b)
Ionis Manufacturing and Analytical Know-How. Solely for use by Biogen, its Affiliates or a Third Party acting on Biogen’s behalf to Manufacture API in Biogen’s own or an Affiliate’s manufacturing facility, all Ionis Manufacturing and Analytical Know-How in Ionis’ Control relating to applicable Products, which is necessary for the exercise by Biogen, its Affiliates or a Third Party of the Manufacturing rights granted under Section 4.1.1(a). Upon Biogen’s request, subject to Section 4.1.2, Ionis will provide up to [***] for [***] ([***]) of its time for each Collaboration Program to transfer such Ionis Manufacturing and Analytical Know-How under this Section 4.8.2(b) to any Third Party Manufacturing API, Clinical Supplies or Finished Drug Product on Biogen’s behalf solely to Manufacture API, Clinical Supplies or Finished Drug Product in accordance with the terms of this Agreement. Thereafter, if requested by Biogen, Ionis will provide Biogen with a reasonable level of assistance in connection with such transfer, which Biogen will reimburse Ionis for its time incurred in providing such assistance at the then-applicable Ionis FTE Rate, plus any reasonable out-of-pocket expenses incurred by Ionis in providing such assistance, using the payment mechanism set forth in Section 1.14.1.

(c)
API and Product. Upon Biogen’s written request, Ionis will sell to Biogen any bulk API, Clinical Supplies and Finished Drug Product in Ionis’ possession at the time of the License Effective Date with respect to such Collaboration Program, at a price equal to [***].

(d)
Trial Master File.  Upon Biogen’s written request, Ionis will provide to Biogen or its designated Affiliate a copy of Ionis’ trial master file for such Collaboration Program (such trial master file, the “Trial Master File”) promptly, and in any event within [***] days after Ionis’ receipt of such written request. Within [***] days after receipt of the Trial Master File, Biogen or an Affiliate may notify Ionis of any omissions or deficiencies that Biogen or its Affiliate believes in good faith cause the Trial Master File to be incomplete (such notice, a “Trial Master File Deficiency Notice”). Ionis will promptly, and in any event within [***] days after receipt of the Trial Master File Deficiency Notice, resubmit a complete Trial Master File to Biogen or its designated Affiliate, including any information required to be included in a Trial Master File that Biogen requests be included in the Trial Master File. If the Parties do not agree as to whether the Trial Master File is complete, the matter will be referred to the Executives for resolution. The Executives will meet promptly and negotiate in good faith to resolve the dispute and agree upon a complete Trial Master File. If Ionis is the Commercializing Party of a Discontinued Collaboration Product, this Section 4.8.2(d) will apply to such Discontinued Collaboration Product mutatis mutandis such that Biogen will transfer to Ionis Biogen’s trial master file for such Discontinued Collaboration Product.

4.8.3.	Results.

(a)
Each Party shall share with the other Party on an Annual basis (preferably at in-person meetings) the results of such Party’s manufacturing process development activities, including all data, the identity and location of vendors, information and results received from vendors, and planned additional work, (a) in the case of Biogen, to the extent arising under the Manufacturing Process Development Terms (all Know-How and Patent Rights within the foregoing, the “Biogen Results”) and (b) in the case of Ionis, to the extent arising under or otherwise subject to a disclosure obligation of Ionis under this Agreement, (all Know-How and Patent Rights within the foregoing, the “Ionis Results” and, collectively with the Biogen Results, the “Results”).  All intellectual property matters with respect to the Results, including any Patent Rights therein, will be governed by the intellectual property provisions of this Agreement, and the Know-How and Patent Rights included in the Ionis Results shall constitute Ionis Manufacturing and Analytical Know-How and Ionis Manufacturing and Analytical Patent Rights, respectively, under this Agreement.  If requested by either Party, Biogen and Ionis will establish a manufacturing committee to facilitate the exchange of Results between the Parties.  For clarity, Biogen shall have the right, in its sole discretion, to determine whether to seek patent protection for any Biogen Results that are not jointly owned with Ionis, and Biogen shall control and be responsible for all aspects of the Prosecution and Maintenance of any Patent Right within such Biogen Results (each, a “Biogen Manufacturing Program Patent”) in accordance with Section 7.2.2(c) of this Agreement.  Biogen shall notify Ionis within [***] days if Biogen files a patent application Controlled by Biogen or its Affiliates that claims any Biogen Results and shall provide Ionis with a copy of such patent application.  Ionis will have no obligation to incorporate any Biogen Results into Ionis’ manufacturing processes.

(b)	For clarity, the Manufacturing Process Development Terms, and not the enabling licenses set forth in Section 4.3.3 and Section 4.3.4, shall govern with respect to all Results.

ARTICLE 5.
DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION

5.1.	Biogen Diligence.

5.1.1.	Collaboration Products.

(a)
Prior to the License Effective Date with respect to a Collaboration Program, Biogen will use Commercially Reasonable Efforts to conduct (i) any Biogen Activities on the timeline set forth in the applicable Neurology Plan, (ii) except as provided under Section 1.10.2(c)(ii), for each ALS Collaboration Program all activities under each Initial Development Plan on the timeline set forth in the applicable Initial Development Plan, and (iii) except as provided under Section 1.10.2(c)(ii) and Section 1.10.4(a), for each Biogen Conducted Non-ALS Collaboration Program all activities under each Initial Development Plan on the timeline set forth in the applicable Initial Development Plan. Without limiting the foregoing, Biogen may discontinue Development under such an Initial Development Plan if after having consulted, and having given good faith consideration to the recommendations of the Neurology JDC and a mutually-agreed Third Party expert, Biogen in good faith believes that continuing such Development would (1) pose an unacceptable risk or threat of harm in humans, or (2) violate any Applicable Law, ethical principles, or principles of scientific integrity, in which case Biogen will provide Ionis with reasonable advance notice of such discontinuation, including the grounds for Biogen’s determination, and Section 10.4.3 will apply.

(b)
Following the License Effective Date with respect to a Collaboration Program, Biogen will be solely responsible for all Development, Manufacturing and Commercialization activities, and for all costs and expenses associated therewith, with respect to the Development, Manufacture and Commercialization of applicable Products; and Biogen will use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize at least one Product from each Collaboration Program for which an Option has been exercised.

5.1.2.
Biogen Alternate Modality Products. Following the date a license is granted to Biogen under Section 4.1.1(b) for a particular Biogen Alternate Modality Product, Biogen will be solely responsible for all Development, Manufacturing and Commercialization activities, and for all costs and expenses associated therewith, with respect to the development, manufacture and commercialization of applicable Biogen Alternate Modality Products; and Biogen will use Commercially Reasonable Efforts to develop, manufacture and commercialize at least one Biogen Alternate Modality Product for each Biogen Alternate Modality Target.

5.1.3.
Multi-Indication Targets for Non-Neurological Indications. Without limiting any of the foregoing, with respect to any plan for the development and commercialization of a Multi-Indication Target Biogen has agreed to conduct pursuant to a plan mutually-agreed under Appendix 3, Biogen will use Commercially Reasonable Efforts to develop, manufacture and commercialize at least one Product for such Multi-Indication Target in accordance with such agreed plan.

5.1.4.
Specific Performance Milestone Events for Collaboration Products. Without limiting any of the foregoing, (i) after the License Effective Date for a Collaboration Program that is not an ALS Collaboration Program, and (ii) following the designation of the Development Candidate for an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, Biogen will use Commercially Reasonable Efforts to achieve the specific performance milestone events set forth in Schedule 5.1.4, as such schedule may be updated from time to time in accordance with Section 1.10.2(d) (“Specific Performance Milestone Events”) for a Collaboration Product on the timeline set forth in Schedule 5.1.4; provided, however, [***].

5.1.5.
Development Results under ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs.  Without limiting the other provisions of this Agreement, promptly following its generation or receipt of the results of a [***] or a Clinical Study under an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, as applicable, Biogen will provide Ionis (i) all study reports from [***] studies for the applicable Collaboration Product that are intended to support an investigational new drug application, (ii) all study reports for any pre-clinical and clinical trials conducted by Biogen for such Collaboration Product, (iii) the data generated under the [***] for the applicable PoC Trial(s), and (iv) copies of all filings submitted to Regulatory Authorities regarding such Collaboration Product.

5.1.6.
Integrated Development Plan for Products. On a Product-by-Product basis, Biogen will prepare a Development and global integrated Product plan outlining key aspects of the Development of each Product through Approval as well as key aspects of worldwide regulatory strategy, market launch, and Commercialization, including Product sales forecasts (each, an “Integrated Development Plan” or “IDP”). Biogen will prepare the IDP no later than (i) [***] after the License Effective Date with respect to a Collaboration Program or (ii) after the First Commercial Sale of a Biogen Alternate Modality Product, and the IDP will include information consistent in scope and content with the information Biogen’s senior management uses for internal decision-making for such Product. Schedule 5.1.6 sets forth examples of the types of information Biogen expects will be available to include in the IDP at different stages of development and commercialization. Once Biogen has prepared such plans, Biogen will update the IDP consistent with Biogen’s standard practice and provide such updates to the CSC [***] (or Ionis after the CSC terminates under Section 1.18.5). Biogen and Ionis will meet [***] basis to discuss the draft of the IDP and Biogen will consider, in good faith, any proposals and comments made by the CSC (or Ionis after the CSC terminates under Section 1.18.5) for incorporation in the final IDP. Notwithstanding the foregoing, Biogen’s obligations to provide Ionis with information or reports with respect to a Product under this Section 5.1.6 will terminate if [***].

5.1.7.
Investigator’s Brochure for Collaboration Products. After the License Effective Date with respect to a Collaboration Program, Ionis will provide to Biogen an up-to-date version of the Investigator’s Brochure for the applicable Collaboration Product. Biogen will keep Ionis reasonably informed with respect to the status, activities and progress of Development of Collaboration Products by providing updated versions of the Investigator’s Brochure for each Collaboration Product to Ionis [***] and when Development of such Collaboration Product results in any substantive change to the safety or risk to the Collaboration Product. Biogen’s obligations under this Section 5.1.7 will terminate with respect to a Collaboration Product if [***].

5.1.8.
Applicable Laws. Biogen will perform its activities pursuant to this Agreement in compliance with good laboratory and clinical practices and cGMP, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted.

5.2.	Regulatory Matters; Global Safety Database; Pharmacovigilance Agreement.

5.2.1.
IND-Holder. Subject to this Section 5.2, for Collaboration Programs that are not ALS Collaboration Programs or Biogen Conducted Non-ALS Collaboration Programs, Ionis will be the IND-holder and will be responsible for all communications with Regulatory Authorities regarding such Collaboration Programs prior to the applicable License Effective Date.  Subject to this Section 5.2, for ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs, Biogen will be the IND-holder and will be responsible for all communications with Regulatory Authorities regarding such ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs.  Biogen will be the IND-holder after the applicable License Effective Date for each Collaboration Program in accordance with Section 3.1.3, and, except as otherwise provided in this Section 5.2, shall thereafter have sole decision-making authority with respect to the matters set forth in this Section 5.2.

5.2.2.
Pharmacovigilance Agreement. As soon as reasonably practicable following designation of a particular Development Candidate, and in any event no later than [***] prior to the date on which Ionis or Biogen anticipates filing an IND for the associated Collaboration Product with a Regulatory Authority, the Parties will enter into a Safety Drug Exchange Agreement relating to the collection, review, assessment, tracking, exchange and filing of information related to adverse events associated with such Collaboration Product occurring prior to the First Commercial Sale in any country on terms substantially the same as the terms of the Safety Drug Exchange Agreement to be entered into by the Parties with respect to adverse events associated with products developed under the Ionis/Biogen Additional Agreements. In addition, following the First Amendment Date the Parties will discuss in good faith the possibility of entering into a single Safety Drug Exchange Agreement with respect to all activities under this Agreement and the Ionis/Biogen Additional Agreements. No later than [***] days prior the date on which Biogen reasonably anticipates that it will exercise an Option, Biogen will so notify Ionis and the pharmacovigilance departments of each of Ionis and Biogen will meet and determine the approach to be taken for the collection, review, assessment, tracking, exchange and filing of information related to adverse events associated with the applicable Collaboration Product occurring after such First Commercial Sale, consistent with the provisions of this Section 5.2. Such approach will be documented in a separate and appropriate written pharmacovigilance agreement between the Parties which will control with respect to the subject matter covered therein (the “Pharmacovigilance Agreement”). Such agreement will specify that the owner of the IND for a Collaboration Product will be the global commercial safety database owner for such Collaboration Product with primary responsibility for maintaining such database, and that Ionis will be and remain the owner of the Ionis Internal ASO Safety Database with primary responsibility for maintaining such database. Such agreement will also specify that, prior to the License Effective Date for a particular Collaboration Program, the Parties will communicate updates on safety data regarding a Collaboration Product to Biogen through monthly telephone calls between the drug safety representatives of Biogen and Ionis.  Biogen and Ionis will jointly review and discuss safety issues arising under any Collaboration Program that may have implications on any Initial Development Plan for such Collaboration Program. Biogen may suggest actions to address Collaboration Product safety data or audit findings, and Ionis will consider all such suggestions in good faith. The Pharmacovigilance Agreement will be in accordance with, and will enable the Parties and their Affiliates or licensees or Sublicensees, as applicable, to fulfill, local and international regulatory reporting obligations to Regulatory Authorities and other Applicable Law.

5.2.3.	Regulatory Communications Regarding Clinical Study Trial Designs.

(a)
The Party who is the IND-holder will not initiate discussions with a Regulatory Authority regarding the [***] for a Collaboration Program until such [***] have been established pursuant to Section 1.10.2(d), as applicable.

(b)
With respect to a Collaboration Program, to the extent practical, prior to any scheduled meeting with a Regulatory Authority regarding the [***] for such Collaboration Program, (i) the applicable Neurology JDC (or the Parties, if Ionis ceases its participation in such Neurology JDC under Section 1.18.5) will discuss and mutually agree upon the approximate timing and objectives for such meeting and (ii) the Party who is the IND-holder will provide the other Party with (A) an invitation to attend at least [***] and (B) an [***] with the IND-holder. In addition, the IND-holder will allow the other Party to participate in any such meeting under the direction of The IND-holder provided, however, that the IND-holder may exclude such other Party from any portion of such meeting that does not pertain to such Collaboration Program.

(c)
With respect to a Collaboration Program, in each case, to the extent regarding the [***] for such Collaboration Program, the Party who is the IND-holder will promptly provide the other Party with (i) final copies of all material correspondence with and submission to any Regulatory Authority promptly following submission thereof, (ii) a [***] from a Regulatory Authority, and (iii) a [***] with a Regulatory Authority.

(d)
With respect to a Collaboration Program, the Party who is the IND-holder will provide the other Party with [***] any Regulatory Authority that materially impact the [***] for such Collaboration Program sufficiently [***] to the applicable Regulatory Authority to enable the other Party to have a meaningful [***] thereof.  The [***] any Regulatory Authority must reflect the Initial Development Plan. The applicable Neurology JDC (or the Parties if Ionis ceases its participation in such Neurology JDC under Section 1.18.5) will [***] on the [***]; provided that if [***] prior to a Regulatory Authority’s requirement for a response as determined by [***] will consider in good faith [***].

5.2.4.
Participation in Regulatory Meetings for Collaboration Products. With respect to a Collaboration Program, each Party will provide the other Party with as much advance written notice as practicable of any meetings that such first Party has or plans to have with a Regulatory Authority regarding pre-approval or Approval matters for a Collaboration Product under such Collaboration Program or that directly relate to Ionis’ antisense oligonucleotide chemistry platform, and will allow two representatives of the other Party to participate in any such meetings under the direction of such first Party; provided, however, that, if such first Party is Ionis, Ionis may exclude Biogen from any portion of such meeting that does not pertain to such Collaboration Product; and provided, further, that, if such first Party is Biogen, Biogen may exclude Ionis from any portion of such meeting that does not pertain to such Collaboration Product or to Ionis’ antisense oligonucleotide chemistry platform.

5.2.5.
Regulatory Communications for Collaboration Products. With respect to a Collaboration Program, each Party will promptly provide the other Party with copies of documents and communications submitted to (including drafts thereof) and received from Regulatory Authorities [***] that materially impact the Development or Commercialization of Collaboration Products under such Collaboration Program for such other Party’s review and comment, and such first Party will consider in good faith including any comments provided by such other Party to such documents and communications.  Each Party will promptly notify the other Party upon receipt of any such documents or communications from any Regulatory Authority [***].

5.2.6.
Class Generic Claims for Collaboration Products. To the extent Biogen intends to make any claims in a Collaboration Product label or regulatory filing that are class generic to ASOs, Biogen will provide such claims and regulatory filings to Ionis in advance and will consider in good faith any proposals and comments made by Ionis, provided, however, that Biogen is not obligated to incorporate such proposals and comments in any such claims and regulatory filings.

5.2.7.	Ionis’ Antisense Safety Database.

(a)
Ionis maintains an internal database that includes information regarding the tolerability of its drug compounds, individually and as a class, including information discovered during pre-clinical and clinical development (the “Ionis Internal ASO Safety Database”). In an effort to maximize understanding of the safety profile and pharmacokinetics of Ionis compounds, Biogen will cooperate in connection with populating the Ionis Internal ASO Safety Database. To the extent collected by Biogen and in the form in which Biogen uses/stores such information for its own purposes, Biogen will provide Ionis with information concerning toxicology, pharmacokinetics, safety pharmacology study(ies), serious adverse events and other safety information related to Collaboration Product as soon as practicable following the date such information is available to Biogen (but not later than [***] days after Biogen’s receipt of such information). In connection with any reported serious adverse event, Biogen will provide Ionis all serious adverse event reports, including initial, interim, follow-up, amended, and final reports. In addition, with respect to Collaboration Product, Biogen will provide Ionis with copies of Annual safety updates filed with each IND and the safety sections of any final Clinical Study reports within [***] days following the date such information is filed or is available to Biogen, as applicable. Furthermore, Biogen will promptly provide Ionis with any supporting data and answer any follow-up questions reasonably requested by Ionis. All such information disclosed by Biogen to Ionis will be Biogen Confidential Information; provided, however, that Ionis may disclose any such Biogen Confidential Information to (i) Ionis’ other partners pursuant to Section 5.2.7(b) below if such information is regarding class generic properties of ASOs, or (ii) any Third Party, in each case, so long as Ionis does not disclose the identity of a Collaboration Product or Biogen. Biogen will deliver all such information to Ionis for the Ionis Internal ASO Safety Database to Ionis Pharmaceuticals, Inc., 2855 Gazelle Court, Carlsbad, California 92010, Attention: Chief Medical Officer (or to such other address/contact designated in writing by Ionis). Biogen will also cause its Affiliates and Sublicensees to comply with this Section 5.2.7(a).

(b)
From time to time, Ionis utilizes the information in the Ionis Internal ASO Safety Database to conduct analyses to keep Ionis and its partners informed regarding class generic properties of ASOs, including with respect to safety. As such, if and when Ionis identifies safety or other related issues that may be relevant to a Collaboration Product (including any potential class-related toxicity), Ionis will promptly (and in no event later than five Business Days following identification by Ionis) inform Biogen of such issues and, if requested, provide the data supporting Ionis’ conclusions.

5.3.
Research and Manufacturing Records. Each Party shall maintain, consistent with its then-current internal policies and practices, and cause its employees and subcontractors to maintain, consistent with its internal policies and Applicable Law, for at least ten years, records and laboratory notebooks, inventory, purchase and invoice records and Manufacturing records in each case with respect to the Collaboration Products in sufficient detail and in a good scientific manner appropriate for (i) inclusion in filings with Regulatory Authorities for such Collaboration Products, and (ii) obtaining and maintaining intellectual property rights and protections, including Patent Rights for such Collaboration Products. Such records and laboratory notebooks shall be complete and accurate in all material respects and shall fully and properly reflect all work done, data and developments made, and results achieved.  Each Party shall allow the other Party, to the extent necessary for such regulatory or intellectual property protection purposes, to inspect or copy such records, subject to redaction by such Party.

5.4.
Product Development Plans for ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs. With respect to each ALS Collaboration Program and each Biogen Conducted Non-ALS Collaboration Program, Biogen shall propose and develop a product development plan, which shall govern CMC-related matters for the applicable Collaboration Product.  Ionis shall have the opportunity to review and comment on each such product development plan and Biogen shall consider any such comments in good faith.

ARTICLE 6.
FINANCIAL PROVISIONS

6.1.	Up-Front Fee. Within five Business Days following the Effective Date, Biogen will pay Ionis an up-front fee of $100,000,000.

6.2.	Drug Discovery Milestone Payments.

6.2.1.
Collaboration Targets. For each Collaboration Program, after (a) a Collaboration Target is designated under this Agreement, and (b) Ionis begins designing human development candidates under such Collaboration Program for human candidate screening under the applicable ASO Development Candidate Identification Plan ([***]), Ionis will so notify Biogen (such notice, the “Design Notice”) and Biogen will pay Ionis a milestone payment equal to (i) $[***] for Collaboration Programs that are not ALS Collaboration Programs [***], subject to any applicable credits permitted by Section 1.8.3 or Section 1.8.4, (ii) $[***] for ALS Collaboration Programs [***], or (iii) $[***].

6.2.2.
Biogen Alternate Modality Targets. On a Biogen Alternate Modality Target-by-Biogen Alternate Modality Target basis, each time a Neurology Target is designated a Biogen Alternate Modality Target under this Agreement, Biogen will pay Ionis a milestone payment equal to $[***], subject to any applicable credits permitted by Section 1.8.3 or Section 1.8.4.

6.3.
Milestone Payments for Achievement of Milestone Events by Biogen Alternate Modality Products. Subject to Section 3.2.3(b), for each Biogen Alternate Modality Target, Biogen will pay to Ionis the milestone payments as set forth in Table X below when a milestone event (each, a “Biogen Alternate Modality Milestone Event”) listed in Table X is first achieved by a Biogen Alternate Modality Product related to such Biogen Alternate Modality Target:

Table X
Biogen Alternate Modality Milestone Event	Milestone Event Payment per Biogen Alternate Modality Target
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

6.4.
Non-ALS Collaboration Program Milestone Payments for Achievement of Pre-Licensing Milestone Events. As further consideration for Biogen’s Options, on a Collaboration Program-by-Collaboration Program basis where such a Collaboration Program is not an ALS Collaboration Program, Biogen will pay to Ionis the milestone payments as set forth in Table 1 below when a milestone event (each, a “Standard Pre-Licensing Milestone Event”) listed in Table 1 is first achieved by a Collaboration Product under such Collaboration Program:

Table 1
Standard Pre-Licensing Milestone Event	Milestone Event Payment per Collaboration Program that is not an ALS Collaboration Program or Biogen Conducted Non-ALS Collaboration Program	Milestone Event Payment per Biogen Conducted Non-ALS Collaboration Program
[***]	$[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]

On a Collaboration Program-by-Collaboration Program basis, where such a Collaboration Program is not an ALS Collaboration Program, Biogen will pay to Ionis the Milestone Event payments as set forth in Table 1 after the applicable Milestone Event is first achieved by a Collaboration Product under such Collaboration Program, even if Biogen has exercised the applicable Option prior to achievement of the Milestone Event; provided, however, that if Biogen exercises the Option prior to achievement of the [***] Milestone Event, then the milestone payment for achievement of the [***] Milestone Event will be reduced to $[***].

6.5.
ALS Collaboration Program Milestone Payments for Achievement of Pre-Licensing Milestone Events. As further consideration for Biogen’s Options, on an ALS Collaboration Program-by-ALS Collaboration Program basis, Biogen will pay to Ionis the milestone payments as set forth in Table 2 below when a milestone event (each, an “ALS Pre-Licensing Milestone Event”) listed in Table 2 is first achieved by a Collaboration Product under such a Collaboration Program. Subject to the penultimate paragraph of Section 6.7, the amount of the payment for such Milestone Events will be determined based on whether or not such ALS Collaboration Program is a [***] Collaboration Program:

Table 2
ALS Pre-Licensing Milestone Event	Column 1 Milestone Event Payment per ALS Collaboration Program that is not a [***] Collaboration Program [***]	Column 2 Milestone Event Payment per [***] Collaboration Program	Column 3 Milestone Event Payment for the [***]
[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	[***]
[***]	$[***]	$[***]	[***]
[***]	[***]	[***]	$[***]
[***]	$[***]	$[***]	$[***]

On an ALS Collaboration Program-by-ALS Collaboration Program basis, Biogen will pay to Ionis the Milestone Event payments as set forth in Table 2 after the applicable Milestone Event is first achieved by a Collaboration Product under such an ALS Collaboration Program, even if Biogen has exercised the applicable Option prior to achievement of the Milestone Event.

6.6.
License Fee. On an Option-by-Option basis, together with Biogen’s written notice to Ionis stating that Biogen is exercising such Option in accordance with this Agreement, Biogen will pay to Ionis a license fee of (A) $[***] for any Collaboration Program [***]; provided, however, that if (i) Biogen exercises the Option prior to the [***], the license fee for such Option will be [***] or (ii) Biogen exercises the Option to a [***] Collaboration Program, subject to the last paragraph of Section 6.7, the license fee for such Option will be [***], or (B) $[***]; provided, however, that if Biogen exercises the Option prior to the [***], the license fee for such Option will be [***]. If Biogen notifies Ionis that it desires to exercise an Option prior to the [***], then the Parties will discuss and negotiate in good faith.

6.7.
Milestone Payments for Achievement of Post-Licensing Milestone Events. On a Collaboration Program-by-Collaboration Program basis, Biogen will pay to Ionis the milestone payments as set forth in Table 3 below when a milestone event (each, a “Post-Licensing Milestone Event”) listed in Table 3 is first achieved by a Collaboration Product under such Collaboration Program, where (subject to the last paragraph of Section 6.7) the amount of the payment for such Milestone Event will be determined based on whether or not such Collaboration Program is a [***] Collaboration Program:

Table 3
Post-Licensing Milestone Event	Column 1 Milestone Event Payment per Collaboration Program that is not a [***] Collaboration Program	Column 2 Milestone Event Payment per [***] Collaboration Program
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

On a Collaboration Program-by-Collaboration Program basis, if Biogen exercises an Option for a Collaboration Program that is not a [***] Collaboration Program, prior to the [***], Biogen will pay to Ionis [***] upon the earlier of (a) [***] or (b) [***]. For the avoidance of doubt, if such $[***] payment is paid pursuant to clause (b) of the preceding sentence, such payment will be in addition to the amount due upon the occurrence of the corresponding Post-Licensing Milestone Event under Table 3 above.

If, with respect to a particular [***] Collaboration Program, Biogen Initiates a Phase 2 Trial in an indication other than [***] (e.g., [***] or a [***] indication) Biogen will pay Ionis [***] within [***] days of the Initiation of such Phase 2 Trial.

If, with respect to a particular [***] Collaboration Program, Biogen Initiates a Phase 3 Trial or files for Approval in an indication other than [***] (e.g., [***] or a [***] indication) such Collaboration Program will thereafter be a Collaboration Program (and not a [***] Collaboration Program) under this Agreement, and Biogen will pay Ionis (i) $[***] and (ii) [***] within [***] days of the Initiation of such Phase 3 Trial or filing for Approval.

6.8.	Limitations on Milestone Payments; Exceptions; Notice.

6.8.1.
On a Collaboration Product-by-Collaboration Product basis, the [***] milestone payment in Table 3 is creditable against the first Milestone Event payment for [***]. For example, if the [***] Milestone Event is achieved by a Collaboration Product in the United States, then the milestone payment for such Milestone Event is creditable against the first to occur of the (i) [***] (ii) [***] or (iii) [***] milestone payments for such Collaboration Product.

6.8.2.
On a Biogen Alternate Modality Target-by-Biogen Alternate Modality Target basis, each milestone payment set forth in Table X above will be paid only once upon the first achievement of the Milestone Event regardless of how many Biogen Alternate Modality Products related to such Biogen Alternate Modality Target achieve such Milestone Event.

6.8.3.
On a Collaboration Program-by-Collaboration Program basis, each milestone payment set forth in Table 1, Table 2 and Table 3 above will be paid only once upon the first achievement of the Milestone Event regardless of how many Collaboration Products under such Collaboration Program achieve such Milestone Event.

6.8.4.
If a particular Milestone Event is not achieved because Development activities transpired such that achievement of such earlier Milestone Event was unnecessary or did not otherwise occur, then upon achievement of a later Milestone Event the Milestone Event payment applicable to such earlier Milestone Event will also be due. For example, if a Party proceeds directly to [***] without achieving the [***] then upon achieving the [***] Milestone Event, both the [***] and [***] Milestone Event payments are due. Similarly, if a Party proceeds directly to [***] without achieving the [***] then upon achieving the [***] Milestone Event, both the [***] and [***] Milestone Event payments are due. If Biogen [***] for a Biogen Alternate Modality Product, then both the [***] milestone payment and the [***] milestone payment will be due upon [***].

6.8.5.
Each time a Milestone Event is achieved under this ARTICLE 6, Biogen will send Ionis, or Ionis will send Biogen, as the case may be, a written notice thereof promptly (but no later than five Business Days) following the date of achievement of such Milestone Event and such payment will be due within [***] days of the date such notice was delivered.

6.8.6.
With respect to the [***] Collaboration Program for [***], except as expressly set forth in Section 6.5, the milestone payments and license fees set forth in Section 6.5, Section 6.6 and Section 6.7 for [***] Collaboration Programs that are not [***] Collaboration Programs shall apply with respect to such [***] Collaboration Program.  For clarity, the provisions of the Neurology Drug Discovery and Development Collaboration, Option and License Agreement between Ionis and Biogen, dated as of December 10, 2012, as such agreement may be amended from time to time, shall not apply with respect to the [***] Collaboration Program for [***].

6.9.	Royalty Payments to Ionis for Biogen Alternate Modality Products.

6.9.1.
Royalties for Biogen Alternate Modality Products. As partial consideration for the rights granted to Biogen hereunder, subject to the provisions of Section 3.2.3(b) and Section 6.9.2, Biogen will pay to Ionis a [***]% royalty on Annual worldwide Net Sales of Biogen Alternate Modality Products sold by Biogen, its Affiliates or Sublicensees, on a country-by-country basis (the “Biogen Alternate Modality Royalty”).

6.9.2.
Royalty Period for Biogen Alternate Modality Products. Biogen’s obligation to pay Ionis the Biogen Alternate Modality Royalty above with respect to a Biogen Alternate Modality Product will continue on a country-by-country and Biogen Alternate Modality Product-by-Biogen Alternate Modality Product basis from the date of First Commercial Sale of such Biogen Alternate Modality Product until the [***] anniversary of the First Commercial Sale of such Biogen Alternate Modality Product in such country (such royalty period, the “Biogen Alternate Modality Royalty Period”); provided, that Biogen will pay [***] (if applicable) for as long as Biogen, its Affiliates or Sublicensees are selling Biogen Alternate Modality Products.

(a)
Biogen will pay Ionis royalties on Net Sales of Biogen Alternate Modality Products arising from named patient and other similar programs under Applicable Laws, and Biogen will provide reports and payments to Ionis consistent with Section 6.14.

(b)	No royalties are due on Net Sales of Biogen Alternate Modality Products arising from compassionate use and other programs providing for the delivery of Biogen Alternate Modality Product at no cost.

(c)
The sales of Biogen Alternate Modality Products arising from named patient, compassionate use, or other similar programs will not be considered a First Commercial Sale for purposes of calculating the Biogen Alternate Modality Royalty Period.

6.10.	Royalty Payments to Ionis for Collaboration Products.

6.10.1.
Biogen Full Royalty for Collaboration Products. As partial consideration for the rights granted to Biogen hereunder, subject to the provisions of this Section 6.10.1 and Section 6.10.2, Biogen will pay to Ionis royalties on a Collaboration Program-by-Collaboration Program basis, on Annual worldwide Net Sales of Collaboration Products included in the applicable Collaboration Program sold by Biogen, its Affiliates or Sublicensees, on a country-by-country basis, in each case in the amounts as follows in Table 4 below (the “Biogen Full Royalty”):

Table 4
Royalty Tier	Annual Worldwide Net Sales of Collaboration Products for the applicable Collaboration Program	Royalty Rate
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales > $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales > $[***] but < $[***]	[***]%
4	For the portion of Annual Worldwide Net Sales > $[***]	[***]%

Annual worldwide Net Sales of Collaboration Products will be calculated by [***].

(a)
Biogen will pay Ionis royalties on Net Sales of Collaboration Products arising from named patient and other similar programs under Applicable Laws, and Biogen will provide reports and payments to Ionis consistent with Section 6.14. No royalties are due on Net Sales of Collaboration Products arising from compassionate use and other programs providing for the delivery of Collaboration Product at no cost. The sales of Collaboration Products arising from named patient, compassionate use, or other similar programs will not be considered a First Commercial Sale for purposes of calculating the Full Royalty Period.

(b)
For purposes of clarification, any Ionis Product-Specific Patents assigned to Biogen as set forth in Section 4.2.1 will still be considered Ionis Product-Specific Patents for determining the royalty term and applicable royalty rates under this ARTICLE 6.

(c)
For clarity, the provisions of this Section 6.10 shall apply to Net Sales of Collaboration Products under the [***] Collaboration Program for [***], and the provisions of the Neurology Drug Discovery and Development Collaboration, Option and License Agreement between Ionis and Biogen, dated as of December 10, 2012, as such agreement may be amended from time to time, shall not apply.

6.10.2.	Application of Royalty Rates for Collaboration Products. All royalties set forth under Section 6.10.1 are subject to the provisions of this Section 6.10.2, and are payable as follows:

(a)
Full Royalty Period for Collaboration Products. Biogen’s obligation to pay Ionis the Biogen Full Royalty above with respect to a Collaboration Product will continue on a country-by-country and Collaboration Product-by-Collaboration Product basis from the date of First Commercial Sale of such Collaboration Product until the later of the date of expiration of (i) the last Valid Claim within the Licensed Patents Covering such Collaboration Product in the country in which such Collaboration Product is made, used or sold, (ii) the data exclusivity period conferred by the applicable Regulatory Authority in such country with respect to such Collaboration Product (e.g., such as in the case of an orphan drug), or (iii) the [***] anniversary of the First Commercial Sale of such Collaboration Product in such country (such royalty period, the “Full Royalty Period”).

(b)
Competition from Generic Products for Collaboration Products. Subject to Section 6.11, on a country-by-country and Collaboration Product-by-Collaboration Product basis, if, within the [***], a Generic Product is sold in a country, then the Biogen Full Royalty rate used to pay Ionis royalties on such Collaboration Product in such country will be reduced to [***]% of the otherwise applicable Biogen Full Royalty rate. For the purpose of determining the [***] for a particular Collaboration Product under this Section 6.10.2(b), if requested by Biogen, Ionis and Biogen will meet and confer and mutually agree upon the Parties’ best estimate of when the Full Royalty Period [***] in each country where Collaboration Products are being sold.

(c)
Reduced Royalty Period for Collaboration Products. Subject to Section 6.11, on a country-by-country and Collaboration Product-by-Collaboration Product basis, after the expiration of the Full Royalty Period and until the end of the Reduced Royalty Period, in lieu of the royalty rates set forth in Table 4 of Section 6.10.1, Biogen will pay Ionis royalty rates (the “Biogen Reduced Royalty”) on Net Sales of Collaboration Products calculated on a Calendar Year-by-Calendar Year basis by [***]; provided, however, that the Biogen Reduced Royalty rate in each country will in no event exceed the [***].

(d)
End of Royalty Obligation for Collaboration Products. On a country-by-country and Collaboration Product-by-Collaboration Product basis, other than [***], Biogen’s obligation to make royalty payments hereunder for such Collaboration Product in such country will end on the expiration of the Reduced Royalty Period in such country. “Reduced Royalty Period” means, on a country by country basis, the period commencing upon the expiration of the [***] for such Collaboration Product in such country and ending when the [***].

(e)	Royalty Examples. Schedule 6.10.2(e) attached hereto contains examples of how royalties will be calculated under this Section 6.10.

(f)
Allocation of Net Sales. If, by reason of one or more royalty rate adjustments under this Section 6.10.2, different royalty rates apply to Net Sales of Collaboration Products from different countries, Biogen will [***] such Net Sales [***]. Schedule 6.10.2(f) attached hereto contains examples of how Net Sales of Collaboration Products from different countries at different royalty rates will be [***].

6.11.	Limitation on Aggregate Reduction for Royalties for Collaboration Products.

6.11.1.
In no event will the aggregate royalty reductions under Section 6.10.2(b) and Section 6.10.2(c) reduce the royalties payable to Ionis on Net Sales of a Collaboration Product in any given period to an amount that is less than the [***] for such Collaboration Product.

6.11.2.
In no event will the aggregate royalty offsets under Section 6.13.3(b), Section 6.13.3(d) and Section 7.1.3(c) reduce the royalties payable to Ionis on Net Sales of a Collaboration Product in any given period to an amount that is less than the greater of [***].

For example, if the Royalty Quotient during a given Calendar Year in the Reduced Royalty Period is less than [***]%, then the offsets under Section 6.13.3(b), Section 6.13.3(d) and Section 7.1.3(c) will not apply during such Calendar Year but the full Royalty Quotient reduction pursuant to Section 6.10.2(c) will apply.

As an additional example, if the Royalty Quotient during a given Calendar Year in the Reduced Royalty Period is [***]%, and the [***] in such Calendar Year are [***]% of the applicable royalty rates in Table 4 of Section 6.10.1, then Biogen may apply the offsets under Section 6.13.3(b), Section 6.13.3(d) and Section 7.1.3(c) until the actual royalty payment made to Ionis in such Calendar Year is equal to [***]% of the applicable royalty rates in Table 4 of Section 6.10.1.

6.12.	Reverse Royalty Payments to Biogen for a Discontinued Collaboration Product.

6.12.1.
Reverse Royalty for a Discontinued Collaboration Product. If Ionis or any of its Affiliates or Sublicensees Commercializes a Discontinued Collaboration Product for which Biogen has paid Ionis the license fee under Section 6.5, then following the First Commercial Sale of such Discontinued Collaboration Product by Ionis or its Affiliates or Sublicensees, Ionis will pay Biogen or its designated Affiliate a royalty of [***]% of Annual worldwide Net Sales of such Discontinued Collaboration Product (“Reverse Royalties”). Ionis’ obligation to pay Biogen Reverse Royalties will [***].

6.12.2.
Applicable Royalty Provisions. In addition to this Section 6.12, the definition of Net Sales in Appendix 1 and the other provisions contained in this ARTICLE 6 governing payment of royalties from Biogen to Ionis will govern the payment of Reverse Royalties from Ionis to Biogen under this Section 6.12, mutatis mutandis, including the provisions of Sections 6.10.2, 6.13, 6.14, 6.15, 6.16, and 6.17.

6.13.	Third Party Payment Obligations.

6.13.1.	Existing Ionis In-License Agreements.

(a)
Certain of the Licensed Technology Controlled by Ionis as of the Effective Date licensed to Biogen under Section 4.1.1(a) or Section 4.1.1(b) were in-licensed or were acquired by Ionis under the agreements with Third Party licensors or sellers listed on Schedule 6.13.1 or in a separate written agreement between the Parties (all such license or purchase agreements being the “Ionis In-License Agreements”), and certain milestone or royalty payments and license maintenance fees may become payable by Ionis to such Third Parties under the Ionis In-License Agreements based on the Development and Commercialization of a Product by Biogen under this Agreement.

(b)
Any payment obligations arising under the Ionis In-License Agreements as existing on the Effective Date as they apply to Collaboration Products for High Interest Targets designated as of the Effective Date, will be paid by [***] as [***].

6.13.2.
New In-Licensed Ionis Product-Specific Patents; Ionis Manufacturing and Analytical Patents. If after the Effective Date, Ionis obtains Third Party Patent Rights necessary or useful to Develop, Manufacture or Commercialize a Product that would have been considered an Ionis Product-Specific Patent had Ionis Controlled such Patent Rights on the Effective Date, to the extent Controlled by Ionis, Ionis will include such Third Party Patent Rights in the license granted to Biogen under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) if Biogen agrees in writing to pay Ionis as [***].

6.13.3.	Additional Core IP In-License Agreements.

(a)
Biogen will promptly provide Ionis written notice of any Additional Core IP Biogen believes it has identified and Ionis will have the first right, but not the obligation, to negotiate with, and obtain a license from the Third Party Controlling such Additional Core IP. If Ionis obtains such a Third Party license, Ionis will include such Additional Core IP in the license granted to Biogen under Section 4.1.1(a), and any financial obligations under such Third Party agreement will be paid solely by [***] as [***].

(b)
If, however, Ionis elects not to obtain such a license to such Third Party intellectual property, Ionis will so notify Biogen, and Biogen may obtain such a Third Party license and, subject to Section 6.11.2, Biogen may offset an amount equal to [***]% of any [***] paid by Biogen under such Third Party license against any [***] of this Agreement in such country for [***].

(c)
If it is unclear whether certain intellectual property identified by Biogen pursuant to Section 6.13.3(a) is Additional Core IP under Section 6.13.3(b), Ionis will send written notice to such effect to Biogen, and the Parties will engage a mutually agreed upon independent Third Party intellectual property lawyer with expertise in the patenting of Oligonucleotides, and appropriate professional credentials in the relevant jurisdiction, to determine the question of whether or not such Third Party intellectual property is Additional Core IP. The determination of the Third Party expert engaged under the preceding sentence will be binding on the Parties solely for purposes of determining whether Biogen is permitted to [***]. The costs of any Third Party expert engaged under this Section 6.13.3(c) will be paid by the Party against whose position the Third Party lawyer’s determination is made.

(d)
Notwithstanding the determination of the Third Party lawyer under Section 6.13.3(c), if a Third Party Controlling Additional Core IP is awarded a judgment from a court of competent jurisdiction arising from its claim against Biogen asserting that [***], Biogen will be permitted to [***].

6.13.4.	Other Third Party Payments.

(a)
Ionis’ Third Party Agreements. Except as otherwise expressly agreed to by Biogen under Section 6.13.2, after Biogen is granted the license under Section 4.1.1(a) or Section 4.1.1(b) for a particular Product, Biogen will be responsible for paying [***]% of the [***] arising under any Third Party agreements entered into by Ionis where either [***].

(b)
Biogen’s Third Party Agreements. Without limiting any applicable [***] under Section 6.13.3(b), Biogen will be responsible for paying [***]% of the [***] arising under any Third Party agreements entered into by Biogen as they apply to Products.

6.14.	Payments.

6.14.1.
Commencement. Beginning with the Calendar Quarter in which the First Commercial Sale for a Product is made and for each Calendar Quarter thereafter, Biogen will make royalty payments to Ionis under this Agreement within [***] following the end of each such Calendar Quarter. Each royalty payment will be accompanied by a report, summarizing Net Sales for Products during the relevant Calendar Quarter and the calculation of royalties due thereon, including country, units, sales price, the exchange rate used and the type of Product (i.e., whether it is a Collaboration Product or Biogen Alternate Modality Product) and the aggregate reduction to gross sales to arrive at Net Sales. Following the end of the first full Calendar Quarter subsequent to First Commercial Sale in a Major Market of any Product (but not in any subsequent Calendar Quarter unless there is a material change in the amount of any reduction to gross sales or the methodology used by Biogen to calculate any such reduction), Biogen will also include in such report a description of the reductions to gross sales to arrive at Net Sales, broken down by each category of reduction listed in clauses (a) through (d) of the definition of “Net Sales” and a non-binding qualitative analysis describing how Biogen anticipates such reductions may fluctuate over time. If no royalties are payable in respect of a given Calendar Quarter, Biogen will submit a written royalty report to Ionis so indicating together with an explanation as to why no such royalties are payable. In addition, beginning with the Calendar Quarter in which the First Commercial Sale for a Product is made and for each Calendar Quarter thereafter, within [***] following the end of each such Calendar Quarter, Biogen will provide Ionis a [***] report estimating the total Net Sales of, and royalties payable to Ionis for Products projected for such Calendar Quarter.

6.14.2.
Mode of Payment. All payments under this Agreement will be (i) payable in full in U.S. dollars, regardless of the country(ies) in which sales are made, (ii) made by wire transfer of immediately available funds to an account designated by Ionis in writing, and (iii) non-creditable [***], irrevocable and non-refundable. Whenever for the purposes of calculating the royalties payable under this Agreement conversion from any foreign currency will be required, all amounts will first be calculated in the currency of sale and then converted into United States dollars by applying the monthly average rate of exchange calculated by using the foreign exchange rates published in Bloomberg during the applicable month starting two Business Days before the beginning of such month and ending two Business Days before the end of such month as utilized by Biogen, in accordance with generally accepted accounting principles, fairly applied and as employed on a consistent basis throughout Biogen’s operations.

6.14.3.
Records Retention. Commencing with the First Commercial Sale of a Product, Biogen will keep complete and accurate records pertaining to the sale of Products for a period of [***] after the year in which such sales occurred, and in sufficient detail to permit Ionis to confirm the accuracy of the Net Sales or royalties paid by Biogen hereunder.

6.14.4.
No Payments for non-ASOs for Pre-Existing Targets.  For the avoidance of doubt, in no event shall any payments be due to Ionis under this Agreement with respect to any non-Oligonucleotide product developed or commercialized for a Pre-Existing Target.

6.15.
Audits. After Biogen is granted the license under Section 4.1.1(a) or Section 4.1.1(b) for a particular Product, during the Agreement Term and for a period of [***] thereafter, at the request and expense of Ionis, Biogen will permit an independent certified public accountant of nationally recognized standing appointed by Ionis, at reasonable times and upon reasonable notice, but in no case more than [***], to examine such records as may be necessary for the purpose of verifying the calculation and reporting of Net Sales and the correctness of any royalty payment made under this Agreement for any period within the preceding [***]. As a condition to examining any records of Biogen, such auditor will sign a nondisclosure agreement reasonably acceptable to Biogen in form and substance. Any and all records of Biogen examined by such independent certified public accountant will be deemed Biogen’s Confidential Information. Upon completion of the audit, the accounting firm will provide both Biogen and Ionis with a written report disclosing whether the royalty payments made by Biogen are correct or incorrect and the specific details concerning any discrepancies (“Audit Report”). If, as a result of any inspection of the books and records of Biogen, it is shown that Biogen’s payments under this Agreement were less than the royalty amount which should have been paid, then Biogen will make all payments required to be made by paying Ionis the difference between such amounts to eliminate any discrepancy revealed by said inspection within [***] days of receiving the Audit Report, with interest calculated in accordance with Section 6.17. If, as a result of any inspection of the books and records of Biogen, it is shown that Biogen’s payments under this Agreement were greater than the royalty amount which should have been paid, then [***]; provided, however, that if [***]. Ionis will pay for such audit, except that if Biogen is found to have underpaid Ionis by more than [***]% of the amount that should have been paid, Biogen will reimburse Ionis’ reasonable costs of the audit.

6.16.	Taxes.

6.16.1.
Taxes on Income. Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

6.16.2.	Withholding Tax.

(a)
The Parties agree to cooperate with one another and use reasonable efforts to lawfully avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by the paying Party to the receiving Party under this Agreement. To the extent the paying Party is required to deduct and withhold taxes, interest or penalties on any payment, the paying Party will pay the amounts of such taxes to the proper governmental authority for the account of the receiving Party and remit the net amount to the receiving Party in a timely manner. The paying Party will promptly furnish the receiving Party with proof of payment of such taxes. If documentation is necessary in order to secure an exemption from, or a reduction in, any withholding taxes, the Parties will provide such documentation to the extent they are entitled to do so.

(b)
With respect to any commercial supply agreement entered between the Parties for the commercial supply of API under this Agreement, such supply agreement will (i) provide that only Biogen will claim any tax benefit allowed under IRC Section 199 Income Attributable to Domestic Production Activities, and (ii) include compensation to Ionis reflecting the value of the reasonably anticipated tax benefit under IRC Section 199 Income Attributable to Domestic Production Activities forfeited by Ionis.  If the IRS determines that Biogen is not entitled to the tax benefits under Section 199, Ionis is not required to reimburse Biogen for this tax benefit unless Ionis receives a cash benefit on its federal tax return.   A cash benefit will include any utilization of net operating losses that were generated in a year in which Ionis claimed any IRC Sec 199 deduction.  The reimbursement to Biogen would be an amount equal to the Section 199 deduction times thirty-five percent, less any administrative costs to compute the tax benefit.  The reimbursement would be due to Biogen within 90 days after filing any original or amended federal tax return.  If the IRS determines that Ionis is not eligible for the tax benefit or determines the tax benefit should be a different amount, Biogen will pay back to Ionis the amount of any adjustment.  Ionis will notify Biogen within 30 days of filing a return that claims such deduction or utilizes a related net operating loss.

6.16.3.
Tax Cooperation. Ionis will provide Biogen with any and all tax forms that may be reasonably necessary in order for Biogen to lawfully not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Following Biogen’s timely receipt of such tax forms from Ionis, Biogen will not withhold tax or will withhold tax at a reduced rate under an applicable bilateral income tax treaty, if appropriate under the Applicable Laws.  Ionis will provide any such tax forms to Biogen upon request and in advance of the due date. Each Party will provide the other with reasonable assistance to determine if any taxes are applicable to payments under this Agreement and to enable the recovery, as permitted by Applicable Law, of withholding taxes resulting from payments made under this Agreement, such recovery to be for the benefit of the Party who would have been entitled to receive the money but for the application of withholding tax under this Section 6.16.

The provisions of this Section 6.16 are to be read in conjunction with the provisions of Section 12.4 below.

6.17.
Interest. Any undisputed payments to be made hereunder that are not paid on or before the date such payments are due under this Agreement will bear interest at a rate per annum equal to the lesser of (i) the rate announced by Bank of America (or its successor) as its prime rate in effect on the date that such payment would have been first due plus 1% or (ii) the maximum rate permissible under Applicable Law.

ARTICLE 7.
INTELLECTUAL PROPERTY

7.1.	Ownership.

7.1.1.
Ionis Technology and Biogen Technology. As between the Parties, Ionis will own and retain all of its rights, title and interests in and to the Licensed Know-How and Licensed Patents and Biogen will own and retain all of its rights, title and interests in and to the Biogen Know-How and Biogen Patents, subject to any assignments, rights or licenses expressly granted by one Party to the other Party under this Agreement.

7.1.2.
Agreement Technology. As between the Parties, Biogen is and will be the sole owner of any Know-How discovered, developed, invented or created solely by or on behalf of Biogen or its Affiliates under this Agreement (“Biogen Program Know-How”) and any Patent Rights that claim or cover Biogen Program Know-How (“Biogen Program Patents” and together with the Biogen Program Know-How, the “Biogen Program Technology”), and will retain all of its rights, title and interests thereto, subject to any rights or licenses expressly granted by Biogen to Ionis under this Agreement. As between the Parties, Ionis is and will be the sole owner of any Know-How discovered, developed, invented or created solely by or on behalf of Ionis or its Affiliates under this Agreement (“Ionis Program Know-How”) and any Patent Rights that claim or cover such Know-How (“Ionis Program Patents” and together with the Ionis Program Know-How, the “Ionis Program Technology”), and will retain all of its rights, title and interests thereto, subject to any assignment, rights or licenses expressly granted by Ionis to Biogen under this Agreement. Any Know-How discovered, developed, invented or created jointly under this Agreement by or on behalf of both Parties or their respective Affiliates or Third Parties acting on their behalf (“Jointly-Owned Program Know-How”) and any Patent Rights that claim or cover such Jointly-Owned Program Know-How (“Jointly-Owned Program Patents” and together with the Jointly-Owned Program Know-How, the “Jointly-Owned Program Technology”), are and will be owned jointly by Biogen and Ionis on an equal and undivided basis, including all rights, title and interests thereto, subject to any rights or licenses expressly granted by one Party to the other Party under this Agreement. Except as expressly provided in this Agreement, neither Party will have any obligation to account to the other for profits with respect to, or to obtain any consent of the other Party to license or exploit, Jointly-Owned Program Technology by reason of joint ownership thereof, and each Party hereby waives any right it may have under the Laws of any jurisdiction to require any such consent or accounting. Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of any Jointly-Owned Program Technology. The Biogen Program Patents, Ionis Program Patents and Jointly-Owned Program Patents are collectively referred to herein as the “Program Patents.”

7.1.3.	Joint Patent Committee.

(a)
The Parties will establish a “Joint Patent Committee” or “JPC” promptly following the Effective Date.  The JPC will serve as the primary contact and forum for discussion between the Parties with respect to intellectual property matters arising under this Agreement, with responsibilities including (i) the preparation of the intellectual property strategy to govern the Parties’ activities set forth in the Neurological Disease Research Plan and the activities set forth in this ARTICLE 7, (ii) making recommendations following discussion by the Parties regarding Third Party intellectual property rights that may be necessary or useful to perform activities under, and the intellectual property considerations to be taken into account in, the Neurological Disease Research Plan, (iii) making recommendations with respect to intellectual property considerations to be taken into account in each ASO Development Candidate Identification Plan, (iv) the preparation of recommendations with respect to intellectual property considerations in connection with proposed Development Candidates for consideration by the Parties, (v) assessing and making recommendations to the Neurology JDC prior to the completion of IND-Enabling Toxicology Studies regarding any Patent Rights of any Third Party that may be necessary or useful for the Development, Manufacture or Commercialization of any Development Candidate that is the subject of such IND-Enabling Toxicology Studies and (vi) evaluating any activities under a Neurology Plan that are proposed to be conducted with an academic or non-profit collaborator and making recommendations as to where and with whom such activities should be conducted, and in each case will cooperate with respect to any such activities. Ionis’ obligation to participate in the JPC will terminate on the later of (A) the end of the Research Term and (B) Biogen’s exercise of (or the expiration or termination of) the last Option. Thereafter, Ionis will have the right, but not the obligation, to participate in JPC meetings, but shall nevertheless continue to coordinate with Biogen with respect to the activities set forth in this ARTICLE 7 during the Agreement Term.

(b)
The JPC will discuss a strategy and make recommendations with regard to intellectual property considerations (i) with respect to the Parties’ activities under the Core Research Program and the Neurological Disease Research Program, promptly following the Second Amendment Date  and (ii) with respect to each Collaboration Program, promptly after such Collaboration Program is designated, which strategies shall include (A) considerations for identifying potential inventions and making inventorship determinations, (B) considerations when selecting each Development Candidate, (C) considerations for Prosecution and Maintenance, defense and enforcement of Ionis Product-Specific Patents that would be or are licensed to Biogen under Section 4.1.1 in connection with a Product, Biogen Product-Specific Patents and Jointly-Owned Program Patents, (D) defense against allegations of infringement of Third Party Patent Rights and (E) licenses to Third Party Patent Rights or Know-How, in each case ((A) through (E)) to the extent such matter would be reasonably likely to have a material impact on the Agreement or the ownership of intellectual property or the licenses granted hereunder. The applicable strategy and the JPC’s recommendations, as applicable, will be considered in good faith in the performance of the Neurology Plans, the preparation of the intellectual property assessment to be included in each Development Candidate Data Package and by the Party entitled to designate a Development Candidate or prosecute, enforce and defend such Patent Rights, as applicable, hereunder, but will not be binding on such Party.

(c)
Ionis or Biogen (as applicable) will provide the Joint Patent Committee with notice of any Know-How or Patent Rights discovered, developed, invented or created jointly by such Party and a Third Party in the performance of activities under the Neurology Plans or solely by a Third Party performing activities under the Neurology Plans on such Party’s behalf (such Know-How and Patent Rights, the “Collaborator IP”) promptly after such Party receives notice or otherwise becomes aware of the existence of such Collaborator IP. The JPC will determine whether any such Collaborator IP would be infringed or misappropriated (as applicable) by the Development, Manufacture or Commercialization of the applicable Development Candidate or any Compound under consideration by Ionis for potential designation as a Development Candidate. If the JPC (or independent patent counsel engaged pursuant to Section 7.1.3(f)) determines that any Collaborator IP would be infringed or misappropriated (as applicable) by the Development, Manufacture or Commercialization of such Development Candidate or Compound, [***]; provided that, if such Party is unable to obtain [***] license to such Collaborator IP or if the Parties mutually agree that it is not necessary to obtain [***] license, then such Party shall use commercially reasonable efforts to obtain [***] license to such Collaborator IP from such Third Party (any such [***] with such Third Party, a “Collaborator License”), and in each case, such Party will endeavor to obtain in such Collaborator License the right to sublicense such Collaborator IP to the other Party on terms that contain no greater restrictions on the other Party’s use of such Collaborator IP than those set forth in this Agreement.

(d)
Notwithstanding any provision to the contrary in this Agreement, including under Section 6.11, if Collaborator IP (other than Additional Core IP arises from activities performed by a Third Party under the applicable Neurology Plan, then any payment obligations arising under the applicable Collaborator License based on the Development or Commercialization of a Product will be [***] as follows: (i) in the case where [***] enters into such Collaborator License, [***] will be solely responsible for paying any payment obligations that [***], except that [***] will be solely responsible for paying any payment obligations that [***] under any such Collaborator Licenses that [***] approved prior to execution thereof, and (ii) in the case where [***] enters into such Collaborator License, [***] will be [***] responsible for paying any payment obligations that [***].

(e)
With respect to any such Collaborator IP licensed by Ionis under a Collaborator License with such Third Party, Biogen will have the right in accordance with Section 4.1.5 to elect to exclude any such Collaborator IP from the applicable license granted to Biogen under Section 4.1.1 by providing Ionis written notice prior to the License Effective Date for the applicable Collaboration Program. If, Biogen timely provides Ionis with such a written notice to exclude certain of such Collaborator IP from such license, then such Collaborator IP will not be included in the Licensed Technology licensed with respect to such Collaboration Program under this Agreement. If Biogen does not provide Ionis with such a written notice to exclude such Collaborator IP prior to the License Effective Date for the applicable Collaboration Program hereunder, then such Collaborator IP (and any Third Party Obligations to the extent applicable to Products) will be included in the Licensed Technology licensed with respect to the applicable Collaboration Program under this Agreement.

(f)
In case of a dispute in the Joint Patent Committee over whether any Collaborator IP would be infringed or misappropriated (as applicable) by the Development, Manufacture or Commercialization of the applicable Development Candidate or any Compound under consideration by Ionis for potential designation as the Development Candidate, at the non-contracting Party’s request, such dispute will be resolved by independent patent counsel not engaged or regularly employed in the past two years by either Party and reasonably acceptable to both Parties, taking into account any existing prior art. The decision of such independent patent counsel will be binding on the Parties. Expenses of such patent counsel will be borne by the non-contracting Party.

(g)
In addition, the Joint Patent Committee will be responsible for the determination of inventorship of Patent Rights that claim or cover Know-How discovered, developed, invented or created under this Agreement in accordance with United States patent Laws. In case of a dispute in the Joint Patent Committee (or otherwise between Ionis and Biogen) over inventorship of Program Patents, if the Joint Patent Committee cannot resolve such dispute, even after seeking the CSC’s input, then such dispute will be resolved by independent patent counsel not engaged or regularly employed in the past two years by either Party and reasonably acceptable to both Parties. The decision of such independent patent counsel will be binding on the Parties. Expenses of such patent counsel will be shared equally by the Parties.

(h)
The JPC will comprise an equal number of members from each Party. The Joint Patent Committee will meet as often as agreed by them (and at least semi-Annually), to discuss matters arising out of the activities set forth in this ARTICLE 7. The JPC will determine by unanimous consent of its members the JPC operating procedures at its first meeting, including the JPC’s policies for replacement of JPC members, and the location of meetings, which will be codified in the written minutes of the first JPC meeting. To the extent reasonably requested by either Party, the Joint Patent Committee will solicit the involvement of more senior members of their respective legal departments (up to the most senior intellectual property attorney, where appropriate) with respect to critical issues, and may escalate issues to the Executives for input and resolution pursuant to Section 12.1. Each Party’s representatives on the Joint Patent Committee will consider comments and suggestions made by the other in good faith. If either Party deems it reasonably advisable, the Parties will enter into a mutually agreeable common interest agreement covering the matters contemplated by this Agreement.

7.2.	Prosecution and Maintenance of Patents.

7.2.1.
Patent Filings. Subject to Biogen’s right to provide reasonable input and comment as set forth in Section 7.2.5(a), the Party responsible for Prosecution and Maintenance of any Patent Rights as set forth in Section 7.2.2 and Section 7.2.3 will endeavor to obtain patent protection for the applicable Product as it Prosecutes and Maintains its other patents Covering products in development, using counsel of its own choice but reasonably acceptable to the other Party, in such countries as the responsible Party sees fit.

7.2.2.	Licensed Patents and Biogen Patents.

(a)
Licensed Patents In General. Prior to the License Effective Date for a Collaboration Program or Biogen Alternate Modality Program (as applicable) (a “Program”), and subject to Biogen’s right to provide reasonable input and comment as set forth in Section 7.2.5(a), Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of all Licensed Patents that are the subject of such license grant for such Program, subject to this Section 7.2.2(a) and Section 7.2.3. During the Agreement Term, Ionis will control and be responsible for all aspects of the Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents. Ionis will use commercially reasonable efforts to diligently Prosecute and Maintain all Jointly-Owned Program Patents for which Ionis has the right to Prosecute and Maintain. On a Program-by-Program, until the earlier of the License Effective Date with respect to such Program and the expiration or termination of Biogen’s right to be granted such license, Ionis will use commercially reasonable efforts to diligently Prosecute and Maintain all Ionis Product-Specific Patents that are the subject of such Program to the extent that Ionis has the right to Prosecute and Maintain such Patent Rights.

(b)
Licensed Patents After License Effective Date. Upon the License Effective Date with respect to a Program, Biogen will control and be responsible for all aspects of the Prosecution and Maintenance of all the Ionis Product-Specific Patents and Jointly-Owned Program Patents that are subject to the license under Section 4.1.1 for such Program to the same extent Ionis had the right to control and was responsible for such Prosecution and Maintenance immediately prior to such License Effective Date, subject to Section 7.2.3, and will grant Ionis the license set forth in Section 4.2.2.

(c)	Biogen Patents. Biogen will control and be responsible for all aspects of the Prosecution and Maintenance of all Biogen Patents, subject to Section 7.2.3.

7.2.3.
Jointly-Owned Program Patents. Subject to Biogen’s right to provide reasonable input and comment as set forth in Section 7.2.5(a), Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of Jointly-Owned Program Patents that do not Cover Products. Prior to the License Effective Date for a Program and subject to Biogen’s right to provide reasonable input and comment as set forth in Section 7.2.5(a), Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of Jointly-Owned Program Patents Covering Products that are the subject of such Program. After the License Effective Date for a Collaboration Program, Biogen will control and be responsible for all aspects of the Prosecution and Maintenance of Jointly-Owned Program Patents Covering Products that are the subject of such Program.

7.2.4.
Prosecution of Multi-Indication Product-Specific Patents; Biogen Supremacy to Enforce and Extend.  With respect to Product-Specific Patents related to Multi-Indication Products, the Parties will endeavor to prosecute such Patent Rights to claim inventions related to Neurological Diseases separately from inventions related to Non-Neurological Indications. If there is an Ionis Product-Specific Patent that Covers both (a) a Multi-Indication Product licensed to Biogen under Section 4.1.1(a), and (b) a Multi-Indication Product of Ionis (each such Ionis Product-Specific Patent, a “Multi-Indication Product-Specific Patent”), then so long as Biogen is Developing and Commercializing such Multi-Indication Product pursuant to its license under Section 4.1.1(a), upon the grant of such license, Biogen will have the sole and exclusive right, but not the obligation, to institute and control any (i) Proceeding related to the infringement of such Multi-Indication Product-Specific Patent, (ii) Prosecution and Maintenance of such Multi-Indication Product-Specific Patent and (iii) patent term extension related to such Multi-Indication Product-Specific Patent.

7.2.5.	Other Matters Pertaining to Prosecution and Maintenance of Patents.

(a)
Ionis will keep Biogen reasonably informed through the Joint Patent Committee (or directly, if the Joint Patent Committee has been disbanded) as to material developments with respect to the Prosecution and Maintenance of (i) those Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents that Cover any Development Candidate or Product and (ii) the Ionis Product-Specific Patents and Jointly-Owned Program Patents, in each case ((i) and (ii)), for which Ionis has the responsibility to Prosecute and Maintain pursuant to Section 7.2.2, Section 7.2.3 or this Section 7.2.5, including by providing copies of material data as it arises. Ionis will timely provide Biogen the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance, including the countries in which such Patent Rights are filed, and will consider Biogen’s input with respect to such strategic aspects in good faith but which will not be binding on Ionis. Additionally, Ionis will promptly provide to Biogen drafts of all patent-related filings and communications related to the such Patent Rights, including copies of office actions or other correspondence that Ionis receives from any patent office, drafts of office action responses or other correspondence that Ionis provides to any patent office, and copies and drafts of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions, in each case, for Biogen’s review and comment, and Ionis will consider in good faith any reasonable comments timely provided by Biogen with respect to such draft filings and communications.

(b)
Following the License Effective Date with respect to a particular Program, Biogen will keep Ionis reasonably informed through the Joint Patent Committee (or directly, if the Joint Patent Committee has been disbanded) as to material developments with respect to the Prosecution and Maintenance of Product-Specific Patents or Jointly-Owned Program Patents for which Biogen has the responsibility to Prosecute and Maintain pursuant to Section 7.2.2, Section 7.2.3 or this Section 7.2.5, including by providing copies of material data as it arises and will provide Ionis the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance, which input Biogen will consider in good faith but which will not be required to implement. Following the License Effective Date with respect to a particular Program, Biogen will have final decision-making authority with respect to the Prosecution and Maintenance, enforcement and defense of such Product-Specific Patents or Jointly-Owned Program Patents related to such Program, including any Proceeding related to the infringement of such Patent Rights and any patent term extensions related to such Patent Rights.

(c)
If Biogen elects (i) not to file and prosecute patent applications for the Jointly-Owned Program Patents or Ionis Product-Specific Patents that have been licensed or assigned to Biogen under this Agreement or the Biogen Product-Specific Patents (“Biogen-Prosecuted Patents”) in a particular country, (ii) not to continue the Prosecution and Maintenance (including any interferences, oppositions, reissue proceedings, re-examinations, and patent term extensions, adjustments, and restorations) of any Biogen-Prosecuted Patent in a particular country or (iii) not to file and prosecute patent applications for the Biogen-Prosecuted Patent in a particular country following a written request from Ionis to file and prosecute in such country, then in each case ((i) – (iii)), Biogen will so notify Ionis promptly in writing of its intention (including a reasonably detailed rationale for doing so) with sufficient time to enable Ionis to meet any deadlines by which an action must be taken to establish or preserve any such Patent Right in such country; and except as set forth in Section 7.2.5(d) Ionis will have the right, but not the obligation, to file, prosecute, maintain, enforce or otherwise pursue such Biogen-Prosecuted Patent in the applicable country at its own expense with counsel of its own choice. In such case, Biogen will cooperate with Ionis to file for, or continue to Prosecute and Maintain, enforce or otherwise pursue such Biogen-Prosecuted Patent in such country in Ionis’ own name, but only to the extent that Biogen is not required to take any position with respect to such abandoned Biogen-Prosecuted Patent that would be reasonably likely to adversely affect the scope, validity or enforceability of any of the other Patent Rights being prosecuted and maintained by Biogen under this Agreement. Notwithstanding anything to the contrary in this Agreement, if Ionis assumes responsibility for the Prosecution and Maintenance of any such Biogen-Prosecuted Patent under this Section 7.2.5(c), then Ionis will have no obligation to notify Biogen if Ionis intends to abandon such Biogen-Prosecuted Patent.

(d)
Notwithstanding Section 7.2.5(c) above, if, after having consulted with outside counsel, Biogen reasonably determines that filing or continuing to prosecute a patent application in a particular country for a Biogen-Prosecuted Patent (the “Conflicting Patent Right”) is reasonably likely to adversely affect the scope, validity or enforceability of a patent application or issued patent in a particular country for another Biogen-Prosecuted Patent (the “Superior Patent Right”), in each case where both the Conflicting Patent Right and the Superior Patent Right if issued would meet the criteria set forth in clause (i) of Section 6.10.2(a), then so long as Biogen continues to Prosecute and Maintain the Superior Patent Right in accordance with this Agreement, Ionis will not have the right under Section 7.2.5(c) above to file or prosecute the Conflicting Patent Right.

(e)
If, during the Agreement Term, Ionis intends not to file or to abandon in any jurisdiction any Ionis Product-Specific Patent for which Ionis is responsible for Prosecution and Maintenance without first filing a continuation or substitution, then, if Biogen’s right to obtain a license under Section 4.1.1 to such Ionis Product-Specific Patent has not expired or terminated, Ionis will notify Biogen of such intention at least [***] days before such Patent Right will become abandoned, and Biogen will have the right, but not the obligation, to assume responsibility and final decision-making authority for the Prosecution and Maintenance thereof at its own expense (subject to Section 7.3.1) with counsel of its own choice.  Notwithstanding anything to the contrary in this Agreement, if Biogen assumes responsibility for the Prosecution and Maintenance of any such Ionis Product-Specific Patent under this Section 7.2.5(e), then Biogen will have no obligation to notify Ionis if Biogen intends to abandon such Ionis Product-Specific Patent.

(f)
The Parties, through the Joint Patent Committee (or directly, if the Joint Patent Committee has been disbanded), will cooperate in good faith to determine if and when any divisional or continuation applications will be filed with respect to any Program Patents or Product-Specific Patents, and where a divisional or continuation patent application filing would be practical and reasonable, following which determination such a divisional or continuation filing will be made.

(g)
If the Party responsible for Prosecution and Maintenance of a Jointly-Owned Program Patent pursuant to Section 7.2.3 intends to abandon such Jointly-Owned Program Patent without first filing a continuation or substitution, then such Party will notify the other Party of such intention at least [***] days before such Jointly-Owned Program Patent will become abandoned, and such other Party will have the right, but not the obligation, to assume responsibility and final decision-making authority for the Prosecution and Maintenance thereof at its own expense (subject to Section 7.3.1) with counsel of its own choice, in which case the abandoning Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, title and interests in and to such Jointly-Owned Program Patents. If a Party assumes responsibility for the Prosecution and Maintenance of any such Jointly-Owned Program Patents under this Section 7.2.5(g), such Party will have no obligation to notify the other Party of any intention of such Party to abandon such Jointly-Owned Program Patents.

(h)
In addition, the Parties will consult, through the Joint Patent Committee (or directly, if the Joint Patent Committee has been disbanded), and take into consideration the comments of the other Party for all matters relating to interferences, reissues, re-examinations and oppositions with respect to those Patent Rights in which such other Party (i) has an ownership interest, (ii) has received a license thereunder in accordance with this Agreement or (iii) may in the future, in accordance with this Agreement, obtain a license or sublicense thereunder.

7.3.	Patent Costs.

7.3.1.
Jointly-Owned Program Patents. Unless the Parties agree otherwise, Ionis and Biogen will share equally the Patent Costs associated with the Prosecution and Maintenance of Jointly-Owned Program Patents; provided that either Party may decline to pay its share of costs for filing, prosecuting and maintaining any Jointly-Owned Program Patents in a particular country or particular countries, in which case the declining Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, titles and interests in and to such Jointly-Owned Program Patents.

7.3.2.
Licensed Patents and Biogen Patents. Except as set forth in Section 7.3.1, each Party will be responsible for all Patent Costs incurred by such Party prior to and after the Effective Date in all countries in the Prosecution and Maintenance of Patent Rights for which such Party is responsible under Section 7.2; provided, however, that after the License Effective Date for a Program, Biogen will be solely responsible for Patent Costs arising from the Prosecution and Maintenance of the Ionis Product-Specific Patents related to such Program.

7.4.	Defense of Claims Brought by Third Parties.

7.4.1.
If a Third Party initiates a Proceeding claiming a Patent Right owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of a Product, (a) Ionis will have the first right, but not the obligation, to defend against any such Proceeding initiated prior to the License Effective Date for the applicable Program at its sole cost and expense, and (b) Biogen will have the first right, but not the obligation, to defend against any such Proceeding initiated after the License Effective Date for the applicable Program at its sole cost and expense. If the Party having the first right to defend against such Proceeding (the “Lead Party”) elects to defend against such Proceeding, then the Lead Party will have the sole right to direct the defense and to elect whether to settle such claim (but only with the prior written consent of the other Party, not to be unreasonably withheld, conditioned or delayed). The other Party will reasonably assist the Lead Party in defending such Proceeding and cooperate in any such litigation at the request and expense of the Lead Party. The Lead Party will provide the other Party with prompt written notice of the commencement of any such Proceeding that is of the type described in this Section 7.4, and the Lead Party will keep the other Party apprised of the progress of such Proceeding. Notwithstanding the foregoing, (i) if Ionis is the Lead Party, then Ionis will cooperate in good faith with Biogen on the institution, prosecution and control of such Proceeding, will provide Biogen with copies of filings, submissions and communications related to such Proceeding in sufficient time to allow Biogen to review and comment thereon, and will incorporate any reasonable comments timely provided by Biogen with respect to such filings, submissions and communications and (ii) if Biogen is the Lead Party and Ionis is a named party, then Biogen will cooperate in good faith with Ionis on the institution, prosecution and control of such Proceeding and will provide Ionis the timely opportunity to have reasonable input into the strategic aspects of such Proceeding, which Biogen will consider in good faith but which will not be required to implement. If the Lead Party elects not to defend against a Proceeding, then the Lead Party will so notify the other Party in writing within [***] days after the Lead Party first receives written notice of the initiation of such Proceeding, and the other Party (the “Step-In Party”) will have the right, but not the obligation, to defend against such Proceeding at its sole cost and expense and thereafter the Step-In Party will have the sole right to direct the defense thereof, including the right to settle such claim. In any event, the Party not defending such Proceeding will reasonably assist the other Party and cooperate in any such litigation at the request and expense of the Party defending such Proceeding.  Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 7.4. Each Party will provide the other Party with prompt written notice of the commencement of any such Proceeding under this Section 7.4, and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

7.4.2.
Discontinued Collaboration Product. If a Third Party initiates a Proceeding claiming that any Patent Right or Know-How owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of a Discontinued Collaboration Product, then Ionis will have the first right, but not the obligation, to defend against and settle such Proceeding at its sole cost and expense. Biogen will reasonably assist Ionis in defending such Proceeding and cooperate in any such litigation at the request and expense of Ionis. Each Party may at its own expense and with its own counsel join any defense directed by the other Party. Ionis will provide Biogen with prompt written notice of the commencement of any such Proceeding, or of any allegation of infringement of which Ionis becomes aware and that is of the type described in this Section 7.4.2, and Ionis will promptly furnish Biogen with a copy of each communication relating to the alleged infringement received by Ionis.

7.4.3.
Interplay Between Enforcement of IP and Defense of Third Party Claims.   Notwithstanding the provisions of Section 7.4.1 and Section 7.4.2, to the extent that a Party’s defense against a Third Party claim of infringement under this Section 7.4 involves (a) the enforcement of the other Party’s Know-How or Patent Rights (e.g., a counterclaim of infringement), or (b) the defense of an invalidity claim with respect to such other Party’s Know-How or Patent Rights, then, in each case, the general concepts of Section 7.5 will apply to the enforcement of such other Party’s Know-How or Patent Rights or the defense of such invalidity claim (i.e., each Party has the right to enforce its own intellectual property, except that the relevant Commercializing Party will have the initial right, to the extent provided in Section 7.5, to enforce such Know-How or Patent Rights or defend such invalidity claim, and the other Party will have a step-in right, to the extent provided in Section 7.5, to enforce such Know-How or Patent Rights or defend such invalidity claim).

7.5.	Enforcement of Patents Against Competitive Infringement.

7.5.1.
Duty to Notify of Competitive Infringement. If either Party learns of an infringement, unauthorized use, misappropriation or threatened infringement by a Third Party to which such Party does not owe any conflicting obligation of confidentiality with respect to any Licensed Patents by reason of the development, manufacture, use or commercialization of (i) a product directed against the RNA that encodes a Collaboration Target in the Field, or (ii) a non-Oligonucleotide product that is designed to bind, mimic or otherwise affect a protein or RNA that is encoded by a Biogen Alternate Modality Target (“Competitive Infringement”), such Party will promptly notify the other Party in writing and will provide such other Party with available evidence of such Competitive Infringement; provided, however, that for cases of Competitive Infringement under Section 7.5.8 below, such written notice will be given within 10 days.

7.5.2.
Prior to License Grant. For any Competitive Infringement with respect to a Product occurring after the Effective Date but before the License Effective Date for the Program of which such Product is the subject, Ionis will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding with respect thereto, by counsel of its own choice, and Biogen will have the right to be represented in that action by counsel of its own choice at its own expense. Ionis will provide Biogen with prompt written notice of the commencement of any such Proceeding, and Ionis will keep Biogen apprised of the progress of such Proceeding. Additionally, Ionis will provide Biogen with copies of filings, submissions and communications related to such Proceeding in sufficient time to allow Biogen to review and comment thereon, and will consider in good faith any reasonable comments timely provided by Biogen with respect to such filings, submissions and communications. Subject to the preceding sentence, Ionis will have the sole right to control such litigation. If Ionis fails to initiate a Proceeding within a period of 90 days after receipt of written notice of such Competitive Infringement (subject to a 90 day extension to conclude negotiations, which extension will apply only in the event that Ionis has commenced good faith negotiations with an alleged infringer for elimination of such Competitive Infringement within such 90 day period), Biogen will have the right to initiate and control a Proceeding with respect to such Competitive Infringement by counsel of its own choice; provided that Ionis will have the right to be represented in any such action by counsel of its own choice at its own expense. Notwithstanding the foregoing, Ionis will at all times have the sole right to institute, prosecute, and control any Proceeding under this Section 7.5.2 to the extent involving any Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents.

7.5.3.
Biogen Enforcement Rights. Notwithstanding Section 7.5.2 and Section 7.5.4, in the case where a Third Party is infringing an Ionis Core Technology Patent and a Patent Right Controlled by Biogen by reason of the development, manufacture, use or commercialization of a product directed against the RNA that encodes a High Interest Target, Collaboration Target in the Field, then such Party will promptly notify the other Party in writing. If Biogen also enforces any Patent Rights Controlled by Biogen (including any Ionis Product-Specific Patents assigned by Ionis to Biogen under this Agreement) against such infringement, then Biogen may elect to have Ionis and Biogen enforce the applicable Ionis Core Technology Patents and the applicable Patent Rights Controlled by Biogen against such infringing Third Party.

7.5.4.
Following License Grant. For any Competitive Infringement with respect to a particular Product (except for a Discontinued Collaboration Product) occurring after the License Effective Date for the Program of which such Product is the subject, so long as part of such Proceeding Biogen also enforces any Patent Rights Controlled by Biogen (including any Ionis Product-Specific Patents assigned by Ionis to Biogen under this Agreement) being infringed that Cover the Product, then Biogen will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding with respect thereto by counsel of its own choice at its own expense, and Ionis will have the right, at its own expense, to be represented in that action by counsel of its own choice, however, Biogen will have the right to control such litigation. If Biogen fails to initiate a Proceeding within a period of 90 days after receipt of written notice of such Competitive Infringement (subject to a 90 day extension to conclude negotiations, if Biogen has commenced good faith negotiations with an alleged infringer for elimination of such Competitive Infringement within such 90 day period), Ionis will have the right to initiate and control a Proceeding with respect to such Competitive Infringement by counsel of its own choice, and Biogen will have the right to be represented in any such action by counsel of its own choice at its own expense. Notwithstanding the foregoing, Ionis will at all times have the sole right to institute, prosecute, and control any Proceeding under this Section 7.5.4 to the extent involving any Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents.

7.5.5.	Joinder.

(a)
If a Party initiates a Proceeding in accordance with this Section 7.5, then the other Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the Proceeding. Subject to Section 7.5.6, the costs and expenses of each Party incurred pursuant to this Section 7.5.5(a) will be borne by the Party initiating such Proceeding.

(b)
If one Party initiates a Proceeding in accordance with this Section 7.5.5, then the other Party may join such Proceeding as a party plaintiff where necessary for such other Party to seek lost profits with respect to such infringement or where such Proceeding relates to Jointly-Owned Program Patents.

7.5.6.	Share of Recoveries. Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 7.5 will be shared as follows:

(a)
the amount of such recovery will first be applied to the Parties’ reasonable out-of-pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); then

(b)
any remaining proceeds constituting direct or actual damages for acts of infringement occurring prior to the License Effective Date for the Program of which the applicable Product is the subject will be (i) [***]; or (ii) [***]; then

(c)
any remaining proceeds constituting direct or actual damages for acts of infringement occurring after the License Effective Date for the Program of which the applicable Product is the subject [***]; then

(d)
any remaining proceeds constituting punitive or treble damages will be allocated between the Parties as follows: the Party initiating the Proceeding will receive and retain [***]% of such proceeds and the other Party will receive and retain [***]% of such proceeds.

7.5.7.
Settlement. Notwithstanding anything to the contrary under this ARTICLE 7, neither Party may enter a settlement, consent judgment or other voluntary final disposition of a suit under this ARTICLE 7 that disclaims, limits the scope of, admits the invalidity or unenforceability of, or grants a license, covenant not to sue or similar immunity under a Patent Right Controlled by the other Party without first obtaining the written consent of the Party that Controls the relevant Patent Right.

7.5.8.
35 USC 271(e)(2) Infringement. Notwithstanding anything to the contrary in this Section 7.5, solely with respect to Licensed Patents that have not been assigned to Biogen under this Agreement for a Competitive Infringement under 35 USC 271(e)(2), the time period set forth in Section 7.5.2 during which a Party will have the initial right to bring a Proceeding will be shortened to a total of 25 days, so that, to the extent the other Party has the right, pursuant to such Section to initiate a Proceeding if the first Party does not initiate a Proceeding, such other Party will have such right if the first Party does not initiate a Proceeding within 25 days after such first Party’s receipt of written notice of such Competitive Infringement.

7.6.	Other Infringement.

7.6.1.
Jointly-Owned Program Patents. With respect to the infringement of a Jointly-Owned Program Patent which is not a Competitive Infringement, the Parties will cooperate in good faith to bring suit together against such infringing party or the Parties may decide to permit one Party to solely bring suit. Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 7.6.1 will be shared as follows: (a) the amount of such recovery will first be applied to the Parties’ reasonable out-of-pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); (b) any remaining proceeds constituting direct damages will be [***], and (c) any remaining proceeds constituting punitive or treble damages will be allocated as follows: (i) if the Parties jointly initiate a Proceeding pursuant to this Section 7.6.1, [***]; and (ii) if only one Party initiates the Proceeding pursuant to this Section 7.6.1, such Party will receive [***]% of such proceeds and the other Party will receive [***]% of such proceeds.

7.6.2.
Patents Solely Owned by Ionis. Ionis will retain all rights to pursue an infringement of any Patent Right solely owned by Ionis which is other than a Competitive Infringement and Ionis will retain all recoveries with respect thereto.

7.6.3.
Patents Solely Owned by Biogen. Biogen will retain all rights to pursue an infringement of any Patent Right solely owned by Biogen which is other than a Competitive Infringement and Biogen will retain all recoveries with respect thereto.

7.7.	Patent Listing.

7.7.1.
Biogen’s Obligations. Biogen will promptly, accurately and completely list, with the applicable Regulatory Authorities during the Agreement Term, all applicable Patent Rights that Cover a Product.  Prior to such listings, the Parties will meet, through the Joint Patent Committee, to evaluate and identify all applicable Patent Rights, and Biogen will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by the Joint Patent Committee for any such listing. Notwithstanding the preceding sentence, Biogen will retain final decision-making authority as to the listing of all applicable Patent Rights for the Product that are not Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents, regardless of which Party owns such Patent Rights.

7.7.2.
Ionis’ Obligations. Ionis will promptly, accurately and completely list, with the applicable Regulatory Authorities during the Agreement Term, all applicable Patent Rights that Cover a Discontinued Collaboration Product. Prior to such listings, the Parties will meet, through the Joint Patent Committee, to evaluate and identify all applicable Patent Rights, and Ionis will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by the Joint Patent Committee for any such listing. Notwithstanding the preceding sentence, Ionis will retain final decision-making authority as to the listing of all applicable Patent Rights for such Discontinued Collaboration Products, as applicable, regardless of which Party owns such Patent Rights.

7.8.
Joint Research Agreement under the Leahy-Smith America Invents Act. Notwithstanding anything to the contrary in this ARTICLE 7, neither Party will have the right to make an election under 35 U.S.C. § 102(c) of the Leahy-Smith America Invents Act when exercising its rights under this ARTICLE 7 without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed.  With respect to any such permitted election, each Party will use reasonable efforts to cooperate and coordinate their activities with the other Party with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

7.9.
Obligations to Third Parties. Notwithstanding any of the foregoing, each Party’s rights and obligations with respect to Licensed Technology under this ARTICLE 7 will be subject to the Third Party rights and obligations under any (a) New Third Party License the restrictions and obligations of which Biogen has agreed to under Section 6.13.2, (b) Prior Agreements, and (c) Ionis In-License Agreements; provided, however, that, to the extent that Ionis has a non-transferable right to prosecute, maintain or enforce any Patent Rights licensed to Biogen hereunder and, this Agreement purports to grant any such rights to Biogen, Ionis will act in such regard with respect to such Patent Rights at Biogen’s direction.

7.10.
Additional Right and Exceptions. Notwithstanding any provision of this ARTICLE 7, Ionis retains the sole right to Prosecute and Maintain Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents during the Agreement Term and to control any enforcement of Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents, and will take the lead on such enforcement solely to the extent that the scope or validity of any Patent Rights Controlled by Ionis and Covering the Ionis Core Technology Patents or Ionis Manufacturing and Analytical Patents is at risk.

7.11.
Patent Term Extension. The Parties will cooperate with each other in gaining patent term extension wherever applicable to the Product. After the License Effective Date for the Collaboration Program of which such Product is the subject, Biogen will have the sole right to determine which relevant patents will be extended.

ARTICLE 8.
REPRESENTATIONS AND WARRANTIES

8.1.	Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Second Amendment Date, that:

8.1.1.
such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

8.1.2.	such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

8.1.3.	this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof;

8.1.4.
the execution, delivery and performance of this Agreement by such Party will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

8.1.5.
no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements; and

8.1.6.
it has not employed (and, to the best of its knowledge, has not used a contractor or consultant that has employed) and in the future will not employ (or, to the best of its knowledge, use any contractor or consultant that employs, provided that such Party may reasonably rely on a representation made by such contractor or consultant) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in the conduct of the Pre-Clinical Studies or Clinical Studies of the Product and its activities under each Collaboration Program.

8.2.	Representations and Warranties of Ionis. Ionis hereby represents and warrants to Biogen, as of the Effective Date, that:

8.2.1.
To the best of its knowledge and belief, there are no additional licenses (beyond those that would be granted to Biogen under Section 4.1.1(a) upon the exercise of the Option for a Collaboration Product arising under the Collaboration Programs) under any intellectual property owned or Controlled by Ionis or its Affiliates as of the Effective Date that would be required in order for Biogen to further Develop and Commercialize a Collaboration Product.

8.2.2.
The Licensed Technology existing as of the Effective Date constitutes all of the Patent Rights and Know-How Controlled by Ionis as of the Effective Date that are necessary to Develop, Manufacture or Commercialize Compounds contemplated under the Collaboration Programs in the Field. Ionis has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Technology in a manner that conflicts with any rights granted to Biogen hereunder with respect to Collaboration Products.

8.2.3.
Neither Ionis nor its Affiliates owns or Controls any Patent Rights or Know-How covering formulation or delivery technology as of the Effective Date that would be useful or necessary in order for Biogen to further Develop or Commercialize Compounds contemplated under the Collaboration Programs.

8.2.4.
Schedule 8.2.4(a) and Schedule 8.2.4(b) set forth true, correct and complete lists of all Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents that apply to the Compounds contemplated under the Collaboration Programs as of the Effective Date (the “Ionis Platform Technology”), respectively, and indicates whether each such Patent Right is owned by Ionis or licensed by Ionis from a Third Party and if so, identifies the licensor or sublicensor from which the Patent Right is licensed.  Ionis Controls such Patent Rights existing as of the Effective Date and is entitled to grant all rights and licenses (or sublicenses, as the case may be) under such Patent Rights it purports to grant to Biogen under this Agreement.

8.2.5.
There are no claims, judgments or settlements against or owed by Ionis or its Affiliates or pending against Ionis or, to the best of Ionis’ knowledge, threatened against Ionis, in each case relating to the Ionis Platform Technology, Ionis Manufacturing and Analytical Know-How, Ionis Know-How, Collaboration Targets or High Interest Targets that could impact activities under this Agreement. To the best of Ionis’ knowledge, there are no claims, judgments or settlements against or owed by any Third Party that is party to a Prior Agreement, or pending or threatened claims or litigation against any Third Party that is party to a Prior Agreement, in each case relating to the Ionis Platform Technology, Ionis Manufacturing and Analytical Know-How, Ionis Know-How or High Interest Targets that would impact activities under this Agreement.

8.2.6.
At the Effective Date (a) there is no fact or circumstance known by Ionis that would cause Ionis to reasonably conclude that any Ionis Core Technology Patent or Ionis Manufacturing and Analytical Patent is invalid or un-enforceable, (b) there is no fact or circumstance known by Ionis that would cause Ionis to reasonably conclude the inventorship of each Ionis Core Technology Patent or Ionis Manufacturing and Analytical Patent is not properly identified on each patent, and (c) all official fees, maintenance fees and annuities for the Ionis Core Technology Patent or Ionis Manufacturing and Analytical Patent have been paid and all administrative procedures with governmental agencies have been completed.

8.2.7.
Ionis has set forth on Schedule 6.13.1 or in a separate written agreement with Biogen true, correct and complete lists of the agreements with Third Party licensors or sellers pursuant to which Ionis has licensed or acquired the Licensed Technology Controlled by Ionis as of the Effective Date licensed to Biogen under Section 4.1.1(a) that is necessary or useful to conduct the research, Development, Manufacture or Commercialization of any High Interest Target listed on the High Interest Target List as of the Effective Date.  All Ionis In-License Agreements are in full force and effect and have not been modified or amended. Neither Ionis nor, to the best knowledge of Ionis, the Third Party licensor in an Ionis In-License Agreement is in default with respect to a material obligation under such Ionis In-License Agreement, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any Ionis In-License Agreement.

8.2.8.
Schedule 8.2.8 is a complete and accurate list of all agreements that create Third Party Obligations with respect to the Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents that affect the rights granted by Ionis to Biogen under this Agreement with respect to Collaboration Programs.

8.3.	Ionis Covenants. Ionis hereby covenants to Biogen that, except as expressly permitted under this Agreement:

8.3.1.
Ionis will promptly amend Schedule 8.2.4(a), Schedule 8.2.4(b) and Schedule 8.2.4(c) and submit such amended Schedules to Biogen if Ionis becomes aware that any Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents or Ionis Product-Specific Patents are not properly identified on such Schedule.

8.3.2.
during the Agreement Term, Ionis will maintain and not breach any Ionis In-License Agreements and any agreements with Third Parties entered into after the Effective Date (“New Third Party Licenses”) that provide a grant of rights from such Third Party to Ionis that are Controlled by Ionis and are licensed or may become subject to a license from Ionis to Biogen for a Development Candidate under this Agreement;

8.3.3.
Ionis will promptly notify Biogen of any material breach by Ionis or a Third Party of any New Third Party License, and in the event of a breach by Ionis, will permit Biogen to cure such breach on Ionis’ behalf upon Biogen’s request;

8.3.4.
Ionis will not amend, modify or terminate any Ionis In-License Agreement or New Third Party License in a manner that would adversely affect Biogen’s rights hereunder without first obtaining Biogen’s written consent, which consent may be withheld in Biogen’s sole discretion;

8.3.5.
Ionis will not enter into any new agreement or other obligation with any Third Party, or amend an existing agreement with a Third Party, in each case that restricts, limits or encumbers the rights granted to Biogen under this Agreement;

8.3.6.	Ionis will cause its Affiliates, to comply with the terms of Section 2.1 and will not permit any Affiliates to conduct any activities that Ionis is prohibited from conducting under Section 2.1;

8.3.7.
all employees and contractors of Ionis performing Development activities hereunder on behalf of Ionis will be obligated to assign all right, title and interest in and to any inventions developed by them, whether or not patentable, to Ionis or such Affiliate, respectively, as the sole owner thereof; and

8.3.8.
If, after the Effective Date, Ionis becomes the owner or otherwise acquires Control of any formulation or delivery technology that would be necessary or useful in order for Biogen to further Develop, Manufacture or Commercialize a Collaboration Product, and Biogen has exercised its Option and the license granted to Biogen under this Agreement is in effect, Ionis will make such technology available to Biogen on commercially reasonable terms.

8.4.
DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BIOGEN AND IONIS UNDERSTAND THAT EACH PRODUCT IS THE SUBJECT OF ONGOING RESEARCH AND DEVELOPMENT AND THAT NEITHER PARTY CAN ASSURE THE SAFETY, USEFULNESS OR COMMERCIAL OR TECHNICAL VIABILITY OF EACH PRODUCT.

ARTICLE 9.
INDEMNIFICATION; INSURANCE

9.1.
Indemnification by Biogen. Biogen will indemnify, defend and hold harmless Ionis and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses including the reasonable fees of attorneys (collectively “Losses”) arising out of or resulting from any and all Third Party suits, claims, actions, proceedings or demands (“Claims”) based upon:

9.1.1.
the gross negligence or willful misconduct of Biogen, its Affiliates or Sublicensees and its or their respective directors, officers, employees and agents, in connection with Biogen’s performance of its obligations or exercise of its rights under this Agreement;

9.1.2.	any breach of any representation or warranty or express covenant made by Biogen under ARTICLE 8 or any other provision under this Agreement;

9.1.3.
the Development or Manufacturing activities that are conducted by or on behalf of Biogen or its Affiliates or Sublicensees (which will exclude any Development or Manufacturing activities that are conducted by or on behalf of Ionis pursuant to this Agreement); or

9.1.4.	the Commercialization of a Product by or on behalf of Biogen or its Affiliates or Sublicensees;

except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to any acts or omissions of Ionis or its Affiliates, licensees, Sublicensees or contractors, and it’s or their respective directors, officers, employees and agents or other circumstance for which Ionis has an indemnity obligation pursuant to Section 9.2.

9.2.
Indemnification by Ionis. Ionis will indemnify, defend and hold harmless Biogen and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all Losses arising out of or resulting from any and all Claims based upon:

9.2.1.
the gross negligence or willful misconduct of Ionis, its Affiliates or Sublicensees or its or their respective directors, officers, employees and agents, in connection with Ionis’ performance of its obligations or exercise of its rights under this Agreement;

9.2.2.	any breach of any representation or warranty or express covenant made by Ionis under ARTICLE 8 or any other provision under this Agreement;

9.2.3.
any Development or Manufacturing activities that are conducted by or on behalf of Ionis or its Affiliates or Sublicensees (which will exclude any Development or Manufacturing activities that are conducted by or on behalf of Biogen pursuant to this Agreement); or

9.2.4.	any development, manufacturing or commercialization activities that are conducted by or on behalf of Ionis or its Affiliates or Sublicensees with respect to a Discontinued Collaboration Product.

except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to any acts or omissions of Biogen or its Affiliates, licensees, Sublicensees or contractors and its or their respective directors, officers, employees and agents or other circumstance for which Biogen has an indemnity obligation pursuant to Section 9.1.

9.3.
Procedure. If a Person entitled to indemnification under Section 9.1 or Section 9.2 (an “Indemnitee”) seeks such indemnification, such Indemnitee will (i) inform the indemnifying Party in writing of a Claim as soon as reasonably practicable after such Indemnitee receives notice of such Claim, (ii) permit the indemnifying Party to assume direction and control of the defense of the Claim (including the sole right to settle such Claim at the sole discretion of the indemnifying Party, provided that (A) such settlement or compromise does not admit any fault or negligence on the part of the Indemnitee, or impose any obligation on, or otherwise materially adversely affect, the Indemnitee or other Party and (B) the indemnifying Party first obtain the written consent of the Indemnitee with respect to such settlement, which consent will not be unreasonably withheld), (iii) cooperate as reasonably requested (at the expense of the indemnifying Party) in the defense of the Claim, and (iv) undertake reasonable steps to mitigate any Losses with respect to the Claim. The provisions of Section 7.4 will govern the procedures for responding to a Claim of infringement described therein. Notwithstanding anything in this Agreement to the contrary, the indemnifying Party will have no liability under Section 9.1 or Section 9.2, as the case may be, for Claims settled or compromised by the Indemnitee without the indemnifying Party’s prior written consent.

9.4.	Insurance.

9.4.1.
Ionis’ Insurance Obligations. Ionis will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, provided, that, at a minimum, Ionis will maintain, in force from [***] days prior to enrollment of the first patient in a Clinical Study, a [***] insurance policy providing coverage of at least $[***] per claim and $[***] Annual aggregate. Ionis will furnish to Biogen evidence of such insurance upon request.

9.4.2.
Biogen’s Insurance Obligations. Biogen will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, provided, that, at a minimum, Biogen will maintain, in force from [***] days prior to enrollment of the first patient in a Clinical Study, a [***] insurance policy providing coverage of at least $[***] per claim and $[***] Annual aggregate and, provided further that such coverage is increased to at least $[***] at least [***] days before Biogen initiates the First Commercial Sale of a Product hereunder. Biogen will furnish to Ionis evidence of such insurance upon request. Notwithstanding the foregoing, Biogen may self-insure to the extent that it self-insures for its other products, but at a minimum will self-insure at levels that are consistent with levels customarily maintained against similar risks by similar companies in Biogen’s industry.

9.5.
LIMITATION OF CONSEQUENTIAL DAMAGES. EXCEPT FOR (a) CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 9, (b) CLAIMS ARISING OUT OF A PARTY’S WILLFUL MISCONDUCT OF THIS AGREEMENT, (c) A PARTY’S BREACH OF ARTICLE 2, OR A BREACH OF SECTION 10.4.4(a) BY BIOGEN OR ITS AFFILIATES OR (d) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 10.
TERM; TERMINATION

10.1.
Agreement Term; Expiration. This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this ARTICLE 10, will continue in full force and effect until this Agreement expires as follows:

10.1.1.
on a country-by-country basis, on the date of expiration of all payment obligations by the Commercializing Party under this Agreement with respect to all Products (or Discontinued Collaboration Product(s)) in such country;

10.1.2.	in its entirety upon the expiration of all payment obligations under this Agreement with respect to all Products (or Discontinued Collaboration Products) in all countries pursuant to Section 10.1.1;

10.1.3.	where there are no Collaboration Targets and no Biogen Alternate Modality Targets designated by the expiration of the Research Term as described in Section 1.9;

10.1.4.
where there are no Biogen Alternate Modality Targets designated by the expiration of the Research Term as described in Section 1.9, and no Development Candidates designated by the expiration of the ASO Development Candidate Identification Term as described in Section 1.10.1(d); and

10.1.5.
where there are no Biogen Alternate Modality Targets designated by the expiration of the Research Term as described in Section 1.9, and every Option has expired as a result of Biogen not providing Ionis a written notice stating Biogen is exercising such Options and paying Ionis the applicable license fees under Section 6.6 by the Option Deadline, or as a result of Section 1.10.2(g) or Section 10.4.3.

The period from the Effective Date until the date of expiration of this Agreement pursuant to this Section 10.1 is the “Agreement Term.”

10.2.	Termination of the Agreement.

10.2.1.
Biogen’s Termination for Convenience. At any time following payment by Biogen of the upfront fee under Section 6.1, subject to Section 10.4.1 below, Biogen will be entitled to terminate this Agreement as a whole, or terminate this Agreement in part with respect to a particular Collaboration Program or Biogen Alternate Modality Target, for convenience by providing 90 days written notice to Ionis of such termination.

10.2.2.
Termination for Failure to Divest Competitive Product. If, after the acquisition by a Party of a Third Party that is developing or commercializing an Acquired Competitive Product or an Acquired Competitive Program, such Party does not, by the end of the Collaboration Divestiture Period, divest itself of a Competitive Collaboration Product or Competitive Collaboration Program, as applicable, or terminate the development and commercialization of such Acquired Competitive Product or activities under such Acquired Competitive Program or assign this Agreement to a Third Party that is not itself developing or commercializing a Competitive Collaboration Product or engaged in a Competitive Collaboration Program, as set forth in Section 12.5.3, then the non-acquiring Party may terminate this Agreement solely with respect to the Collaboration Program(s) affected thereby immediately upon providing written notice to the acquiring Party.

10.2.3.	Termination Due to Failure to Obtain HSR Clearance.

(a)
If the Parties make an HSR Filing with respect to a proposed Program under Section 1.7, Section 3.1.3 or Section 3.2.5 of this Agreement and the HSR Clearance Date has not occurred on or prior to 90 days after the effective date of the latest HSR Filing made by the Parties, this Agreement will terminate solely with respect to the applicable proposed Program (i) at the election of either Party immediately upon notice to the other Party, if the FTC or the DOJ has instituted (or threatened to institute) any action, suit or proceeding including seeking, threatening to seek or obtaining a preliminary injunction under the HSR Act against Biogen and Ionis to enjoin or otherwise prohibit the transactions contemplated by this Agreement related to such proposed Program, or (ii) at the election of either Party, immediately upon notice to the other Party, if the Parties have not resolved any and all objections of the FTC and DOJ as contemplated by Section 3.1.4(b). Notwithstanding the foregoing, this Section 10.2.3 will not apply if an HSR Filing is not required to fully perform this Agreement with respect to a proposed Program, as applicable.

(b)	If this Agreement is terminated with respect to a Collaboration Program in accordance with Section 10.2.3(a), then, until [***] as follows:

(i)	If Ionis [***]; and

(ii)	If Ionis, its Affiliates or the licensee [***].

Nothing in this Section 10.2.3(b) obligates Ionis to (y) [***] or (z) [***].

10.2.4.	Termination for Material Breach.

(a)
Biogen’s Right to Terminate. If Biogen believes that Ionis is in material breach of this Agreement (other than with respect to a failure to use Commercially Reasonable Efforts under ARTICLE 1, which is governed by Section 10.2.5 below), then Biogen may deliver notice of such material breach to Ionis. If the breach is curable, Ionis will have [***] days to cure such breach. If Ionis fails to cure such breach within the [***] day period, or if the breach is not subject to cure, Biogen may terminate this Agreement with respect to the Neurology Target or Collaboration Program affected by such breach by providing written notice to Ionis. Without limiting the foregoing, breach by a Party of ARTICLE 2 of this Agreement constitutes a material breach of this Agreement with respect to the Neurology Target or Collaboration Program affected by such breach.

(b)
Ionis’ Right to Terminate. If Ionis believes that Biogen is in material breach of (i) a payment obligation under ARTICLE 6  or (ii) one or more material provisions of this Agreement where such material breaches have occurred multiple times over the course of at least a [***]-month period (where such material breach is not a single continuous event) demonstrating a pattern of failing to timely comply with Biogen’s obligations under this Agreement (other than with respect to a failure to use Commercially Reasonable Efforts under Section 5.1, which is governed by Section 10.2.5 below), then Ionis may deliver notice of such material breach to Biogen. If the breach is curable, Biogen will have [***] days to cure such breach (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] days following such notice). If Biogen fails to cure such breach within the [***] day or [***] day period, as applicable, or if the breach is not subject to cure, Ionis in its sole discretion may terminate this Agreement with respect to the Neurology Target or Collaboration Program affected by such breach by providing written notice thereof to Biogen.

10.2.5.	Remedies for Failure to Use Commercially Reasonable Efforts.

(a)
If Ionis, in Biogen’s reasonable determination, fails to use Commercially Reasonable Efforts in the activities contemplated in ARTICLE 1 prior to the date Biogen is granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to a particular High Interest Target or Collaboration Program, Biogen will notify Ionis and, within [***] days thereafter, Ionis and Biogen will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to Ionis’ use of Commercially Reasonable Efforts in ARTICLE 1. Following such a meeting, if Ionis fails to use Commercially Reasonable Efforts as contemplated by ARTICLE 1 with respect to such High Interest Target or Collaboration Program, then subject to Section 10.2.6 below, Biogen will have the right, at its sole discretion, to (i) terminate this Agreement as it relates to the applicable High Interest Target or Collaboration Program or, (ii) if the breach involves a Collaboration Program prior to the applicable License Effective Date, Biogen may elect to trigger the alternative remedy provisions of Section 10.3 below as it relates to the applicable Collaboration Program in lieu of terminating this Agreement for such Collaboration Program by providing written notice to Ionis. This Section 10.2.5(a) sets forth Biogen’s sole and exclusive remedies if Ionis fails to use Commercially Reasonable Efforts in the activities contemplated in ARTICLE 1 prior to the date Biogen is granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable).

(b)
If Biogen, in Ionis’ reasonable determination, fails to use Commercially Reasonable Efforts under Section 5.1 with respect to a Collaboration Program, Ionis will notify Biogen and, within [***] days thereafter, Ionis and Biogen will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to Biogen’s use of Commercially Reasonable Efforts in Section 5.1. Following such a meeting, if Biogen fails to use Commercially Reasonable Efforts with respect to the applicable Collaboration Program as contemplated by Section 5.1, then subject to Section 10.2.6 below, Ionis will have the right, at its sole discretion, to terminate this Agreement as it relates to such Collaboration Program.

10.2.6.
Disputes Regarding Material Breach. Notwithstanding the foregoing, if the Breaching Party in Section 10.2.4 or Section 10.2.5 disputes in good faith the existence, materiality, or failure to cure of any such breach which is not a payment breach, and provides notice to the Non-Breaching Party of such dispute within such [***] day period, the Non-Breaching Party will not have the right to terminate this Agreement in accordance with Section 10.2.4 or Section 10.2.5, or the alternative remedy provisions of Section 10.2.5, as applicable, unless and until it has been determined in accordance with Section 12.1 that this Agreement was materially breached by the Breaching Party and the Breaching Party fails to cure such breach within [***] days following such determination. It is understood and acknowledged that during the pendency of such dispute, all the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder, including satisfying any payment obligations.

10.2.7.	Termination for Insolvency.

(a)
Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; or if the other Party proposes a written agreement of composition or extension of substantially all of its debts; or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within 90 days after the filing thereof; or if the other Party will propose or be a party to any dissolution or liquidation; or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors.

(b)
All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.  Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects in writing to continue, and continues, to perform all of its obligations under this Agreement.

10.2.8.
Termination for Patent Challenge. Ionis may terminate this Agreement if Biogen (i) commences or otherwise voluntarily determines to participate in any action or proceeding, challenging or denying the enforceability or validity of any claim within an issued patent or patent application within such Licensed Patents, or (ii) directs, supports or actively assists any other Person in bringing or prosecuting any action or proceeding challenging or denying the validity of any claim within an issued patent or patent application within such Licensed Patents and, in each case ((i) or (ii)), within [***] days’ written notice from Ionis, Biogen fails to rescind any and all of such actions, provided however that, nothing in this clause prevents Biogen from taking any of the actions referred to in this clause and provided further that Ionis will not have the right to terminate if Biogen:

(a)
takes any such action as described in clause (i) or (ii) above as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law request or order, including asserting invalidity as a defense in any court proceeding brought by Ionis asserting infringement of a Licensed Patent; or

(b)	Acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against a Licensed Patent; or

(c)	licenses a product for which Ionis has an existing challenge, whether in a court or administrative proceeding, against a Licensed Patent.

10.3.
Alternative Remedies to Termination Available to Biogen Prior to License Effective Date. If, prior to the License Effective Date with respect to a particular Collaboration Program Biogen elects to (i) exercise the alternative remedy provisions of this Section 10.3 in lieu of terminating this Agreement for such Collaboration Program by providing written notice of such election to Ionis in accordance with Section 10.2.5(a), or (ii) exercise the Option in accordance with [***], then, in each case, solely with respect to the Collaboration Program giving rise to Biogen’s exercise of these alternative remedy provisions, this Agreement will continue in full force and effect with the following modifications:

(a)
Ionis will have no further rights or obligations to Develop the Collaboration Product under the applicable Collaboration Program or participate in the Neurology JRC, the applicable Neurology JDC, JPC or any other subcommittees or working groups established pursuant to this Agreement. Biogen will solely make all decisions that this Agreement would otherwise require or permit the Neurology JRC, the applicable Neurology JDC, JPC or any other subcommittees or working groups, or the Parties collectively, to make; provided, however, that Biogen will not have the right to create any obligations or incur any liabilities for or on behalf of Ionis;

(b)
effective as of the date of Biogen’s notice to Ionis electing the alternative remedy provisions of this Section 10.3, Biogen will be deemed for all purposes of this Agreement to have exercised the applicable Option;

(c)	Biogen will have and Ionis grants, the exclusive license granted to Biogen under Section 4.1.1(a) for the applicable Collaboration Program;

(d)
Biogen may exclude Ionis from all discussions with Regulatory Authorities regarding the applicable Collaboration Products, except to the extent Ionis’ participation is required by a Regulatory Authority or is otherwise reasonably necessary to comply with Applicable Law;

(e)
Biogen’s obligation to make further disclosures of Know-How or other information to Ionis regarding the applicable Collaboration Products pursuant to this Agreement (including pursuant to Section 4.8 and Section 5.2.7) will terminate, other than reports required by Section 6.14.1, Section 10.4.4 (if applicable), and as reasonably required to permit Ionis to perform its obligations under this Agreement; provided such remedy will not limit or diminish the scope of any licenses granted by Biogen to Ionis under this Agreement;

(f)
Ionis will perform its obligations under Section 4.8 with respect to the applicable Collaboration Product within [***] days of Biogen electing to exercise its alternative remedies under this Section 10.3 or exercising the Option in accordance with [***], and will provide to Biogen and its Third Party contractors all Know-How, assistance, assignments and other support reasonably requested to assist Biogen in assuming complete responsibility for the Development and Manufacture of the applicable Collaboration Products in an efficient and orderly manner; and

(g)	If such Collaboration Program is not an ALS Collaboration Program the financial provisions of ARTICLE 6 as they apply to such Collaboration Program will be modified as follows:

(i)	[***]Payments. Biogen will [***]; and

(ii)
License Fee. The license fee set forth in Section 6.6 for the applicable Collaboration Product will be [***]. Such [***] will be due within 90 days after [***] and Biogen’s [***].

The milestone provisions of Section 6.7 and the royalty provisions of Section 6.10 will [***].

10.4.	Consequences of Expiration or Termination of the Agreement.

10.4.1.
In General. If this Agreement expires or is terminated by a Party in accordance with this ARTICLE 10 at any time and for any reason, the following terms will apply to any Biogen Alternate Modality Product or Collaboration Product (as applicable) that is the subject of such expiration or termination:

(a)
Return of Information and Materials. The Parties will return (or destroy, as directed by the other Party) all data, files, records and other materials containing or comprising the other Party’s Confidential Information, except to the extent such Confidential Information is necessary or useful to conduct activities for a surviving Product. Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes.

(b)
Accrued Rights. Termination or expiration of this Agreement for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. For purposes of clarification, milestone payments under ARTICLE 6 accrue as of the date the applicable Milestone Event is achieved even if the payment is not due at that time.

(c)
Survival. The following provisions of this Agreement will survive the expiration or termination of this Agreement: Section 1.9 (End of Research Term), Section 1.10.1(d) (End of ASO Development Candidate Identification Term), Section 2.1.1(f) (Failure to Defer or Designate a High Interest Target a Collaboration Target or Biogen Alternate Modality Target), Section 3.1.3 (Option and Option Deadline) (but only with respect to Biogen’s transfer obligations thereunder), Section 4.1.3 (Effect of Termination on Sublicenses), Section 4.2.2 (Grant Back to Ionis), Section 4.3.3 (Enabling License to Biogen), Section 4.3.4 (Enabling License to Ionis), Section 4.4 (Licenses to Ionis for Biogen Results), Section 4.5 (Right to Obtain Direct License from Biogen to Ionis Partner; Sublicensees of Ionis), Section 4.8.2 (Technology Transfer after License Effective Date) (but only to the extent necessary to satisfy the requirements of Section 10.4.4), Section 6.12 (Reverse Royalty Payments to Biogen for a Discontinued Collaboration Product), Section 6.14.3 (Records Retention), Section 6.15 (Audits), Section 7.1.1 (Ionis Technology and Biogen Technology), Section 7.1.2 (Agreement Technology), Section 8.4 (Disclaimer), ARTICLE 9 (Indemnification; Insurance), Section 10.2.3(b), Section 10.2.7 (Termination for Insolvency), Section 10.4 (Consequences of Expiration or Termination of the Agreement) (except Section 10.4.5 (Remedies Available to Biogen for Ionis’ Material Breach After License Effective Date)), ARTICLE 11 (Confidentiality), ARTICLE 12 (Miscellaneous) and Appendix 1 (Definitions) (to the extent definitions are embodied in the foregoing listed Articles and Sections).

10.4.2.
Natural Expiration. If this Agreement expires in accordance with Section 10.1.1 or Section 10.1.2, the following terms will apply to any Biogen Alternate Modality Product or Collaboration Product (as applicable) that is the subject of such expiration:

(a)
Perpetual, Royalty-Free Non-Exclusive License. If Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) for a particular Product, then upon expiration of the Biogen Alternate Modality Royalty Period or Reduced Royalty Period, as the case may be, in all countries in which the applicable Products are being or have been sold, Ionis will and hereby does grant to Biogen a perpetual, non-exclusive, worldwide, royalty-free, fully paid-up, sublicensable license under the Ionis Know-How to Manufacture, Develop and Commercialize the applicable Product.

10.4.3.
Termination Prior to License Effective Date. If this Agreement expires or is terminated by a Party in accordance with this ARTICLE 10 before the License Effective Date for a particular Program, then, in addition to the terms set forth in Section 10.4.1, the following terms will apply to each Product, Neurology Target, High Interest Target or Collaboration Program that is the subject of such expiration or termination:

(a)
Biogen’s right to designate High Interest Targets as Collaboration Targets or Biogen Alternate Modality Targets under this Agreement will expire and Ionis will be free to Develop and Commercialize the applicable Product (and any other applicable Compounds) on its own or with a Third Party.

(b)
Biogen’s Option under Section 3.1 will expire and Ionis will be free to Develop and Commercialize the applicable Collaboration Product (and any other applicable Compounds) on its own or with a Third Party.

(c)	Neither Party will have any further obligations under Section 2.1 of this Agreement with respect to the terminated Neurology Targets and Collaboration Program(s).

(d)
To the extent requested by Ionis, Biogen will promptly (i) assign to Ionis any manufacturing agreements with a CMO identified by Ionis to which Biogen is a party, solely to the extent such manufacturing agreements relate to the terminated Collaboration Program and (ii) transfer to Ionis all data, results and information (including Biogen’s Confidential Information and any regulatory documentation (including drafts)) related to the testing and Clinical Studies under the terminated Collaboration Program(s) in the possession of Biogen and its contractors to the extent such data, results and information were generated by or on behalf of Biogen under this Agreement; and Ionis will pay all out-of-pocket direct Third Party costs and expenses in transferring such data, results and information together with Biogen’s FTE Cost in transferring such data, results and information.

(e)
If Biogen terminates this Agreement for convenience with respect to a Collaboration Program after the 30th day following Biogen’s receipt of the Development Candidate Data Package for such Collaboration Program, but prior to the License Effective Date for such Collaboration Program, then Biogen will [***].

(f)
Except as explicitly set forth in Section 10.4.1(a), Section 10.4.1(b) or Section 10.4.1(c), Biogen will have no further rights and Ionis will have no further obligations with respect to each terminated Collaboration Program.

(g)
If Biogen terminates this Agreement for convenience with respect to a Collaboration Program that is not an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, then solely with respect to such Collaboration Program:

(i)
Biogen will, and does hereby, grant to Ionis a sublicensable, worldwide, exclusive license or sublicense, as the case may be, to all Biogen Technology Controlled by Biogen as of the date of such reversion that Covers the applicable Discontinued Collaboration Product(s) solely as necessary to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize the applicable Discontinued Collaboration Product(s) in the Field (such license will be sublicensable by Ionis in accordance with Section 4.1.2, mutatis mutandis); and

(ii)
Within [***] days following the date of the termination, Biogen will assign, and hereby does assign, to Ionis all of Biogen’s right, title and interest in and to all Regulatory Materials, including any IND and orphan drug designation that relate to the applicable Discontinued Collaboration Product(s), provided that, (A) notwithstanding the foregoing, and subject to the provisions of Section 2.1, the Parties acknowledge that Biogen shall be permitted to use excerpts or portions of any such assigned Regulatory Materials in any other regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority in any country or jurisdiction related to products under the Ionis/Biogen Additional Agreements or products that do not include an Oligonucleotide (other than any Gene-Editing Product or messenger RNA) as an active pharmaceutical ingredient, provided, further that, for such products that do not include such an Oligonucleotide as an active pharmaceutical ingredient, such excerpts or portions shall not include any Confidential Information of Ionis, and (B) for clarity, such assignment of Biogen’s right, title and interest in and to such Regulatory Materials shall not include the assignment of any Know-How (including any data) contained therein.  If Biogen intends to use any excerpt or portion of any such assigned Regulatory Materials in accordance with clause (A) of the preceding sentence, Biogen shall, at least [***] days in advance of the anticipated submission of such excerpt or portion to a Regulatory Authority, notify Ionis of such intent and provide to Ionis a copy of such proposed excerpt or portion for review and comment.  The Parties shall discuss in good faith any comments of Ionis with respect to such proposed excerpt or portion prior to submission thereof.

(h)
If Biogen terminates this Agreement for convenience with respect to an ALS Collaboration Program or a Biogen Conducted Non-ALS Collaboration Program, then solely with respect to such Collaboration Program:

(i)
Biogen will, and does hereby, grant to Ionis a sublicensable, worldwide, exclusive license or sublicense, as the case may be, to all Biogen Technology Controlled by Biogen as of the date of such reversion that Covers the applicable Discontinued Collaboration Product(s) solely as necessary to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize the applicable Discontinued Collaboration Product(s) in the Field (such license will be sublicensable by Ionis in accordance with Section 4.1.2, mutatis mutandis);

(ii)
Within [***] days following the date of the termination, Biogen will transfer to Ionis for use with respect to the Development and Commercialization of the applicable Discontinued Collaboration Product(s), any Know-How, data, results and copies of Regulatory Materials in the possession of Biogen as of the date of such reversion to the extent related to such Discontinued Collaboration Product(s), and any other information or material specified in Section 4.8, provided that, for the avoidance of doubt, as between the Parties, title to any intellectual property that is Biogen Technology within any of the foregoing will remain with Biogen subject to the license granted to Ionis under Section 10.4.3(h)(i);

(iii)
Within [***] days following the date of the termination, Biogen will assign, and hereby does assign, to Ionis all of Biogen’s right, title and interest in and to all Regulatory Materials, including any IND and orphan drug designation that relate to the applicable Discontinued Collaboration Product(s), provided that, (x) notwithstanding the foregoing, and subject to the provisions of Section 2.1, the Parties acknowledge that Biogen shall be permitted to use excerpts or portions of any such assigned Regulatory Materials in any other regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority in any country or jurisdiction related to products under the Ionis/Biogen Additional Agreements or products that do not include an Oligonucleotide (other than any Gene-Editing Product or messenger RNA) as an active pharmaceutical ingredient, provided, further that, for such products that do not include such an Oligonucleotide as an active pharmaceutical ingredient, such excerpts or portions shall not include any Confidential Information of Ionis, and (y) for clarity, such assignment of Biogen’s right, title and interest in and to such Regulatory Materials shall not include the assignment of any Know-How (including any data) contained therein.  If Biogen intends to use any excerpt or portion of any such assigned Regulatory Materials in accordance with clause (x) of the preceding sentence, Biogen shall, at least [***] days in advance of the anticipated submission of such excerpt or portion to a Regulatory Authority, notify Ionis of such intent and provide to Ionis a copy of such proposed excerpt or portion for review and comment.  The Parties shall discuss in good faith any comments of Ionis with respect to such proposed excerpt or portion prior to submission thereof; and

(iv)
To the extent requested by Ionis, Biogen will promptly assign to Ionis any manufacturing agreements solely to the extent related to the applicable Discontinued Collaboration Products and identified by Ionis to which Biogen is a party.

10.4.4.
Termination After License Effective Date. If this Agreement is terminated by a Party in accordance with this ARTICLE 10 after the License Effective Date for a particular Product, then, in addition to the terms set forth in Section 10.4.1, the following terms will apply to any Product or Collaboration Program that is the subject of such termination:

(a)
The applicable licenses granted by Ionis to Biogen under this Agreement will terminate. Biogen, its Affiliates and Sublicensees will cease selling the applicable Products, unless Ionis elects to have Biogen continue to sell the applicable Products as part of the Transition Services to the extent provided in Section 10.4.6.

(b)	Neither Party will have any further obligations under Section 2.1 of this Agreement with respect to the terminated Product, Neurology Target and Collaboration Program(s).

(c)
Except as explicitly set forth in Section 10.4.1(a), Biogen will have no further rights and Ionis will have no further obligations with respect to the terminated Product, Neurology Target and Collaboration Program(s).

(d)
If (i) Biogen terminates the Agreement under Section 10.2.1 (Biogen’s Termination for Convenience) or (ii) Ionis terminates this Agreement under Section 10.2.4(b) (Ionis’ Right to Terminate) or Section 10.2.5 (Remedies for Failure to Use Commercially Reasonable Efforts), then the following additional terms will also apply solely with respect to the terminated Products and/or Collaboration Program(s):

(i)
Biogen will, and does hereby, grant to Ionis a sublicensable, worldwide, exclusive license or sublicense, as the case may be, to all Biogen Technology Controlled by Biogen as of the date of such reversion that Covers the applicable Discontinued Collaboration Product(s) solely as necessary to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize the applicable Discontinued Collaboration Product(s) in the Field (such license will be sublicensable by Ionis in accordance with Section 4.1.2, mutatis mutandis);

(ii)
Within [***] days following the date of the termination, Biogen will assign back to Ionis any Product-Specific Patent Rights and Ionis’ interest in any Program Patents that relate to the applicable Biogen Alternate Modality Product(s) and/or Discontinued Collaboration Product(s) previously assigned by Ionis to Biogen under this Agreement;

(iii)
Within [***] days following the date of the termination, Biogen will transfer to Ionis solely for use with respect to the Development and Commercialization of the applicable Discontinued Collaboration Product(s), any Know-How, data, results and copies of Regulatory Materials in the possession of Biogen as of the date of such reversion to the extent related to such Discontinued Collaboration Product(s), and any other information or material specified in Section 4.8, provided that, for the avoidance of doubt, as between the Parties, title to any intellectual property that is Biogen Technology within any of the foregoing will remain with Biogen subject to the license granted to Ionis under Section 10.4.4(d)(i), except as otherwise provided in Section 10.4.4(d)(iv) below;

(iv)
Within [***] days following the date of the termination, Biogen will assign, and hereby does assign, to Ionis all of Biogen’s right, title and interest in and to all Regulatory Materials, including any NDA, IND and orphan drug designation that relate to the applicable terminated Product(s), provided that, (x) notwithstanding the foregoing, and subject to the provisions of Section 2.1, the Parties acknowledge that Biogen shall be permitted to use excerpts or portions of any such assigned Regulatory Materials in any other regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority in any country or jurisdiction related to  products under the Ionis/Biogen Additional Agreements or products that do not include an Oligonucleotide as an active pharmaceutical ingredient, provided, further that, for such products that do not include an Oligonucleotide as an active pharmaceutical ingredient, such excerpts or portions shall not include any Confidential Information of Ionis, and (y) for clarity, such assignment of Biogen’s right, title and interest in and to such Regulatory Materials shall not include the assignment of any Know-How (including any data) contained therein.  If Biogen intends to use any excerpt or portion of any such assigned Regulatory Materials in accordance with clause (x) of the preceding sentence, Biogen shall, at least [***] days in advance of the anticipated submission of such excerpt or portion to a Regulatory Authority, notify Ionis of such intent and provide to Ionis a copy of such proposed excerpt or portion for review and comment.  The Parties shall discuss in good faith any comments of Ionis with respect to such proposed excerpt or portion prior to submission thereof;

(v)
Biogen will, and does hereby, exclusively license to Ionis any trademarks that are specific to a Discontinued Collaboration Product(s) solely for use with such Discontinued Collaboration Product(s), in accordance with Section 4.1.6, mutatis mutandis; provided, however, in no event will Biogen have any obligation to license to Ionis any trademarks used by Biogen both in connection with the Product and in connection with the sale of any other product or service, including any BIOGEN- or BIOGEN-formative marks;

(vi)
Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of all Jointly-Owned Program Patents arising from the terminated Product and/or Collaboration Program, and Biogen will provide Ionis with (and will instruct its counsel to provide Ionis with) all of the information and records in Biogen’s and its counsel’s possession related to the Prosecution and Maintenance of such Jointly-Owned Program Patents; provided, however, if Ionis intends to abandon any such Jointly-Owned Program Patents without first filing a continuation or substitution, then Ionis will notify Biogen of such intention at least [***] days before such Patent Right will become abandoned, and Biogen will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice; and

(vii)
Ionis will have the obligation to pay royalties to Biogen under Section 6.12 with respect to the applicable Discontinued Collaboration Product(s).  Such payments will be governed by the financial provisions in Section 6.14, and the definition of Net Sales will apply to sales of Discontinued Collaboration Product(s) by Ionis, in each case mutatis mutandis.

(e)
With respect to Discontinued Collaboration Products, if Ionis terminates this Agreement due to Biogen’s material breach or Biogen terminates this Agreement for convenience, upon Ionis’ written request pursuant to a mutually agreed supply agreement, Biogen will sell to Ionis any bulk API, Clinical Supplies and Finished Drug Product in Biogen’s possession at the time of such termination, at a price equal to [***].

(f)
To the extent requested by Ionis, Biogen will promptly assign to Ionis any manufacturing agreements solely to the extent related to the applicable Discontinued Collaboration Products and identified by Ionis to which Biogen is a party.

(g)
If Biogen under Section 10.2.1 or Section 10.2.2 voluntarily terminates its license under Section 4.1.1(b) with respect to a High Interest Target Biogen designated as a Biogen Alternate Modality Target then Section 2.1.1(f) will apply.

10.4.5.	Remedies Available to Biogen for Ionis’ Material Breach After License Effective Date.

(a)
Termination of Committees and Information Sharing. If, after the License Effective Date with respect to a particular Collaboration Program, Ionis materially breaches this Agreement and fails to cure such breach within the time periods set forth under Section 10.2.4(a), and Biogen does not wish to terminate this Agreement in its entirety (an “Ionis Breach Event”), then, in addition to any other remedies Biogen may have under this Agreement or otherwise, Biogen will have the right to do any or all of the following in Biogen’s discretion solely with respect to the Collaboration Programs that are the subject of the Ionis Breach Event:

(i)	Terminate Ionis’ right to participate in the CSC, Neurology JRC, the applicable Neurology JDC, JPC and any other subcommittees or working groups established pursuant to this Agreement;

(ii)	Terminate Ionis’ participation in any ongoing research and development programs under the applicable Collaboration Program and Biogen’s funding obligations associated therewith;

(iii)
Solely make all decisions required or permitted to be made by such committees or the Parties collectively under this Agreement in connection with the Development and Commercialization of the applicable Collaboration Product; provided, however, that Biogen will not have the right to create any obligations or incur any liabilities for or on behalf of Ionis;

(iv)
Exclude Ionis from all discussions with Regulatory Authorities regarding applicable Products, except to the extent Ionis’ participation is required by a Regulatory Authority or is otherwise reasonably necessary to comply with Applicable Law;

(v)
Terminate Biogen’s obligation to make further disclosures of Know-How or other information to Ionis pursuant to this Agreement related to the applicable Collaboration Products, including pursuant to Section 4.8 and Section 5.2.7, other than reports required by Section 6.14.1, Section 10.4.4 (if applicable), and as reasonably required to permit Ionis to perform its obligations under this Agreement; provided such remedy will not limit or diminish the scope of any licenses granted by Biogen to Ionis under this Agreement; and

(vi)
If Ionis has not completed the Development activities that are its responsibility under the applicable ASO Development Candidate Identification Plan and Initial Development Plan, then Biogen may, but will not be obligated to, assume all responsibility for all such Development activities that would have otherwise been Ionis’ responsibility under this Agreement.

Ionis will cooperate with the foregoing and provide to Biogen and its Third Party contractors all Know-How, assistance, assignments and other support reasonably requested to assist Biogen in assuming complete responsibility for the Development and Manufacture of the applicable Products in an efficient and orderly manner.

(b)
Biogen’s Right of Setoff. If there is [***] and Biogen does not wish to [***], then, in addition to any other remedies Biogen may have under this Agreement or otherwise, Biogen may setoff against any amounts owed to Ionis pursuant to ARTICLE 6 (Financial Provisions) solely with respect to the Collaboration Program that is the subject of the Ionis Breach Event [***] (the “Setoff Amount”). If Biogen exercises its setoff right under this Section 10.4.5(b), Biogen will provide Ionis with a written certificate, signed by Biogen’s Chief Financial Officer, certifying that the amount setoff by Biogen represents [***]. Notwithstanding the foregoing, if Ionis notifies Biogen in writing (a “Setoff Dispute Notice”) that it disputes Biogen’s assertion that Ionis is in material breach of this Agreement or the amount setoff by Biogen (a “Setoff Dispute”), then (i) both Parties will participate in the dispute resolution process set forth on Schedule 10.4.5(b), and (ii) pending the Parties' agreement regarding the appropriate setoff (if any) or a determination by the Advisory Panel of the proper amount that Biogen may setoff (if any) in accordance with Schedule 10.4.5(b), Biogen will pay the Setoff Amount into an interest-bearing escrow account established for the purpose at a bank. If the Parties cannot settle their dispute by mutual agreement, then, in accordance with Schedule 10.4.5(b) the Advisory Panel will determine (1) the amount (if any) that Biogen may setoff against future payments solely with respect to the Collaboration Program that is the subject of the Ionis Breach Event to Ionis going forward, and (2) whether any portion of the escrow account should be released to Ionis or returned to Biogen, provided that any decision or determination by the Advisory Panel (a “Panel Decision”) will not be treated as an arbitral award but will be binding on the Parties until and unless a court of competent jurisdiction (the “Trial Court”) has determined in a judgment regarding some or all of the issues decided in the Panel Decision, and in any Action contemplated by the next sentence hereof the Trial Court will determine the facts and the law de novo, and will give a Panel Decision only such persuasive effect, if any, that after review of all of the facts and the law presented to the Trial Court by the Parties, the Trial Court deems appropriate, provided that the escrow agent will comply with a Panel Decision that determines that any portion of the escrow account should be released to Ionis or returned to Biogen. If it is determined in a judgment by the Trial Court that Ionis owes Biogen any damages, then, during the pendency of any appeal of the Trial Court’s decision (or, if the Trial Court’s decision is not appealed, until Biogen recoups such amount), Biogen may setoff against any future payments solely with respect to the Collaboration Programs that are the subject of the Ionis Breach Event to Ionis under this Agreement the amount of any such damages not paid by Ionis.  If it is determined in a Trial Court that Biogen has setoff an amount that exceeds the amount of losses, damages and expenses actually incurred by Biogen as a result of Ionis’ breach of this Agreement, then Biogen will promptly pay Ionis the amount of such excess, plus interest on such amount as provided for in Section 6.17 (Interest on Late Payments), with interest accruing from the time Biogen applied such excess setoff.  If, with respect to a Setoff Dispute, Ionis provides a Setoff Dispute Notice to Biogen and Biogen fails to do any of the following: (X) appoint a member of the Advisory Panel to the extent required in Section 2 of Schedule 10.4.5(b); (Y) meet with the Advisory Panel as required in Section 3 of Schedule 10.4.5(b); or (Z) pay the Setoff Amount into an interest-bearing escrow account established for the purpose at a bank, then Biogen will forfeit its right to set off under this Section 10.4.5(b) and Schedule 10.4.5(b) with respect to any and all Setoff Disputes.

10.4.6.	Transition Services.

(a)
In the case where (i) Biogen terminates the Agreement under Section 10.2.1 (Biogen’s Termination for Convenience) or (ii) Ionis terminates this Agreement under Section 10.2.4(b) (Ionis’ Right to Terminate) or Section 10.2.5 (Remedies for Failure to Use Commercially Reasonable Efforts) with respect to one or more Products, the terms of this Section 10.4.6 shall apply.

(b)
In such event, the Parties wish to provide a mechanism to ensure that patients who were being treated with the applicable Product prior to such termination or who desire access to such Product can continue to have access to such Product until the regulatory and commercial responsibilities for the Product are transitioned from Biogen to Ionis following the termination of the applicable Product. As such, Ionis may request Biogen perform transition services as listed on Schedule 10.4.6 and such other transition services that the Parties mutually agree in writing to (i) provide patients with continued access to the applicable Products, (ii) following the termination of this Agreement with respect to the applicable Product, transition the responsibilities under all Approvals and ongoing Clinical Studies for the applicable Product to Ionis or its designee and (iii) following termination of this Agreement with respect to the applicable Collaboration Target, transition the then-current supply process and responsibilities for the Product to Ionis or its designee (collectively, the “Transition Services”). Subject to the Parties agreeing on a transition plan as described in Section 10.4.6(c), Biogen will perform such Transition Services using reasonable efforts for a period not to exceed [***] months from the termination date; provided that Biogen and Ionis may mutually agree to conduct the Transition Services for a longer period of time. Notwithstanding the provision of the Transition Services under this Section 10.4.6(b), Ionis shall not conduct activities with respect to any Discontinued Products to the extent prohibited by ARTICLE 2 of this Agreement.

(c)
Ionis may elect to have Biogen perform the Transition Services by providing written notice to Biogen no later than the earlier of (i) [***] days following the effective date of the termination and (ii) [***] days following written notice by Biogen to Ionis asking Ionis to confirm if Ionis wishes to have Biogen perform the Transition Services (provided Biogen did not send such a notice earlier than [***] days following the effective date of the termination). If Ionis requests Transition Services, then Ionis shall propose a transition plan setting forth the Transition Services to be performed by Biogen, including delivery and transition dates consistent with those set forth on Schedule 10.4.6, and, for a period of [***] days after such request, the Parties will use good faith efforts to negotiate a mutually agreeable version of such transition plan.  In addition, the Parties will, within [***] days after such request, establish a transition committee consisting of at least each Party’s Alliance Managers, a representative from each Party’s CMC group who was responsible for the Product prior to the termination, and up to two additional representatives from each Party who are from other relevant functional groups to facilitate a smooth transition. While Biogen is providing Transition Services, Biogen and Ionis will mutually agree on talking points and a communication plan to customers, specialty pharmacies, physicians, Regulatory Authorities, patient advocacy groups, and clinical study investigators, and Biogen will make all such communication to such entities in accordance with the mutually agreed talking points.

(d)
Ionis will pay Biogen for the Transition Services at [***] to perform the Transition Services, calculated [***]. In addition, Ionis will reimburse [***] to perform the Transition Services. Ionis will own all revenue derived from the Product after the termination date and Biogen will remit all such revenues to Ionis no later than the [***] day following the end of the month in which such revenue was received.

(e)
Ionis or its designee will be sufficiently prepared to accept the transition of Development, Manufacturing and Commercialization activities with respect to the Products to Ionis or such designee on the timelines set forth on Schedule 10.4.6 for the Transition Services.  Biogen will have no liability under this Agreement with respect to a failure of or delay in the Transition Services to the extent caused by any failure or delay by Ionis or its designee in accepting the transition of Development, Manufacturing and Commercialization activities with respect to the Products.  In the event that Biogen encounters any delays beyond Biogen’s reasonable control, the Parties shall discuss in good faith and agree upon extended timelines for completion of the Transition Services.

ARTICLE 11.
CONFIDENTIALITY

11.1.
Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for five years thereafter, the receiving Party (the “Receiving Party”) and its Affiliates will keep confidential and will not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential or proprietary information or materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise) which is disclosed to it by the other Party (the “Disclosing Party”) or its Affiliates or otherwise received or accessed by a Receiving Party in the course of performing its obligations or exercising its rights under this Agreement, including trade secrets, Know-How, inventions or discoveries, proprietary information, formulae, processes, techniques and information relating to the past, present and future marketing, financial, and research and development activities of any product or potential product or useful technology of the Disclosing Party or its Affiliates and the pricing thereof (collectively, “Confidential Information”).

11.2.
Prior Confidentiality Agreement Superseded. As of the Effective Date, this Agreement supersedes the Confidential Disclosure Agreement executed by Ionis and Biogen on February 28, 2011 (including any and all amendments thereto). All information exchanged between the Parties under such Confidential Disclosure Agreement will be deemed Confidential Information hereunder and will be subject to the terms of this ARTICLE 11.

11.3.
Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party or its Affiliates may use and disclose to Third Parties Confidential Information of the Disclosing Party as follows: (i) solely in connection with the performance of its obligations or exercise of rights granted or reserved in this Agreement under confidentiality provisions no less restrictive than those in this Agreement, provided that Confidential Information may be disclosed by a Receiving Party to a governmental entity or agency without requiring such entity or agency to enter into a confidentiality agreement; (ii) to the extent reasonably necessary to file or prosecute patent, copyright and trademark applications (subject to Section 11.4 below), complying with applicable governmental regulations, obtaining Approvals, conducting Pre-Clinical Studies or Clinical Studies, marketing the Product, or as otherwise required by Applicable Law, regulation, rule or legal process (including the rules of the SEC and any stock exchange); provided, however, that if a Receiving Party or any of its Affiliates is required by law or regulation to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable for necessary disclosures, give reasonable advance notice to the Disclosing Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (iii) in communication with actual or potential lenders, investors, merger partners, acquirers, consultants, or professional advisors on a need-to-know basis, in each case under confidentiality provisions no less restrictive than those of this Agreement; (iv) to the extent such disclosure is required to comply with existing expressly stated contractual obligations owed to such Party’s or its Affiliates’ licensor with respect to any intellectual property licensed to the other Party under this Agreement; or (v) as mutually agreed to in writing by the Parties.

11.4.	Press Release; Publications; Disclosure of Agreement.

11.4.1.
Appointment of a Communications Lead. Prior to the Initiation of each Clinical Study under the Initial Development Plan for any Collaboration Program for which Biogen has not yet been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to a Product, the Neurology JDC for such Collaboration Program shall appoint one of the Parties as the communications lead to take the lead role in drafting, coordinating and facilitating the public disclosure of data and results arising from such Clinical Study (the “Communications Lead”); provided, however, that (a) if a single Party is the IND-holder and sponsor of the Clinical Study, and is responsible for the conduct of the Clinical Study, then that Party shall automatically be deemed to be the Communications Lead and (b) if the applicable Neurology JDC cannot agree upon the designation of a Communications Lead, such matter shall be submitted to the CSC for resolution. The Communications Lead shall be responsible for drafting the initial publication and for coordinating and facilitating the disclosure activities for such Clinical Study as set forth in Sections 11.4.5 and 11.4.6; provided, however, that if, after having worked together in good faith, the Communications Lead and the other Party cannot agree on a matter related to the public disclosure of data and results arising from such a Clinical Study, then, subject to and without limiting Sections 11.4.5 and 11.4.6, (i) prior to the License Effective Date for such Collaboration Program, Ionis will have final decision-making authority regarding such matter, and (ii) after the License Effective Date for such Collaboration Program, Biogen will have final decision-making authority regarding such matter.

11.4.2.
Public Announcements. On or promptly after the Effective Date, the Parties will jointly issue a public announcement of the execution of this Agreement in form and substance mutually agreed by the Parties. Except to the extent required to comply with Applicable Law, regulation, rule or legal process or as otherwise permitted in accordance with this Section 11.4, neither Party nor such Party’s Affiliates will make any public announcements, press releases or other public disclosures concerning this Agreement or the terms or the subject matter hereof without the prior written consent of the other, which will not be unreasonably withheld, conditioned or delayed.

11.4.3.
Use of Name. Except as set forth in Section 11.4.11, neither Party will use the other Party’s name in a press release or other publication without first obtaining the prior consent of the Party to be named.

11.4.4.
Notice of Significant Events. Each party will immediately notify (and provide as much advance notice as possible, but at a minimum two Business Days advance notice to) the other Party of any event materially related to a Product (including in such notice any disclosure of starting/stopping of a Clinical Study, clinical data or results, material regulatory discussions, filings, Approval or Biogen’s sales projections) so the Parties may analyze the need for or desirability of publicly disclosing or reporting such event.

11.4.5.
Prior to License Grant. Prior to the date Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to a Product, such Product is the sole property of Ionis and, subject to any communication plan for such Product mutually agreed to by the Parties in accordance with Section 1.10.2(d) and to the provisions of this Section 11.4.5 and Section 11.4.7, Ionis will have the sole right to issue press releases, publish, present or otherwise disclose the progress and results regarding such Product to the public, which shall be consistent with its practice with its other compounds and products; provided that, with respect to any proposed press release or other similar public communication by Ionis disclosing regulatory discussions, the efficacy or safety data or clinical results related to such Product, (i) Ionis will submit such proposed communication to Biogen for review at least two Business Days in advance of such proposed public disclosure, (ii) Biogen will have the right to review and recommend changes to such communication, and (iii) Ionis will in good faith consider any changes that are timely recommended by Biogen; and provided further that, if Biogen conducted or co-conducted a Clinical Study that is the subject of such public announcement, press release or other public disclosure, then any such public announcement, press release or other public disclosure shall be jointly issued by the Parties (unless Biogen expressly waives in writing its right to jointly issue such public announcement, press release or other public disclosure). If Biogen desires to make any public announcement, issue a press release or make any other public disclosure with respect to a Clinical Study that was conducted or co-conducted by Biogen prior to the date Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to a Product, Biogen shall so notify Ionis and shall provide Ionis with a draft thereof at least two Business Days prior to the proposed publication thereof. Ionis may review and provide comments to Biogen and the Parties shall discuss in good faith any such comments and seek to mutually agree on a final version of such proposed public announcement, press release or other public disclosure. Notwithstanding the foregoing, Ionis shall, pursuant to this Section 11.4.5, retain final decision-making authority over (x) whether such proposed public announcement, press release or other public disclosure shall be issued or made, and (y) the content thereof, and in no event shall Biogen issue any such public announcement, press release or other public disclosure under this Section 11.4.5 except in the final version approved by Ionis.

11.4.6.
After License Grant. After the date Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to a Product, subject to the provisions of this Section 11.4.6 and Section 11.4.7, Biogen will have the sole right to issue press releases, publish, present or otherwise disclose the progress and results regarding such Product to the public, which shall be consistent with its practice with its other compounds and products; provided that with respect to any proposed press release or other similar public communication by Biogen disclosing regulatory discussions, the efficacy or safety data or results related to such Product or Biogen’s sales projections, (a) Biogen will submit such proposed communication to Ionis for review at least two Business Days in advance of such proposed public disclosure, (b) Ionis will have the right to review and recommend changes to such communication and (c) Biogen will in good faith consider any changes that are timely recommended by Ionis; and provided further that, if Ionis conducted or co-conducted a Clinical Study that is the subject of such public announcement, press release or other public disclosure, then any such public announcement, press release or other public disclosure shall be jointly issued by the Parties (unless Ionis expressly waives in writing its right to jointly issue such public announcement, press release or other public disclosure). If Ionis desires to make any public announcement, issue a press release or make any other public disclosure with respect to a Clinical Study that was conducted or co-conducted by Ionis, Ionis shall so notify Biogen and shall provide Biogen with a draft thereof at least two Business Days prior to the proposed publication thereof. Biogen may review and provide comments to Ionis and the Parties shall discuss in good faith any such comments and seek to mutually agree on a final version of such proposed public announcement, press release or other public disclosure. Notwithstanding the foregoing, Biogen shall, pursuant to this Section 11.4.6, retain final decision-making authority over  (i) whether such proposed public announcement, press release or other public disclosure shall be issued or made and (ii) the content thereof, and in no event shall Ionis issue any such public announcement, press release or other public disclosure under this Section 11.4.6 except in the final version approved by Biogen.

11.4.7.
Resolution of Disagreements Regarding Public Announcements. If the Parties cannot mutually agree on the need for or content of any press release, presentation or other public disclosure under Section 11.4.5 or Section 11.4.6 that is intended to be jointly issued, then either Party may promptly refer for resolution to a “C” level executive of each Party (e.g., a Party’s Chief Operating Officer, Chief Executive Officer or Chief Business Officer) or to one of the Party’s CSC members. During the at least two Business Day advance review period described in Section 11.4.5 or Section 11.4.6 (as applicable), such “C” level executives or CSC members will meet in person at a mutually acceptable time and location or by means of telephone or video conference to discuss in good faith and attempt to resolve such dispute.

11.4.8.
Scientific or Clinical Presentations for Collaboration Products. Regarding any proposed scientific publications or public presentations related to summaries of results from any Clinical Studies generated by Ionis or Biogen for a Collaboration Product, the Parties acknowledge that scientific lead time is a key element of the value of the Collaboration Products under this Agreement and further agree to use Commercially Reasonable Efforts to control public scientific disclosures of the results of the Development activities under this Agreement to prevent any potential adverse effect of any premature public disclosure of such results. The Parties will establish a procedure for publication review and each Party will first submit to the other Party through the Joint Patent Committee an early draft of all such publications or presentations, whether they are to be presented orally or in written form, at least [***] days prior to submission for publication including to facilitate the publication of any summaries of Clinical Studies data and results as required on the clinical trial registry of each respective Party. Each Party will review such proposed publication in order to avoid the unauthorized disclosure of a Party’s Confidential Information and to preserve the patentability of inventions arising from the Collaboration Programs. If, during such [***] day period, the other Party informs such Party that its proposed publication contains Confidential Information of the other Party, then such Party will delete such Confidential Information from its proposed publication. In addition, if at any time during such [***] day period, the other Party informs such Party that its proposed publication discloses inventions made by either Party in the course of the Development under this Agreement that have not yet been protected through the filing of a patent application, or the public disclosure of such proposed publication could be expected to have a material adverse effect on any Patent Rights or Know-How solely owned or Controlled by such other Party, then such Party will either (a) delay such proposed publication for up to [***] days from the date the other Party informed such Party of its objection to the proposed publication, to permit the timely preparation and first filing of patent application(s) on the information involved or (b) remove the identified disclosures prior to publication. With respect to each Clinical Study, (i) if such Clinical Study is Initiated prior to the date Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to the applicable Product, Ionis shall determine authorship or attribution with respect to any proposed publications regarding the results of such Clinical Study and (ii) if such Clinical Study is Initiated after the date Biogen has been granted a license under Section 4.1.1(a) or Section 4.1.1(b) (as applicable) with respect to the applicable Product, Biogen shall determine authorship or attribution with respect to any proposed publications regarding the results of such Clinical Study, in each case ((i) and (ii)), by interpreting and applying the authorship and attribution principles of the International Committee of Medical Journal Editors’ Recommendations for the Conduct, Reporting, Editing and Publication of Scholarly Work in Medical Journals, provided that (A) in each case, the Party that has the right to determine attribution or authorship in accordance with this Section 11.4.7 shall consider in good faith any reasonable comments timely made by the other Party with respect thereto, (B) any determination of authorship or attribution under this Section 11.4.7 shall be in compliance with the requirements of the applicable journal of the proposed publication and (C) the Party that does not have the right to determine attribution or authorship in accordance with this Section 11.4.7 for any such proposed publication will have the right to have at least one author listed in such publication if such Party conducted or co-conducted such Clinical Study.

11.4.9.
SEC Filings. Each Party will give the other Party a reasonable opportunity to review all material filings with the SEC describing the terms of this Agreement prior to submission of such filings, and will give due consideration to any reasonable comments by the non-filing Party relating to such filing.

11.4.10.
Subsequent Disclosure. Notwithstanding the foregoing, to the extent information regarding this Agreement or the Product has already been publicly disclosed, either Party (or its Affiliates) may subsequently disclose the same information to the public without the consent of the other Party.

11.4.11.
Acknowledgment. Each Party will acknowledge in any press release, public presentation or publication regarding the Collaboration Programs or a Product, the other Party’s role in discovering and developing the Product or Discontinued Collaboration Product, as applicable, that the Product is under license from Ionis and otherwise acknowledge the contributions from the other Party, and each Party’s stock ticker symbol (e.g., Nasdaq: IONS, BIIB).

(a)
Biogen understands and acknowledges the importance to Ionis of continuing to be associated with the drugs it discovers under the Collaboration Programs. As such, Biogen agrees that it will use reasonable efforts to prominently acknowledge Ionis’ role in the discovery of a Product in any scientific, medical and other Product-related communications to the extent such communications address the research, discovery or commercialization of a Product, by prominently including the words “Discovered by Ionis” or equivalent language (collectively, the “Ionis Attribution Language”) in any such communications; provided, however, that Biogen shall have no obligation to include the Ionis Attribution Language in any of the following: (i) communications or materials where such inclusion would be prohibited by Applicable Laws or applicable Third Party institutional, corporate or other policies; (ii) communications that Biogen does not control, such as publications with non-Biogen lead authors; (iii) materials primarily focused on or directed to patients, or other materials where Biogen branding is not prominently featured; or (iv) abstracts or other communications with a word limitation, if Biogen reasonably determines that such word limitation would preclude the inclusion of the Ionis Attribution Language, provided that, in each case Biogen will use reasonable efforts to have the Ionis Attribution Language included in any such communication, consistent with the efforts that Biogen uses to have statements regarding its own contributions to the Product included in such communication.

(b)	Ionis may include the Products (and identify Biogen as its partner for the Product) in Ionis’ drug pipeline.

ARTICLE 12.
MISCELLANEOUS

12.1.	Dispute Resolution.

12.1.1.
Escalation. In the event of any Dispute (other than a Setoff Dispute, which Setoff Dispute will be resolved pursuant to Section 12.1.3, or dispute regarding the construction, validity or enforcement of either Party’s Patent Rights, which disputes will be resolved pursuant to Section 12.2), either Party may, within [***] days after either Party notifies the other Party that the Dispute has not been resolved (provided, that such notice cannot be given less than [***] days after the Dispute has arisen), make a written request that the Dispute be referred for resolution to the Executive Vice President, Business Development of Biogen and the Chief Operating Officer of Ionis (the “Executives”). Within [***] days of either Party’s written request that the Dispute be referred to the Executives, the Executives will meet in person at a mutually acceptable time and location or by means of telephone or video conference to negotiate a settlement of a Dispute. Each Party may elect to have such Party’s CSC representatives participate in such meeting, if desired, provided that it provides the other Party with reasonable advance notice of such intent so as to enable the other Party to have its CSC representatives also participate in such meeting, if desired. If the Executives fail to resolve the Dispute within such [***] day period, then the Dispute will be referred to mediation under Section 12.1.2.

12.1.2.
Mediation. If a Dispute subject to Section 12.1.1 cannot be resolved pursuant to Section 12.1.1, or if neither Party timely makes the written request that the Dispute be referred to the Executives, the Parties will resolve any such Dispute in accordance with the dispute resolution procedures set forth in Schedule 12.1.2.

12.1.3.	Setoff Disputes. Setoff Disputes will be resolved in accordance with Section 10.4.5(b) and Schedule 10.4.5(b).

12.1.4.
Expert Resolution. In the event that a matter is referred for expert resolution under this Section 12.1.4 pursuant to Section 1.10.2(d) or under Appendix 3, the matter will be resolved by a panel of three (3) industry experts experienced in the issues comprising such dispute.  One expert will be chosen by Ionis, one expert will be chosen by Biogen and the third expert will be chosen by mutual agreement of the experts chosen by Ionis and Biogen.  The place of such expert resolution will be in Chicago, Illinois. Within [***] days after the selection of the third expert (which will occur not later than [***] days after a Party notifies the other Party that it elects to have a dispute resolved pursuant to this Section 12.1.4), the Parties will each simultaneously submit to the expert panel and one another a written statement of their respective positions on the relevant dispute.  Each Party will have [***] days from receipt of the other Party’s submission to submit a written response thereto, which will include any scientific and technical information in support thereof.  The expert panel will conduct at least one hearing at which each Party will have the opportunity to advocate its position before the other Party and the expert panel.  The expert panel will have the right to further meet with both Parties together, as necessary to make a determination.  There will be no ex parte communications between an individual Party and either the expert panel or one or more experts.  All documents submitted will be in the English language.  Further, the expert panel will have the right to request information and materials and to require and facilitate discovery as it will determine is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective determinations.  No later than 90 days after the designation of the third expert or as otherwise agreed by the Parties, the expert panel will make a determination.  The expert panel will provide the Parties with a written statement setting forth the basis of the determination in connection therewith.  The decision of the expert panel will be final, binding and conclusive, absent manifest error.  Each Party will bear its attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.) and the Parties will share equally (50/50) the fees and costs of the expert panel.  Judgment upon any award rendered pursuant to this Section 12.1.4 may be entered by any court having jurisdiction over the Parties’ assets.  Except to the extent necessary to confirm or enforce an award or as may be required by law, neither Party nor any of the experts may disclose the existence, content or results of any proceeding under this Section 12.1.4 without the prior written consent of both Parties.

12.2.	Governing Law; Jurisdiction; Venue; Service of Process.

12.2.1.	This Agreement and any Dispute will be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles.

12.2.2.
Subject to the provisions of Section 12.1, each Party by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware (or, if but only if such court lacks, or will not exercise, subject matter jurisdiction over the entirety of a Dispute, the Court of Chancery of  the State of Delaware, or, if but only if such court lacks, or will not exercise, subject matter jurisdiction over the entirety of a Dispute, the Superior Court of the State of Delaware, with respect to the Dispute) for the purpose of any Dispute arising between the Parties in connection with this Agreement (each, an “Action”) and (b) hereby waives to the extent not prohibited by Applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that venue in the above-named courts  is improper, that its property is exempt or immune from attachment or execution, that any such Action brought in the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such courts and (c) hereby agrees not to commence any such Action other than before the above-named courts.  Notwithstanding the previous sentence, a Party may commence any Action in a court other than the above-named court solely for the purpose of enforcing an order or judgment issued by the above-named court.

12.2.3.
Each Party hereby agrees that service of process: (a) made in any manner permitted by Delaware law, or (b) made by overnight express courier service (signature required), prepaid, at its address specified pursuant to Section 12.8, will constitute good and valid service of process in any such Action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

12.3.
Remedies. Notwithstanding anything to the contrary in this Agreement, each Party will be entitled to seek, in addition to any other right or remedy it may have, at law or in equity, a temporary restraining order or a preliminary injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Agreement, and the Parties agree that in the event of a threatened or actual material breach of this Agreement injunctive relief would be appropriate. Neither Party will be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered Losses with respect to such matter pursuant to other provisions of this Agreement (including recoveries under Section 9.1 or Section 9.2, and the offsets under Section 6.13.3(c)).  Except for the offsets and credits explicitly set forth in Section 1.8.3, Section 6.15, Section 6.13.3(b), Section 6.13.3(d) and Section 10.4.5(b), neither Party will have the right to setoff any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement.

12.4.
Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, which will not be unreasonably withheld, delayed or conditioned, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction; provided, if Biogen transfers or assigns this Agreement to [***] described in this Agreement, then Biogen (or such Affiliate), will [***] due Ionis under ARTICLE 6 for the [***] assignment. In addition, Ionis may assign or transfer its rights to receive payments under this Agreement (but no liabilities), without Biogen’s consent, to an Affiliate or to a Third Party in connection with a payment factoring transaction. Any purported assignment or transfer made in contravention of this Section 12.4 will be null and void.

The [***].

To the extent Ionis utilizes a [***] in any year, Ionis will [***] to Biogen [***]. To assist Biogen in determining when a refund is due from Ionis pursuant to the foregoing sentence, beginning with the first Annual tax return for the year in which Biogen [***] payment under this Section 12.4, and each year thereafter (including, for clarity, all years in which Ionis utilizes a [***], Ionis will provide Biogen with Ionis’ Annual tax returns (federal and state) and, in years in which Ionis utilizes [***], supporting documentation for such [***]. Notwithstanding the foregoing, if the [***].

12.5.	Change of Control.

12.5.1.
Research Activities. If, at any time during the Research Term, a Change of Control of Ionis occurs, then at any time prior to the [***] anniversary of the closing of such Change of Control, upon written notice to Ionis, Biogen may either:

(a)
Extend the Research Term until such time as Ionis has completed target validating activities that are Ionis Activities under the Neurological Disease Research Plan for a total of [***] High Interest Targets;

(b)
Terminate the Research Term, in which case: (i) Ionis will complete all ongoing target validation work that are Ionis Activities under the Neurological Disease Research Plan and advance each such target to Target Sanction (but for clarity, no target validation work will be initiated for any new target under the Neurological Disease Research Plan); (ii) Ionis will complete all ongoing Ionis Activities under the Core Research Plan (but for clarity, no new work will be initiated under the Core Research Plan); (iii) for each Collaboration Target that is not an ALS Target that reaches Target Sanction or each ALS Target designated a Collaboration Target, an ASO Development Candidate Identification Plan will be prepared and Ionis will carry out its obligations under such plan, all in accordance with Section 1.10.1; (iv) Ionis will continue to perform its obligations under each ongoing ASO Development Candidate Identification Plan until the end of the applicable ASO Development Candidate Identification Term and under each ongoing Initial Development Plan until completion of all Ionis Activities thereunder; (v) for each Collaboration Program for which a Development Candidate is identified as provided herein, Biogen may, upon written notice to Ionis, such notice to be delivered within [***] days after designating a Development Candidate for the applicable Collaboration Program, elect to either (A) exercise the applicable Option by notifying Ionis in writing of Biogen’s election to license the Collaboration Product [***] and will be paid to Ionis within [***] days after Biogen’s election under clause (A) of this Section 12.5.1(b), and after such exercise, Biogen will not be obligated [***], or (B) establish an Initial Development Plan for such Collaboration Program pursuant to Section 1.10.2(d), in which case Ionis and Biogen will continue to exercise their rights and perform their respective obligations with respect to the applicable Collaboration Program under the terms of this Agreement; (vi) the Research Term will end upon Ionis’ completion of all Ionis Activities under clauses (i), (ii) and (iii) above; and (vii) within [***] days after the end of the Research Term, Ionis will [***]; or

(c)
Allow such [***] period to lapse without providing any such notice of election under this Section 12.5.1, in which case Ionis and Biogen will continue to exercise their rights and perform their respective obligations under the terms of this Agreement.

12.5.2.
Pre-Existing Competitive Collaboration Programs of an Acquirer. If, at any time during the Agreement Term, a Change of Control of a Party occurs involving a Person that, at the time of the execution of such Change of Control, is (A) developing or commercializing a (1) Competitive Product or (2) Competitive Indication Collaboration Product within the Field (such pre-existing Competitive Collaboration Products and Competitive Indication Products, each, a “Pre-Existing Competitive Collaboration Product”) or (B) is engaged in a (1) Competitive Collaboration Program or (2) Competitive Indication Program (such pre-existing Competitive Collaboration Programs and Competitive Indication Collaboration Programs, each, a “Pre-Existing Competitive Collaboration Program,” and such Person being hereinafter referred to as a “Competing Collaboration Acquirer”), then in each case ((A) and (B)):

(a)	such Party shall promptly provide written notice to the other Party of such Change of Control;

(b)
if such Change of Control involved Ionis, then Biogen may elect that some or all of the Biogen Reduced Participation and Information Obligations will apply to the Collaboration Programs to which the Pre-Existing Competitive Collaboration Product or Pre-Existing Competitive Collaboration Program relate;

(c)
such Party shall conduct activities pursuant to Section 12.6 to separate its Development activities under this Agreement from its development activities relating to any Pre-Existing Collaboration Competitive Product(s) and Pre-Existing Competitive Collaboration Program(s);

(d)
the research, development, manufacture or commercialization of any Pre-Existing Competitive Collaboration Product(s) by a Competing Collaboration Acquirer will not be a violation of such Party’s exclusivity covenants under Section 2.1.1 and Section 12.5.3(a) will not apply to any such Pre-Existing Competitive Collaboration Product or Pre-Existing Competitive Collaboration Program; provided that the conditions of Section 12.5.2(a) and Section 12.5.2(c) are satisfied.

12.5.3.	Acquired Competitive Programs; Acquired Associated Programs.

(a)
If, at any time during the Agreement Term, either Party acquires a Third Party or a portion of the business of a Third Party (whether by merger, stock purchase or purchase of assets) that is, prior to such acquisition, engaged in discovering, researching, developing or commercializing a Competitive Collaboration Product within the Field or is engaged in a Competitive Collaboration Program, in each case that would violate the provisions of ARTICLE 2 if conducted by such Party (such acquired Competitive Collaboration Product an “Acquired Competitive Product” and such acquired Competitive Collaboration Program an “Acquired Competitive Program”), then the limited continuation of the research, development, manufacture or commercialization of the Acquired Competitive Product(s) or Acquired Competitive Programs by the acquiring Party as permitted in this Section 12.5.3(a) in a manner that would have been in the ordinary course of business of such Third Party will not be a violation of such acquiring Party’s exclusivity covenants under Section 2.1.1, provided that, following the closing of such acquisition, the conditions set forth in Sections 12.5.3(a)(i) through 12.5.3(a)(iv) are met:

(i)	Such acquiring Party shall promptly provide written notice to the other Party of such acquisition;

(ii)
Such acquiring Party shall use reasonable efforts to divest all such Acquired Competitive Products and Acquired Competitive Programs promptly following the closing of such acquisition, and in any event such Party shall complete such divestment within [***] after the closing of such acquisition (the “Collaboration Divestiture Period”); provided that such Collaboration Divestiture Period shall be extended, and such Party shall not be in breach of this Section 12.5.3(a) if, at the expiration thereof (and any extensions thereto), such Party provides competent evidence of reasonable ongoing efforts to divest such Acquired Competitive Products and Acquired Competitive Programs; provided, further, that such Party shall cease all development and commercialization activities with respect to all such Acquired Competitive Products and Acquired Competitive Programs if such Party has not completed such divestiture within [***] after the closing of such acquisition (it being understood that such Party may thereafter continue its efforts to divest such asset);

(iii)
During such divestiture period, the acquiring Party shall comply with Section 12.6 to separate its Development activities under this Agreement from its development activities relating to any Acquired Competitive Product or Acquired Competitive Program; and

(iv)	Neither Party nor its Affiliates may acquire a Competitive Product or a Competitive Program on a standalone basis.

(b)	If Ionis is the acquiring Party of an Acquired Competitive Product or Acquired Competitive Program, then during the Collaboration Divestiture Period until Ionis [***], Biogen may elect that [***].

(c)
In addition, without limiting Section 12.5.3(a)(iv), if at any time during the Agreement Term, (i) Ionis acquires a Third Party or a portion of the business of a Third Party (whether by merger, stock purchase or purchase of assets) that is, prior to such acquisition, engaged (A) in [***] (an “Associated Product”) or any Competitive Indication Collaboration Product, or (B) is engaged in [***] (an “Associated Program”) or a Competitive Indication Collaboration Program, (ii) Ionis or an Ionis Affiliate [***] or (iii) Ionis or an Ionis Affiliate [***] then, in each case ((i) through (iii)) with respect to any Collaboration Program directed to the Collaboration Target to which the Associated Product, Associated Program, Competitive Collaboration Product or Competitive Collaboration Program is directed and with respect to any Collaboration Program intended for the same indication as the Competitive Indication Collaboration Product or the Competitive Indication Collaboration Program, Biogen may elect that [***] and Ionis shall comply with the same procedures as under Section 12.6 to separate its Development activities under this Agreement from its development activities relating to any such Associated Product, Associated Program, Competitive Collaboration Product, Competitive Collaboration Program, Competitive Indication Collaboration Product or Competitive Indication Collaboration Program.

12.5.4.
Biogen Alternate Modality Programs. On a Biogen Alternate Modality Product-by-Biogen Alternate Modality Product basis, if, at any time during the Agreement Term, a Change of Control occurs involving Ionis and a Person that, at the time of the closing of such Change of Control, is developing in human clinical trials or commercializing a Directly Competitive Biogen Alternate Modality Product within the Field or is engaged in a Directly Competitive Biogen Alternate Modality Program or, at any time during the Agreement Term after such closing of the Change of Control, develops or acquires a Directly Competitive Biogen Alternate Modality Product or begins a Directly Competitive Biogen Alternate Modality Program (such Person being hereinafter referred to as a “Competing Alternate Modality Acquirer”) and such Competing Alternate Modality Acquirer has not, within [***] of either (i) closing of the Change of Control in the event the Directly Competitive Biogen Alternate Modality Product is being developed in human clinical trials or commercialized, or the Directly Competitive Biogen Alternate Modality Program exists, as of such closing date or (ii) the date of first development or acquisition of such Directly Competitive Biogen Alternate Modality Product or the date on which such Competing Alternate Modality Acquirer begins such Directly Competitive Biogen Alternate Modality Program (the “Alternate Modality Divestiture Period”) divested itself of the Directly Competitive Biogen Alternate Modality Product or Directly Competitive Biogen Alternate Modality Program, terminated development and commercialization of such Directly Competitive Biogen Alternate Modality Product or such Biogen Alternate Modality Program or assigned this Agreement pursuant to Section 12.4 to a Third Party that is not itself developing or commercializing a Directly Competitive Collaboration Product or engaged in a Directly Competitive Biogen Alternate Modality Program, then (i) Ionis will provide written notice to Biogen of the closing of such Change of Control or Alternate Modality Divestiture Period, as applicable, and (ii) [***].  For clarity, Biogen’s rights as set forth in this Section 12.5.4 shall be Biogen’s exclusive remedies for the failure of a Competing Alternate Modality Acquirer to divest or terminate development and commercialization of a Directly Competitive Biogen Alternate Modality Product or Directly Competitive Collaboration Program or assigned this Agreement to an applicable Third Party, in each case, during the Alternate Modality Divestiture Period in accordance with this Section 12.5.4.

12.6.
Protective Provisions. At any time while (a) the Party involved in a Change of Control with a Competing Collaboration Acquirer or Competing Alternate Modality Acquirer, (b) the Party with an Acquired Competitive Product or Acquired Competitive Program or (c) Ionis (in cases where Ionis otherwise has an Associated Product, Associated Program, Competitive Product, Competitive Program, Competitive Indication Product or Competitive Indication Program) is conducting Development activities under this Agreement, then, in each case ((a) through (c)) such Party (as applicable under clause (a), (b) or (c)) must separate such Development activities from its or its Affiliates’ other development activities relating to any such Competitive Collaboration Product, Competitive Collaboration Program, Directly Competitive Biogen Alternate Modality Product or Directly Competitive Biogen Alternate Modality Program and, in the case of Ionis, from any such Associated Product, Associated Program, Competitive Indication Product or Competitive Indication Program, as applicable (such other development activities, “Competing Development Activities”). To that end, and subject to the licenses granted to each Party (as applicable) under Section 4.3 or Section 4.4, any such Party will, and (if applicable) will cause the Competing Collaboration Acquirer or Competing Alternate Modality Acquirer to, (i) establish separate teams to conduct Development activities under this Agreement and such Competing Development Activities, (ii) prevent any Confidential Information relating to the Development, Manufacture or Commercialization of any applicable Product (including Know-How) from being disclosed to, or used by, individuals performing such Competing Development Activities and (iii) not use or reference in the development, manufacture or commercialization of the Competitive Collaboration Product or Directly Competitive Biogen Alternate Modality Product, any Know-How that is Confidential Information or conduct any activities Covered by any Patent Rights, in each case Controlled by the Party involved in the Change of Control or the acquisition or its Affiliates prior to the effective date of the Change of Control or the acquisition.

12.7.
Force Majeure. No Party will be held responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure means a cause beyond the reasonable control of a Party, which may include acts of God; acts, regulations, or laws of any government; war; terrorism; civil commotion; fire, flood, earthquake, tornado, tsunami, explosion or storm; pandemic; epidemic and failure of public utilities or common carriers.  In such event the Party so failing or delaying will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of 90 days, after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and executes such plan within such timeframe.  To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.

12.8.
Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), electronic mail transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to Ionis, addressed to:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: Chief Operating Officer
E-mail: [***]

with a copy to:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: General Counsel
E-mail: [***]

If to Biogen, addressed to:	Biogen MA Inc.
225 Binney Street
Cambridge, MA 02142
Attention: Chief Legal Officer
E-mail: [***]

with a copy to:	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention: Mark Bellomy, Esq.
Email: mark.bellomy@ropesgray.com

or to such other address for such Party as it will have specified by like notice to the other Party; provided that notices of a change of address will be effective only upon receipt thereof.  If delivered personally or by electronic mail transmission, the date of delivery will be deemed to be the date on which such notice or request was given.  If sent by overnight express courier service, the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service.  If sent by certified mail, the date of delivery will be deemed to be the third Business Day after such notice or request was deposited with the U.S. Postal Service.

12.9.
Export Clause. Each Party acknowledges that the Laws of the United States restrict the export and re-export of commodities and technical data of United States origin.  Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and foreign government licenses.

12.10.
Waiver. Neither Party may waive or release any of its rights or interest in this Agreement except in writing.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term.

12.11.
Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, then the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

12.12.
Entire Agreement. This Agreement (together with the Schedules and Appendices hereto, including the ALS Letter Agreement), amends and restates the First Amended and Restated Agreement, is a comprehensive and integrated statement of the agreement between the Parties with respect to the subject matter hereof and fully supersedes the the First Amended and Restated Agreement for the period commencing on the Second Amendment Date and continuing thereafter. Without limiting the foregoing, this Agreement supersedes that certain side letter between the Parties, dated as of October 9, 2015, relating to drug substance process development and manufacturing, solely to the extent such side letter relates to Collaboration Programs under this Agreement. For clarity, such side letter shall remain in full force and effect with respect to the Ionis/Biogen Additional Agreements. For the avoidance of doubt, this Agreement in no way supersedes, modifies or otherwise affects any of the Ionis/Biogen Additional Agreements, which will remain in full force and effect in accordance with each of their respective terms. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter hereof other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

12.13.
Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for the other Party.  Neither Party will have the authority to bind or obligate the other Party, and neither Party will represent that it has such authority.

12.14.
Interpretation. Except as otherwise explicitly specified to the contrary, (a) references to a section, exhibit or schedule means a section of, or schedule or exhibit to this Agreement, unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) the words “shall” and “will” have the same meaning, (d) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (e) words in the singular or plural form include the plural and singular form, respectively, (f) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (h) unless otherwise specified, “$” is in reference to United States dollars and (i) the headings contained in this Agreement, in any exhibit or schedule to this Agreement and in the table of contents to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

12.15.
Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees will be maintained in accordance with GAAP (or any successor standard), consistently applied.

12.16.
Further Actions. Each Party will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

12.17.
Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

12.18.
Supremacy. In the event of any express conflict or inconsistency between this Agreement and any Schedule or Appendix hereto, the terms of this Agreement will apply. The Parties understand and agree that the Schedules and Appendices hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Agreement Term, as appropriate and in accordance with the provisions of this Agreement.

12.19.
Counterparts. This Agreement may be signed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation that may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

12.20.
Compliance with Laws. Each Party will, and will ensure that its Affiliates and Sublicensees will, comply with all relevant Laws and regulations and good laboratory and clinical practices and cGMP in exercising its rights and fulfilling its obligations under this Agreement.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Second Amendment Date.

BIOGEN MA INC.

By:	/s/ Michael Ehlers
Name: Michael Ehlers
Title: EVP, Research & Development

Signature Page to Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Amendment Date.

IONIS PHARMACEUTICALS, INC.

By:	/s/ Brett P. Monia
Name:	Brett P. Monia
Title:	Chief Operating Officer/SVP Translational Medicine

Signature Page to Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement

List of Appendices and Schedules

Appendix 1 – Definitions

Appendix 2 – Development Candidate Checklist

Appendix 3 – Multi-Indication Target Process

Appendix 4 – Form of Side Letter

Schedule 1.1.4 – Biogen Conducted Non-ALS Targets

Schedule 1.2.4 – Terms and Conditions for Provision of Research ASOs to Biogen

Schedule 1.6.1 – ALS Letter Agreement

Schedule 1.10.2(c) – Ionis’ Standard IND-Enabling Toxicology Studies

Schedule 1.10.2(d) – Initial Development Plan Requirements

Schedule 1.10.2(d)(v) – Study Synopsis Requirements

Schedule 1.10.2(e) – Apportionment of Certain Milestone Payments and Biogen-Approved Costs

Schedule 1.10.6 – Ionis API Supply for ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs

Schedule 1.18.1 – Collaboration Steering Committee Governance

Schedule 1.18.2 – Neurology JRC Governance

Schedule 1.18.3 – Neurology JDC Governance

Schedule 1.18.6 – Alliance Management Activities

Schedule 4.3.1(a) – Drug Substance Process and Formulation Development Activities

Schedule 4.8.2(c) – Ionis’ Fully Absorbed Cost of Goods Methodology

Schedule 5.1.4 – Biogen’s Development and Commercialization Activities

Schedule 5.1.6 – Integrated Development Plan Content

Schedule 6.10.2(e) – Royalty Calculation Examples

Schedule 6.10.2(f) – Allocation of Net Sales

Schedule 6.13.1 – Certain Ionis In-License Agreements

Schedule 8.2.4(a) – Ionis Core Technology Patents

Schedule 8.2.4(b) – Ionis Manufacturing and Analytical Patents

Schedule 8.2.4(c) – Ionis Product-Specific Patents

Schedule 8.2.8 – Prior Agreements

Schedule 10.4.5(b) – Advisory Panel Regarding Setoff Disputes

Schedule 10.4.6 – Transition Services

Schedule 12.1.2 – Mediation

Schedule 12.5 – Applicable License Fee Payments in Change of Control for Collaboration Products, and [***]

Appendix 1

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the following meanings:

“Accelerated Target” has the meaning set forth in Section 1.8.4.

“Acceptance” means, with respect to an NDA, MAA or JNDA filed for a Product, (a) in the United States, the receipt of written notice from the FDA in accordance with 21 C.F.R. §314.101(a)(2) that such NDA is officially “filed,” (b) in the European Union, receipt by Biogen of written notice of acceptance by the EMA of such MAA for filing under the centralized European procedure in accordance with any feedback received from European Regulatory Authorities; provided that if the centralized filing procedure is not used, then Acceptance will be determined upon the acceptance of such MAA by the applicable Regulatory Authority in a Major Market in the EU, (c) in any Major Market in Europe that is not a European Union country, receipt by Biogen of written notice of acceptance by the applicable Regulatory Authority of such MAA for filing in such country, and (d) in Japan, receipt by Biogen of written notice of acceptance of filing of such JNDA from the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto).

 “Acquired Competitive Product” has the meaning set forth in Section 12.5.3(a).

“Acquired Competitive Program” has the meaning set forth in Section 12.5.3(a).

“Action” has the meaning set forth in Section 12.2.2.

“Actual Biogen-Approved Costs” has the meaning set forth in Section 1.14.1(e).

“Additional Core IP” means Third Party intellectual property that is necessary to [***]. For clarity, Additional Core IP does not include any Patent Rights claiming (or intellectual property related to) [***].

“Additional Plan Costs” means [***].

“Advisory Panel” has the meaning in Schedule 10.4.5(b) of this Agreement.

“Affiliate” of an entity means any corporation, firm, partnership or other entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a Party to this Agreement. An entity will be deemed to control another entity if it (i) owns, directly or indirectly, at least 50% of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation; or (ii) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the entity. For clarity, Regulus Therapeutics Inc. will not be deemed an “Affiliate” of Ionis for the purposes of this Agreement under any circumstances.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Agreement Term” has the meaning set forth in Section 10.1.

“Alliance Manager” has the meaning set forth in Section 1.18.6.

“ALS” means the disease amyotrophic lateral sclerosis.

“ALS Collaboration Program” means a Collaboration Program focused on an ALS Target.

“ALS Option Deadline” has the meaning set forth in Section 3.1.3.

“ALS Pre-Licensing Milestone Event” has the meaning set forth in Section 6.5.

“ALS Target” means the initial ALS-associated High Interest Targets identified as ALS Targets on Schedule 1.2.3(a) on the Effective Date, plus any ALS-associated High Interest Target that is designated as an ALS Target in accordance with Section 1.2.3(a).

“ALS Target List” means the list of ALS-associated High Interest Targets identified as ALS Targets on the High Interest Target List.  For clarity, at any given time, if a gene target is not on the ALS Target List at such time, then such gene target is not an ALS Target.

“Alternate Modality” means a therapeutic approach for a gene target that is not an Oligonucleotide approach.

“Alternate Modality Divestiture Period” has the meaning set forth in Section 12.5.4.

“ANDA” means an Abbreviated New Drug Application and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any equivalent agency or governmental authority outside the U.S. (including any supra-national agency such as the EMA in the EU).

“Annual” means the period covering a Calendar Year or occurring once per Calendar Year, as the context requires.

“API” means the bulk active pharmaceutical ingredient manufactured in accordance with cGMP for a Collaboration Product.

“Applicable Law” or “Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time.

“Approval” means, with respect to a Product in any regulatory jurisdiction, approval from the applicable Regulatory Authority sufficient for the manufacture, distribution, use, marketing and sale of such Product in such jurisdiction in accordance with Applicable Laws. In jurisdictions where the applicable Regulatory Authority sets the pricing or reimbursement authorizations necessary for the general marketing and sale of such Product in the marketplace, Approval will not be deemed to have occurred if the final approval to market and sell such Product is being withheld because Biogen (or its Affiliate or Sublicensee) and the Regulatory Authority have not yet determined pricing or reimbursement even if all other approvals, licenses, registrations or authorizations necessary for marketing, sale or use of such Product in such jurisdiction have been obtained. “Approval” does not include authorization by a Regulatory Authority to conduct named patient, compassionate use or other similar activities.

“ASO” means an Oligonucleotide compound, or analog, variant, mimic, or mimetic thereof, having a sequence that is at least six bases long and that modulates expression or splicing of a gene target via the binding, partially or wholly, of such compound to the RNA of such gene target, excluding any double stranded Oligonucleotide compounds that are designed to act through the RNA-induced silencing complex.

“ASO Development Candidate Identification Plan” has the meaning set forth in Section 1.10.1(a).

“ASO Development Candidate Identification Term” has the meaning set forth in Section 1.10.1(b).

“Associated Product” has the meaning set forth in Section 12.5.3(c).

“Associated Program” has the meaning set forth in Section 12.5.3(c).

“Audit Report” has the meaning set forth in Section 6.15.

“Bankruptcy Code” has the meaning set forth in Section 10.2.7(b).

“Biogen” has the meaning set forth in the Preamble of this Agreement.

“Biogen Activities” means, under any Neurology Plan, any and all research, pre-clinical and/or clinical activities that Biogen agrees to conduct; provided that Biogen will be deemed to have agreed to conduct any activities designated as Biogen Activities under any Neurology Plan it approves.

“Biogen Alternate Modality Milestone Event” has the meaning set forth in Section 6.3.

“Biogen Alternate Modality Product” means a finished drug product that contains a molecule that is (i) not an Oligonucleotide, (ii) designed to bind, mimic or otherwise affect a protein or RNA that is encoded by a Biogen Alternate Modality Target, and (iii) discovered by Biogen or its Affiliates or any Third Party acting on their behalf.

“Biogen Alternate Modality Program” means a program to discover, Develop, Manufacture and Commercialize a Biogen Alternate Modality Product.

“Biogen Alternate Modality Royalty” has the meaning set forth in Section 6.9.1.

“Biogen Alternate Modality Royalty Period” has the meaning set forth in Section 6.9.2.

“Biogen Alternate Modality Target” is either (i) a High Interest Target that is designated as a Biogen Alternate Modality Target under Section 1.3, Section 1.4 or Section 1.8, (ii) a Collaboration Target that is changed to a Biogen Alternate Modality Target under Section 3.2.2, or (v) a Collaboration Target that is added as a Biogen Alternate Modality Target under Section 3.2.4.2.

“Biogen-Approved Changes” means any changes (including number of subjects, duration of dosing, additional studies, additional endpoints, additional analysis, etc.) to the applicable Neurology Plan for a Product that are requested by either Party after the Parties have set the initial Cost Estimates for such Neurology Plan under Section 1.10.2(e), and (i) required by a Regulatory Authority or (ii) agreed to be paid for by Biogen.

“Biogen-Approved Costs” has the meaning set forth in Section 1.14.1

“Biogen Conducted Non-ALS Collaboration Program” means a Collaboration Program focused on a Biogen Conducted Non-ALS Target.

“Biogen Conducted Non-ALS Option Deadline” has the meaning set forth in Section 3.1.3.

“Biogen Conducted Non-ALS Target” means each of the High Interest Targets listed on Schedule 1.1.4, which may be updated by mutual written agreement of the Parties to include additional High Interest Targets relating to [***].

“Biogen Full Royalty” has the meaning set forth in Section 6.10.1.

“Biogen Know-How” means any Know-How owned, used, developed by, or licensed to Biogen or its Affiliates, in each case to the extent Controlled by Biogen or its Affiliates on the Effective Date or at any time during the Agreement Term, but specifically excluding the Biogen Program Know-How.

“Biogen Manufacturing Program Patents” has the meaning set forth in Section 4.8.3.

“Biogen Patents” means any Patent Rights included in the Biogen Technology.

“Biogen Product-Specific Patents” means all Product-Specific Patents owned, used, developed by, or licensed to Biogen or its Affiliates, in each case, to the extent Controlled by Biogen or its Affiliates on the Effective Date or at any time during the Agreement Term.

“Biogen Program Know-How” has the meaning set forth in Section 7.1.2.

“Biogen Program Patents” has the meaning set forth in Section 7.1.2.

“Biogen Program Technology” has the meaning set forth in Section 7.1.2.

“Biogen-Prosecuted Patents” has the meaning set forth in Section 7.2.5(c).

“Biogen Reduced Participation and Information Obligations” means solely with respect to the [***] (a) Biogen may [***], (b) Biogen will [***], (c) Biogen may [***] and (d) Biogen’s obligation to [***], other than (i) reports required by Section 5.2.7, Section 6.14.1 and Section 10.4.4 (if applicable) (ii) upon Ionis’ reasonable request, information to the extent required to confirm Biogen’s compliance with its obligations under Section 5.1 and (iii) as reasonably required to permit Ionis to perform its obligations under this Agreement. The Biogen Reduced Participation and Information Obligations will not limit or diminish the scope of any licenses granted by Biogen to Ionis under this Agreement.

“Biogen Reduced Royalty” has the meaning set forth in Section 6.10.2(c).

“Biogen Results” has the meaning set forth in Section 4.8.3.

“Biogen Supported Pass-Through Costs” means [***].

“Biogen Technology” means the Biogen Program Technology, Jointly-Owned Program Technology, Biogen Product-Specific Patents and any trademarks described in Section 4.1.6, owned, used, developed by, or licensed to Biogen or its Affiliates that is necessary or useful to Develop, register, Manufacture or Commercialize a Product.

“Biogen’s FTE Cost” means the FTE Rate applicable to Biogen, multiplied by the applicable number of FTEs.

“Breaching Party” means the Party that is believed by the Non-Breaching Party to be in material breach of this Agreement.

“Business Day” means any day other than a Saturday or Sunday on which banking institutions in New York, New York are open for business.

“[***]” means [***], or any alternative splice variants, mutants, polymorphisms and fragments thereof.

“Calendar Quarter” means a period of three consecutive months ending on the last day of March, June, September, or December, respectively, and will also include the period beginning on the Effective Date and ending on the last day of the Calendar Quarter in which the Effective Date falls.

“Calendar Year” means a year beginning on January 1 (or, with respect to 2013, the Effective Date) and ending on December 31.

“Carryover Development Candidate” has the meaning set forth in Section 1.10.1(e).

“cGMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

“Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least 50% of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the owner of 50% or more of the combined voting power of such Party’s outstanding securities, (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates or (d) the stockholders or equity holders of such Party will approve a plan of complete liquidation of such Party or an agreement for the sale or disposition by such Party of all or a substantial portion of its assets, other than pursuant to the transaction as described above or to an Affiliate. Notwithstanding the foregoing, the sale or issuance of shares in exchange for cash for purposes of a bona fide financing will not constitute a Change of Control.

“Claims” has the meaning set forth in Section 9.1.

“Clinical Study” or “Clinical Studies” means a Phase 1 Trial, Phase 2 Trial, Phase 3 Trial or Phase 4 Trial, or such other study in humans that is conducted in accordance with good clinical practices and is designed to generate data in support or maintenance of an NDA, MAA or other similar marketing application.

“Clinical Supplies” means API and finished drug Collaboration Product for use in a Clinical Study.

“CMC” has the meaning set forth in Section 1.13.1(c).

“CMO” means a Third Party contract manufacturer Manufacturing API, Clinical Supplies or Finished Drug Product for any purpose under this Agreement.

“Collaboration” means the conduct of the Neurology Plans in accordance with this Agreement.

“Collaboration Divestiture Period” has the meaning set forth in Section 12.5.3(a)(ii).

“Collaboration Product” means, on a Collaboration Program-by-Collaboration Program basis, a finished drug product containing a Compound as an active pharmaceutical ingredient.

“Collaboration Program” has the meaning set forth in Section 1.6.1.

“Collaboration Target” means a gene target for which the Parties wish to start an ASO drug discovery program that is either (i) a High Interest Target that is not an ALS Target and is designated as a Collaboration Target under Section 1.3 or Section 1.8, (ii) an ALS Target designated as a Collaboration Target under Section 1.5, (iii) an Ionis Neurology Target designated as a Collaboration Target under Section 1.4, (iv) a Biogen Alternate Modality Target that is changed to a Collaboration Target under Section 3.2.1, or (v) a Neurology Target that is added as a Collaboration Target under Section 3.2.4(a).  As of the Effective Date SOD-1 is a Collaboration Target that is an ALS Target and is not a Multi-Indication Target.

“Collaborator IP” has the meaning set forth in Section 7.1.3(c).

“Collaborator License” has the meaning set forth in Section 7.1.3(c).

“Commercialize,” “Commercialization” or “Commercializing” means any and all activities directed to marketing, promoting, detailing, distributing, importing, having imported, exporting, having exported, selling or offering to sell a Product following receipt of Approval for such Product in the applicable country, including conducting pre-and post-Approval activities, including studies reasonably required to increase the market potential of such Product and studies to provide improved formulation and Product delivery, and launching and promoting such Product in each country.

“Commercializing Party” means (a) Biogen, with respect to a Product that is being Developed and Commercialized by or on behalf of Biogen, its Affiliates or Sublicensees hereunder, and (b) Ionis, with respect to a Discontinued Collaboration Product that is being Developed and Commercialized by or on behalf of Ionis, its Affiliates or Sublicensees hereunder.

“Commercially Reasonable Efforts” means the carrying out of discovery, research, development or commercialization activities using good-faith commercially reasonable and diligent efforts that the applicable Party would reasonably devote to a compound or product of similar market potential or profit potential at a similar stage in development or product life resulting from its own research efforts, based on conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, regulatory authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, the likely timing of the product’s entry into the market, the patent and other proprietary position, the likelihood of Approval and other relevant scientific, technical and commercial factors. Without limiting any of the foregoing, Commercially Reasonable Efforts as it applies to Biogen’s Development or Commercialization of a Product hereunder includes the use of Commercially Reasonable Efforts to perform (i) any Biogen Activities in a Neurology Plan, and (ii) the “General Activities” described in Schedule 5.1.4, and Commercially Reasonable Efforts as it applies to Ionis’ Development of a Product hereunder includes use of Commercially Reasonable Efforts to adhere to the activities and timelines set forth in each Neurology Plan.

“Communications Lead” has the meaning set forth in Section 11.4.1.

“Competing Alternate Modality Acquirer” has the meaning set forth in Section 12.5.4.

“Competing Collaboration Acquirer” has the meaning set forth in Section 12.5.2.

“Competing Development Activities” has the meaning set forth in Section 12.6.

“Competitive Indication Product” means any product intended for use in the same indication as any Development Candidate or Collaboration Product.

“Competitive Indication Program” means any internal research program for which a budget has been established or to which research personnel have been assigned, with the goal of discovering and developing a Competitive Indication Product for which drug discovery activities have been initiated.

“Competitive Infringement” has the meaning set forth in Section 7.5.1.

“Competitive Collaboration Product” means any Oligonucleotide that is designed to bind to or directly modulate the RNA that encodes a High Interest Target or Collaboration Target, other than a Collaboration Product that is being pursued under this Agreement.

“Competitive Collaboration Program” means any internal research program for which a budget has been established or to which research personnel have been assigned, with the goal of discovering and developing a Competitive Collaboration Product for which drug discovery activities have been initiated.

“Compound” means, on a Collaboration Program-by-Collaboration Program basis, any ASO that is designed to bind to the RNA that encodes the applicable Collaboration Target, where such ASO is discovered by Ionis prior to or in the performance of any Neurology Plan, including each Development Candidate under any such Collaboration Program.

“Confidential Information” has the meaning set forth in Section 11.1. “Confidential Information” does not include information that:

(a)
was in the lawful knowledge and possession of the Receiving Party or its Affiliates prior to the time it was disclosed to, or learned by, the Receiving Party or its Affiliates, or was otherwise developed independently by the Receiving Party or its Affiliates, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party or its Affiliates;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party or its Affiliates;

(c)
became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party or its Affiliates in breach of this Agreement; or

(d)
was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party or its Affiliates not to disclose such information to others.

“Conflicting Patent Right” has the meaning set forth in Section 7.2.5(d).

“Contracting Party” has the meaning set forth in Section 1.10.7.

“Control” or “Controlled” means possession of the ability to grant a license or sublicense hereunder without violating the terms of any agreement with any Third Party; provided, however, that if a Party has a right to grant a license or sublicense, with respect to an item of intellectual property to the other Party only upon payment of compensation (including milestones or royalties) to a Third Party (“Third Party Compensation”) (other than Ionis Supported Pass-Through Costs in the case of Ionis, and other than Biogen Supported Pass-Through Costs in the case of Biogen), then the first Party will be deemed to have “Control” of the relevant item of intellectual property only if the other Party agrees to bear the applicable Third Party Compensation. Notwithstanding anything to the contrary under this Agreement, with respect to any Third Party acquirer of a Party that becomes an Affiliate of a Party after the Effective Date, no intellectual property of such Third Party acquirer will be included in the licenses granted hereunder by virtue of such Third Party becoming an Affiliate of such Party.

“Core Research Plan” has the meaning set forth in Section 1.2.

“Core Research Program” has the meaning set forth in Section 1.2.

“Cost Estimate” has the meaning set forth in Section 1.10.2(e).

“Cover,” “Covered” or “Covering” means, with respect to a patent, that, but for rights granted to a Person under such patent, the act of making, using or selling by such Person would infringe a Valid Claim included in such patent, or in the case of a patent that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

“CSC” has the meaning set forth in Section 1.18.1.

“CTD” has the meaning set forth in Section 4.4.

“Deferral Notice” has the meaning set forth in Section 1.8.1.

“Deferral Period” has the meaning set forth in Section 1.8.1.

“Deferred Target” has the meaning set forth in Section 1.8.1.

“Deferred Target Development Candidate” means a Development Candidate identified in accordance with Section 1.8.4.

“Deficiency Notice” has the meaning set forth in Section 3.1.2.

“Design Notice” has the meaning set forth in Section 6.2.1.

“Develop,” “Developing” or “Development” means with respect to a Product, any and all discovery, characterization, or preclinical (including IND-Enabling Toxicology Studies), clinical, or regulatory activity with respect to such Product to seek Approval (including the submission of all necessary filings with applicable Regulatory Authorities to support such preclinical and clinical activities and Approval), including human clinical trials conducted after Approval of such Product to seek Approval for additional indications for such Product.

“Development Candidate” means a Compound that is reasonably determined by Ionis’ RMC in accordance with Ionis’ standard procedures for designating development candidates [***] as ready to start IND-Enabling Toxicology Studies; provided, however, that with respect to any Primarily Neuro Multi-Indication Target, such Compound will be reasonably selected by Biogen (giving good faith consideration to the input of Ionis’ representatives on the Neurology JRC) as a Development Candidate from the body of work Ionis used to determine the applicable Compound Ionis believes is ready to start IND-Enabling Toxicology Studies. The checklist Ionis uses as of the Effective Date when reviewing potential development candidates for approval is attached hereto as Appendix 2.

“Development Candidate Data Package” means, with respect to a [***], the [***]; provided such package contains [***]. The checklist Ionis uses as of the Effective Date when reviewing potential development candidates for approval is attached hereto as Appendix 2.

“Diagnostic Option” has the meaning set forth in Section 3.3.1.

“Directly Competitive Biogen Alternate Modality Product” means with respect to a Biogen Alternate Modality Product, a product designed to bind to or directly modulate the Biogen Alternate Modality Target targeted by such Biogen Alternate Modality Program, other than a Biogen Alternate Modality Product that is being pursued under this Agreement.

“Directly Competitive Biogen Alternate Modality Program” means any internal research program for which [***] or [***], with the goal of discovering and developing a Directly Competitive Biogen Alternate Modality Product for which drug discovery activities have been initiated.

“Directly Competitive Collaboration Product” means with respect to a Collaboration Product, any product, other than such Collaboration Product, that is designed to bind to or directly modulate the Collaboration Target targeted by such Collaboration Product.

“Directly Competitive Collaboration Program” means any internal research program for which [***] or [***], with the goal of discovering and developing a Directly Competitive Collaboration Product for which drug discovery activities have been initiated.

“Disclosing Party” has the meaning set forth in Section 11.1.

“Discontinued Collaboration Product” means a Collaboration Product that is the subject of a termination under this Agreement.

“Dispute” means any dispute arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement that cannot be resolved by the Parties.

“DMPK Agreement” means the DMPK Research, Development, Option and License Agreement between the Parties dated June 27, 2012, as amended and/or restated from time to time.

“DOJ” has the meaning set forth in Section 3.1.4(a).

“Drug Development Program” means the aggregate drug development activities related to each Development Candidate through completion of the first Phase 2 PoC Trial under a Collaboration Program in accordance with the applicable Initial Development Plan for all Collaboration Programs under this Agreement.

“Effective Date” has the meaning set forth in the Preamble of this Agreement.

“EMA” means the European Medicines Agency and any successor entity thereto.

“Enabled Core Program Patents” means Program Patents Controlled by a Party or any of its Affiliates on the Effective Date or during the Agreement Term claiming (a) methods of dosing (frequency, duration, concentration, volume, etc.) generally applicable to Oligonucleotides to achieve optimal tissue distribution or enhance other properties of an Oligonucleotide; (b) methods of determining an effective human dose based on animal data that are generally applicable to Oligonucleotides; (c) methods of determining an effective dose based on actual or modeled pharmacokinetic data generally applicable to Oligonucleotides; (d) methods of identifying or optimizing predictive biomarkers for diseases; (e) observations about a disease based on data from a natural history study; (f) proprietary disease models; or (g) methods of using radio-labeled ligands with Oligonucleotides in animals.

“Equal Multi-Indication Target” has the meaning set forth in Appendix 3.

“Estimated Biogen-Approved Costs” means Ionis’ good faith estimate of the Biogen-Approved Costs it will incur during the applicable Measurement Period.

“Estimated Lock Date” has the meaning set forth in Section 3.1.1.

“European Union” or “EU” means each and every country or territory that is officially part of the European Union.

“Excluded Payments” means (i) royalty or profit sharing payments, or any other type of payment based on periodic sales of a Collaboration Product or Deferred Target Development Candidate; (ii) payments made in consideration of Ionis’ or Ionis’ Affiliate’s equity or debt securities at fair market value; (iii) payments made to pay for or reimburse Ionis or Ionis’ Affiliate for the fully-burdened cost of research and development; (iv) payments made to pay for or reimburse Ionis or Ionis’ Affiliate for the cost of prosecuting, maintaining or defending Patent Rights; and (v) payments made to Ionis or Ionis’ Affiliate to pass-through to a Third Party in satisfaction of a payment obligation Ionis or Ionis’ Affiliate has to such Third Party.

“Executives” has the meaning set forth in Section 12.1.1.

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

“[***]” means any form of the [***].

“[***] Collaboration Program” means an [***] Collaboration Program solely and exclusively focused on [***].

“Field” means, except as may be limited under Section 4.1.5, any prophylactic or therapeutic use or form of administration for any indication.

“Finished Drug Product” means any drug product containing API as an active ingredient in finished bulk form for the Development or Commercialization by a Party under this Agreement.

“First Amended and Restated Agreement” has the meaning set forth in the Preamble of this Agreement.

“First Amendment Date” has the meaning set forth in the Preamble of this Agreement.

“First Commercial Sale” means with respect to a Product, the first sale of such Product by Biogen, its Affiliate or its Sublicensee to a Third Party in a particular country after Approval of the Product has been obtained in such country.

“Follow-On Agreement” has the meaning set forth in Section 2.2.1.

“Follow-On Compound” means, with respect to a given Compound for a given Collaboration Target, any ASO (other than the Development Candidate for such Collaboration Target) that is designed to bind to the RNA that encodes such Collaboration Target discovered by or on behalf of Ionis following the License Effective Date for the applicable Collaboration Program.

“Follow-On Interest Notice” has the meaning set forth in Section 2.2.1.

“Follow-On Negotiation Notice” has the meaning set forth in Section 2.2.1.

“FTC” has the meaning set forth in Section 3.1.4(a).

“FTE” means a total of 47 weeks or 1880 hours per year of work on the Development, Manufacturing or Commercialization of a Product carried out by employees of a Party having the appropriate relevant expertise to conduct such activities.

“FTE Costs” has the meaning set forth in Section 1.14.1.

“FTE Rate” means $[***] for the Calendar Year 2013. The FTE Rate will be increased each Calendar Year thereafter by the [***].

“Full Royalty Period” has the meaning set forth in Section 6.10.2(a).

“Fully Absorbed Cost of Goods” means the costs incurred by Ionis as determined using the methodology set forth in Schedule 4.8.2(c) fairly applied and as employed on a consistent basis throughout Ionis’ operations.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Gene-Editing Product” means an Oligonucleotide that, when introduced into a cell of an organism, (a) is stably integrated within the genome or stable episome of the cell of such organism or (b) causes (or is perceived to cause) a permanent change in the genome of the cell of such organism.

“Generic Product” means, with respect to a particular Collaboration Product, one or more Third Party product(s) (i) having the same active pharmaceutical ingredient as such Collaboration Product and for which in the U.S. an ANDA has been filed naming such Collaboration Product as the reference listed drug or outside of the U.S., an equivalent process where bioequivalence to such Collaboration Product has been asserted, and (ii) such Third Party product(s) when taken in the aggregate have a market share (measured in number of prescriptions with the numerator of such fractional share being such Third Party product(s) taken in the aggregate, and the denominator being the total of such Third Party product(s) taken in the aggregate plus such Collaboration Product taken in the aggregate, as provided by IMS) during the applicable Calendar Quarter in such country of at least [***]%.

“GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable foreign regulatory standards.

“High Interest Target” has the meaning set forth in Section 1.2.3(a).  For clarity, at any given time, if a gene target is not on the High Interest Target List at such time, then such gene target is not a High Interest Target.

“High Interest Target List” has the meaning set forth in Section 1.2.3(a).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HSR Clearance” means all applicable waiting periods under the HSR Act with respect to the transactions contemplated under this Agreement have expired or have been terminated.

“HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated under this Agreement have expired or have been terminated.

“HSR Filing” means filings by Biogen and Ionis with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.

“Incremental Tax Cost” has the meaning set forth in Section 12.4.

“IND” means an Investigational New Drug Application (as defined in the Food, Drug and Cosmetic Act, as amended) filed with the FDA or its foreign counterparts.

“IND-Enabling Toxicology Studies” means the pharmacokinetic and toxicology studies required to meet the requirements for filing an IND.

“Indemnitee” has the meaning set forth in Section 9.3.

“Initial Development Plan” has the meaning set forth in Section 1.10.2(d).

“Initiation” or “Initiate” means, with respect to any IND-Enabling Toxicology Study, dosing of the first animal subject in such IND-Enabling Toxicology Study and, with respect to any Clinical Study, dosing of the first human subject in such Clinical Study.

“Integrated Development Plan” or “IDP” has the meaning set forth in Section 5.1.6.

“Ionis” has the meaning set forth in the Preamble of this Agreement.

“Ionis Activities” means the research, pre-clinical and/or clinical activities for which Ionis is designated as responsible under any Neurology Plan.

“Ionis Activities Data” has the meaning set forth in Section 1.10.2(d)(i).

“Ionis Attribution Language” has the meaning set forth in Section 11.4.11.

“Ionis/Biogen Additional Agreements” means the (i) SMN Agreement, (ii) DMPK Agreement, (iii) the Neurology Drug Discovery and Development Collaboration, Option and License Agreement between the Parties dated December 10, 2012, (iv) the Research Collaboration, Option and License Agreement between the Parties dated December 19, 2017 and (v) the Neurology III Agreement, in each case, as amended and/or restated from time to time

“Ionis Breach Event” has the meaning set forth in Section 10.4.5(a).

“Ionis Core Technology Patents” means all Patent Rights owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term, claiming subject matter generally applicable to ASOs, other than Ionis Product-Specific Patents or Ionis Manufacturing and Analytical Patents. A list of Ionis Core Technology Patents as of the Effective Date is set forth on Schedule 8.2.4(a) attached hereto.

“Ionis In-License Agreements” has the meaning set forth in Section 6.13.1(a).

“Ionis Internal ASO Safety Database” has the meaning set forth in Section 5.2.7.

“Ionis Know-How” means any Know-How, including any Jointly-Owned Program Know-How and Ionis Program Know-How, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. Ionis Know-How does not include the Ionis Manufacturing and Analytical Know-How.

“Ionis Manufacturing and Analytical Know-How” means Know-How, including Jointly-Owned Program Know-How, that relates to the synthesis or analysis of a Product regardless of sequence or chemical modification, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. Ionis Manufacturing and Analytical Know-How does not include the Ionis Know-How.

“Ionis Manufacturing and Analytical Patents” means Patent Rights, including Jointly-Owned Program Patents, that claim methods and materials used in the synthesis or analysis of a Product regardless of sequence or chemical modification, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. A list of Ionis Manufacturing and Analytical Patents as they related to ASOs as of the Effective Date is set forth on Schedule 8.2.4(b) attached hereto. Ionis Manufacturing and Analytical Patents do not include the Ionis Product-Specific Patents or the Ionis Core Technology Patents.

“Ionis Multi-Indication Compound” has the meaning set forth in Appendix 3.

“Ionis Neurology Target” means a Neurology Target that (1) is not (i) a High Interest Target for which target validating activities are planned under the then-current Neurological Disease Research Plan, (ii) an ALS Target, (iii) a Collaboration Target, or (iv) a Biogen Alternate Modality Target and (2) has a Neurological Disease as its primary disease association.

“Ionis Non-Exclusive Product” has the meaning set forth in Section 2.1.1(c).

“Ionis Platform Technology” has the meaning set forth in Section 8.2.4.

“Ionis Product-Specific Patents” means all Product-Specific Patents, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. A list of Ionis Product-Specific Patents as of the Effective Date is set forth on Schedule 8.2.4(c) attached hereto.

“Ionis Program Know-How” has the meaning set forth in Section 7.1.2.

“Ionis Program Patents” has the meaning set forth in Section 7.1.2.

“Ionis Program Technology” has the meaning set forth in Section 7.1.2.

“Ionis Results” has the meaning set forth in Section 4.8.3.

“Ionis Supported Pass-Through Costs” means [***].

“Japan NDA” or “JNDA” means the Japanese equivalent of an NDA filed with the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto).

“JNDA Approval” means the Approval of a JNDA by the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto) for the applicable Product in Japan.

“Joint Patent Committee” or “JPC” has the meaning set forth in Section 7.1.3(a).

“Jointly-Owned Program Know-How” has the meaning set forth in Section 7.1.2.

“Jointly-Owned Program Patents” has the meaning set forth in Section 7.1.2.

“Jointly-Owned Program Technology” has the meaning set forth in Section 7.1.2.

“Know-How” means inventions, technical information, know-how and materials, including technology, data, compositions, formulas, biological materials, assays, reagents, constructs, compounds, discoveries, procedures, processes, practices, protocols, methods, techniques, results of experimentation or testing, knowledge, trade secrets, skill and experience, in each case whether or not patentable or copyrightable, and in each case that are unpatented.

“Lead Party” has the meaning set forth in Section 7.4.1.

“License Effective Date” means, on an Option-by-Option and Program-by-Program basis, the date on which Biogen notifies Ionis in writing that it wishes to exercise the Option and pays to Ionis the applicable license fee set forth in Section 6.6 (in the event Biogen wishes to exercise its Option for a Collaboration Program) or Section 6.2.2  (in the event Biogen wishes to exercise its Option for a Biogen Alternate Modality Program) for such Program.

“Licensed Know-How” means Ionis Manufacturing and Analytical Know-How, and Ionis Know-How. For clarity, Licensed Know-How does not include any Know-How covering formulation technology or delivery devices.

“Licensed Patents” means the Ionis Product-Specific Patents, Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents and Ionis’ interest in Jointly-Owned Program Patents. For clarity, Licensed Patents do not include any Patent Rights claiming formulation technology or delivery devices unless such Patent Rights are included in the Jointly-Owned Program Patents.  For clarity, Licensed Patents that are jointly-owned by Ionis and Biogen will count toward the calculation of the Full Royalty Period in a particular country if the use or sale of a Product by an unauthorized Third Party in such country would infringe a Valid Claim of such Licensed Patent.

“Licensed Technology” means, on a  Program-by- Program basis, any and all Licensed Patents, Licensed Know-How, and any trademarks described in Section 4.1.6, to the extent necessary or useful to Develop, register, Manufacture or Commercialize such Product.  Licensed Technology does not include any technology in-licensed by Ionis from [***] under the [***].

“Losses” has the meaning set forth in Section 9.1.

“MAA” means, with respect to a particular Product, a marketing authorization application filed with the EMA or other European Regulatory Authority after completion of Clinical Studies to obtain Approval for such Product under the centralized European filing procedure or, if the centralized EMA filing procedure is not used, filed using the applicable procedures in any European Union country or other country in Europe.

“MAA Approval” means, with respect to a particular Product, the Approval of an MAA by the EMA for such Product in any European Union country or other country in Europe.

“Major Market” means any of the following countries: the United States, Japan, the United Kingdom, Germany, France, Italy and Spain.

“Manufacture” or “Manufactured” or “Manufacturing” means any activity involved in or relating to the manufacturing, quality control testing (including in-process, release and stability testing), releasing or packaging, for pre-clinical and clinical purposes, of API or the bulk active pharmaceutical ingredient for a Biogen Alternate Modality Product, or a Collaboration Product or Biogen Alternate Modality Product in finished form.

“Manufacturing Process Development Terms” means Section 4.1.3(b), Section 4.3.1(a), Section 4.3.2, Section 4.4, Section 4.5, Section 4.7.2 and Section 4.8.3 of this Agreement.

“Measurement Period” has the meaning set forth in Section 1.14.1(c) or Section 1.14.1(d), as applicable.

“Milestone Event” means a Biogen Alternate Modality Milestone Event, a Pre-Licensing Milestone Event or a Post-Licensing Milestone Event, as the case may be.

“Minimum Third Party Payments” means [***].

“[***]” means a disease that has, as its [***].

“Multi-Indication Product” means a product for a Non-Neurological Indication associated with a Multi-Indication Target.

“Multi-Indication Product-Specific Patent” has the meaning set forth in Section 7.2.4.

“Multi-Indication Target” has the meaning set forth in Section 1.2.3(b).

“Multi-Indication Target Notice” has the meaning set forth in Section 1.2.3(b).

“NDA” means a New Drug Application filed with the FDA after completion of Clinical Studies to obtain Approval for a Product in the United States.

“NDA Approval” means the Approval of an NDA by the FDA for a Product in the U.S.

“Negotiation Period” has the meaning set forth in Section 2.2.2.

“Net Sales” means the gross amount billed or invoiced on sales of a Product by Biogen, its Affiliates and Sublicensees, less the following: (a) customary trade, quantity, or cash discounts to non-affiliated brokers or agents to the extent actually allowed and taken; (b) amounts repaid or credited by reason of rejection or return; (c) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of such Product which is paid by or on behalf of Biogen; and (d) outbound transportation costs prepaid or allowed and costs of insurance in transit.

In any transfers of a Product between Biogen, its Affiliates and Sublicensees, Net Sales are calculated based on the final sale of such Product to an independent Third Party. If Biogen, its Affiliate or a Sublicensee receives non-monetary consideration for a Product, Net Sales are calculated based on the fair market value of that consideration. If Biogen, its Affiliates or Sublicensees uses or disposes of a Product in the provision of a commercial service, the Product is sold and the Net Sales are calculated based on the sales price of the Product to an independent Third Party during the same royalty period or, in the absence of sales, on the fair market value of the Product as determined by the Parties in good faith. Net Sales will not include any transfers of supplies of the applicable Product for (i) use in clinical trials, Pre-Clinical Studies or other research or development activities, or (ii) a bona fide charitable purpose; or (iii) a commercially reasonable sampling program.

With respect to Net Sales as it applies to royalties payable by Ionis, the Parties agree that any reasonable definition of “net sales” that is (x) customarily used in pharmaceutical industry technology licensing or collaboration contracts and (y) consistent with GAAP or International Financial Reporting Standards and is subsequently agreed to by Ionis (or a Third Party acquirer or assignee) and Ionis’ Sublicensee or commercialization partner in an arms-length transaction under a particular sublicense or commercialization agreement will replace the definition of Net Sales in this Agreement and will be used in calculating the royalty payment to Biogen on sales of products sold pursuant to such agreement. If Ionis uses such an alternate definition of “net sales” in a particular sublicense, (A) Ionis will include such “net sales” definition in the applicable royalty reports to assist Biogen with verifying royalty payments and (B) if such definition is not consistent with GAAP or International Financial Reporting Standards, upon Biogen’s request, Ionis will reconcile the royalties calculated under such definition with GAAP or International Financial Reporting Standards.

“Neurological Disease Research Plan” has the meaning set forth in Section 1.2.

“Neurological Disease Research Program” has the meaning set forth in Section 1.2.

“Neurology III Agreement” means that certain New Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement between the Parties dated April 19, 2018, as amended or restated from time to time.

“Neurology JDC” has the meaning set forth in Section 1.18.3.

“Neurology JRC” has the meaning set forth in Section 1.18.2.

“Neurology Plan” means any of the following plans: (i) the Core Research Plan, (ii) the Neurological Disease Research Plan, (iii) any ASO Development Candidate Identification Plans, or (iv) any Initial Development Plans.

“Neurology Target” means any gene target that (i) as of the Effective Date, (y) has not been encumbered by Ionis under an agreement with a Third Party that would prevent Ionis from granting Biogen the license under Section 4.1.1 of this Agreement with respect to such gene target, and (z) has not yet achieved Target Sanction status, and (ii) as of the Effective Date or during the Research Term, the expression or activity of the gene in neurons is demonstrated to have an association to any one of the following (each of (a) through (e) below, a “Neurological Disease”):

[***].

For purposes of clarity, [***] are expressly excluded from the above-listed [***] and therefore any gene target that has as its primary disease association an association to [***] will not be a Neurology Target, and any [***] will not be a Product under this Agreement. In addition, [***] or [***] are expressly excluded from the above-listed [***] and therefore any gene target that has as its [***] will not be a Neurology Target.  For purposes of further clarity, a gene target that has as its [***] would not be considered a Neurology Target.

“New Third Party Licenses” has the meaning set forth in Section 8.3.2.

“Non-Breaching Party” means the Party that believes the Breaching Party is in material breach of this Agreement.

“Non-Neurological Indications” means therapeutic uses that are not designed to treat neurological diseases or [***] diseases.

“NPV” has the meaning set forth in Appendix 3.

“[***]” means diseases that have, as their [***].

“Oligonucleotide” means a synthetic compound that comprises or consists of at least 5 linked nucleosides (including any analog, variant, mimic, or mimetic thereof). For clarity, the [***] of Oligonucleotides [***].  Oligonucleotides [***].  Oligonucleotides may be single-stranded or multi-stranded.

“Option” has the meaning set forth in Section 3.1.3.

“Option Acceleration Deadline” has the meaning set forth in Section 1.10.2(g).

“Option Acceleration Notice” has the meaning set forth in Section 1.10.2(g).

“Option Deadline” means the Standard Option Deadline, the ALS Option Deadline or the Biogen Conducted Non-ALS Option Deadline, as applicable.

“Option Period” means, with respect to a Collaboration Program, the period beginning on the date a Neurology Target is designated as a Collaboration Program hereunder and ending on the License Effective Date or the expiration or earlier termination of the Option with respect to such Collaboration Program.

“Original Agreement” has the meaning set forth in the Preamble of this Agreement.

“Panel Decision” has the meaning set forth in Section 10.4.5(b).

“Party” or “Parties” means Biogen and Ionis individually or collectively.

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel, and filing, maintenance and other reasonable out-of-pocket expenses paid to Third Parties, incurred in connection with the Prosecution and Maintenance of Patent Rights.

“Patent Rights” means (a) patents, patent applications and similar government-issued rights protecting inventions in any country or jurisdiction however denominated, (b) all priority applications, divisionals, continuations, substitutions, continuations-in-part of and similar applications claiming priority to any of the foregoing and (c) all patents and similar government-issued rights protecting inventions issuing on any of the foregoing applications, together with all registrations, reissues, renewals, re-examinations, confirmations, supplementary protection certificates, and extensions of any of (a), (b) or (c).

“Permitted Licenses” means (1) licenses granted by Ionis before or after the Effective Date to any Third Party under the Ionis Core Technology Patents, the Ionis Manufacturing and Analytical Patents, or the Ionis Manufacturing and Analytical Know-How (but not under the Ionis Product-Specific Patents) to (a) use Oligonucleotides (or supply Oligonucleotides to end users) solely to conduct pre-clinical research, or (b) enable such Third Party to manufacture or formulate Oligonucleotides, where (i) such Third Party is primarily engaged in providing contract manufacturing or services and is not primarily engaged in drug discovery, development or commercialization of therapeutics; and (ii) Ionis does not assist such Third Party to identify, discover or make a Compound or Product; and (2) material transfer agreements with academic collaborators or non-profit institutions solely to conduct non-commercial research.

“Person” will mean any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

“Pharmacovigilance Agreement” has the meaning set forth in Section 5.2.2.

“Phase 1 Trial” means the first clinical study in human beings Initiated by Ionis or Biogen under the applicable Initial Development Plan pursuant to an IND that has been filed with a Regulatory Authority in a Major Market or Canada. If Biogen exercises the Option before Ionis Initiates such a Phase 1 Trial for a given Development Candidate, then the definition of “Phase 1 Trial” means the first clinical study of the applicable Development Candidate in human beings Initiated by Biogen, its Affiliate or its Sublicensee.

“Phase 1 Trial Design” means, with respect to a Collaboration Program, the Phase 1 Trial design set forth in the applicable Initial Development Plan, which may be amended from time to time during the Agreement Term as mutually agreed in writing by the Parties (in consultation with the Neurology JDC).

“Phase 2 Trial” means, with respect to a Product, a Clinical Study that is intended to explore the feasibility, safety, dose ranging or efficacy of such Product, that is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Trial (or foreign equivalent) of such product, as further defined in 21 C.F.R. 312.21(b) or the corresponding regulation in jurisdictions other than the United States.

“Phase 3 Trial” means, with respect to a Product, a pivotal Clinical Study in humans performed to gain evidence with statistical significance of the efficacy of such product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of an NDA by a Regulatory Authority and to provide an adequate basis for physician labeling, as described in 21 C.F.R. 312.21(c), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

“Phase 4 Trial” means, with respect to a Product, (a) any Clinical Study conducted to satisfy a requirement of a Regulatory Authority in order to maintain a Regulatory Approval for such Product or (b) any Clinical Study conducted after the first Regulatory Approval in the same disease state for which such Product received Regulatory Approval other than for purposes of obtaining Regulatory Approval.

“PoC Data Package” means, with respect to a Collaboration Product, [***], (iv) copies of all filings submitted to Regulatory Authorities regarding such Collaboration Product, (v) a summary of the patent status relating to such Collaboration Product, and (vi) a summary of any Third Party Obligations Ionis believes relate to the Collaboration Product.

“PoC Trial” means, with respect to a Collaboration Program, the first phase 2a Clinical Study in human patients with a pharmacokinetic or target reduction endpoint or other therapeutic or physiological endpoint.

“PoC Trial Completion Notice” has the meaning set forth in Section 3.1.2.

“PoC Trial Design” means the PoC Trial design set forth in each Initial Development Plan, which may be amended from time to time during the Agreement Term as mutually agreed in writing by the Parties (in consultation with the Neurology JDC).

“Post-Licensing Milestone Event” has the meaning set forth in Section 6.7.

“Pre-Clinical Studies” means in vitro and in vivo studies of a Product, not in humans, including those studies conducted in whole animals and other test systems, designed to determine the toxicity, bioavailability, and pharmacokinetics of such Product and whether such Product has a desired effect.

“Pre-Existing Competitive Collaboration Product” has the meaning set forth in Section 12.5.2.

“Pre-Existing Competitive Collaboration Program” has the meaning set forth in Section 12.5.2.

“Pre-Existing Target” has the meaning set forth in Section 1.2.3(c).

“Pre-Licensing Milestone Event” means an ALS Pre-Licensing Milestone Event or a Standard Pre-Licensing Milestone Event, as applicable.

“Primarily Neuro Multi-Indication Target” has the meaning set forth in Appendix 3.

“Primarily Other Multi-Indication Target” has the meaning set forth in Appendix 3.

 “Prior Agreements” means the agreements listed on Schedule 8.2.8 attached hereto.

“Proceeding” means an action, suit or proceeding.

“Product” means (i) a Biogen Alternate Modality Product, or (ii) a Collaboration Product.

“Product-Specific Patents” means, with respect to a Product, Patent Rights Controlled by a Party or any of its Affiliates on or after the Effective Date, including any Program Patents, claiming (a) the specific composition of matter of such Product, (b) methods of using such Product as a prophylactic or therapeutic or (c) the specific method of manufacture of such Product (unless in the case of (c), such Patent Rights also claim any other product or services of Ionis); provided however, Patent Rights Controlled by Ionis or any of its Affiliates that (i) include claims that are directed to subject matter applicable to ASOs or products in general, or (ii) include an ASO, the sequence of which targets the RNA that encodes a Collaboration Target and the RNA of a gene that does not encode a Collaboration Target (or similarly, a non-ASO molecule that binds, mimics or otherwise affects a protein or RNA that is encoded by a Biogen Alternate Modality Target and the RNA of a gene that does not encode a Biogen Alternate Modality Target), will not be considered Product-Specific Patents, and in the case of (i) and (ii), such Patent Rights will be considered Ionis Core Technology Patents.

“Program” has the meaning set forth in Section 7.2.2.

“Program Patents” has the meaning set forth in Section 7.1.2.

“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparing, filing, prosecuting and maintenance of such Patent Right, as well as handling re-examinations, reissues, and requests for patent term extensions with respect to such Patent Right, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent Right. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent Right.

“[***]” means a [***].

“Receiving Party” has the meaning set forth in Section 11.1.

“Reduced Royalty Period” has the meaning set forth in Section 6.10.2(d).

“Regulatory Approval” means the approval necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export, and sale of a pharmaceutical product in a jurisdiction regulated by a Regulatory Authority.

“Regulatory Authority” means any governmental authority, including the FDA, EMA or Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility for granting any licenses or approvals or granting pricing or reimbursement approvals necessary for the marketing and sale of a Product in any country.

“Regulatory Materials” means, with respect to a Product, any regulatory submissions, notifications, registrations, approvals or other filings and correspondence made to or with a Regulatory Authority in any country or jurisdiction, and any other records required by Applicable Law to be maintained that may be necessary or useful to develop, manufacture, market, sell or otherwise commercialize such Product in any such country or jurisdiction.

“Research” means conducting the research activities with ASOs or Compounds as set forth in the Neurology Plans, including pre-clinical research and lead optimization, but specifically excluding Development and Commercialization. When used as a verb, “Researching” means to engage in Research.

“Research Term” has the meaning set forth in Section 1.2.1.

“Results” has the meaning set forth in Section 4.8.3.

“Reverse Royalties” has the meaning set forth in Section 6.12.1.

“RMC” means Ionis’ Research Management Committee, or any successor committee.

“ROFN Period” has the meaning set forth in Section 2.2.

“Royalty Quotient” has the meaning set forth in Section 6.10.2(c).

“Second Amendment Date” has the meaning set forth in the Preamble of this Agreement.

“Service Provider” means the Third Party(ies) conducting the original and revised studies under the applicable Initial Development Plan.

“Setoff Amount” has the meaning set forth in Section 10.4.5(b).

“Setoff Dispute” has the meaning set forth in Section 10.4.5(b).

“Setoff Dispute Notice” has the meaning set forth in Section 10.4.5(b).

“SMN Agreement” means the Development, Option and License Agreement between the Parties dated January 3, 2012, as amended and/or restated from time to time.

“Specific Performance Milestone Events” has the meaning set forth in Section 5.1.4.

“[***]” means the form of the [***].

“Standard Option Deadline” has the meaning set forth in Section 3.1.3.

“Standard Pre-Licensing Milestone Event” has the meaning set forth in Section 6.4.

“Step-In Party” has the meaning set forth in Section 7.4.1.

“Sublicensee” means a Third Party to whom a Party or its Affiliates or Sublicensees has granted a sublicense or license under any Licensed Technology or Biogen Technology, as the case may be, licensed to such Party in accordance with the terms of this Agreement.

“Subsequent Deal” has the meaning set forth in Section 10.2.3(b)(i).

“Superior Patent Right” has the meaning set forth in Section 7.2.5(d).

“Target Related Biogen Program Claim” has the meaning set forth in Section 4.3.4.

“Target Related Ionis Program Claim” has the meaning set forth in Section 4.3.2.

“Target Sanction” means when the therapeutic potential of a Neurology Target has been demonstrated in pre-clinical disease models and such Neurology Target has received approval by Ionis’ RMC to justify expending resources to identify a human Development Candidate, all in accordance with Ionis’ standard processes.

“Target Sanction Data Package” means, with respect to a Neurology Target, the data package Ionis presented to its RMC to obtain approval to justify expending resources to identify a human Development Candidate, all in accordance with Ionis’ standard processes; provided such package contains the same level of detail as the data packages Ionis currently presents to its Research Management Committee to approve Ionis’ own internal gene targets.

“Technical Failure” has the meaning set forth in Section 1.10.1(b).

“Third Party” means a Person or entity other than the Parties or their respective Affiliates.

“Third Party Obligations” means any financial and non-financial encumbrances, obligations, restrictions, or limitations imposed by an agreement between Ionis and a Third Party (including the Ionis In-License Agreements) that relate to a Product, Biogen Alternate Modality Target or a Collaboration Target, including field or territory restrictions, covenants, milestone payments, diligence obligations, sublicense revenue, royalties, or other payments.

“Transition Services” has the meaning set forth in Section 10.4.6.

“Trial Court” has the meaning set forth in Section 10.4.5(b).

“United States” or “U.S.” means the fifty states of the United States of America and all of its territories and possessions and the District of Columbia.

“Valid Claim” means a claim (a) of any issued, unexpired United States or foreign Patent Right, which will not, in the country of issuance, have been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) of any United States or foreign patent application within a Patent Right, which will not, in the country in question, have been cancelled, withdrawn, abandoned nor been pending for more than seven years, not including in calculating such seven-year period of time in which such application is in interference or opposition or similar proceedings or time in which a decision of an examiner is being appealed. Notwithstanding the foregoing, on a country-by-country basis, a patent application pending for more than seven years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a patent meeting the criteria set forth in clause (a) above with respect to such application issues.

Appendix 2

Development Candidate Checklist

[***]

Appendix 3

Multi-Indication Target Process

Neurology Targets with Broader Therapeutic Benefit.

(a)
If, pursuant to Section 1.2.3(d), the CSC is unable to agree upon whether a Multi-Indication Target is a Primarily Neuro Multi-Indication Target, Equal Multi-Indication Target or Primarily Other Multi-Indication Target, the Parties will engage an expert panel under Section 12.1.4 to make such determination. Such expert panel will first determine the net present value (“NPV”) of a therapeutic targeting such Multi-Indication Target and allocate such NPV between the markets for Neurological Disease indications and for Non-Neurological Indications, where such NPV calculations and allocations will take into consideration, and risk-adjust for, the relevant market sizes, competitive landscapes, scientific rationale for each market and any other factors deemed relevant by such expert panel.  Based on such NPV calculations and allocations, Multi-Indication Targets will be classified as either “Primarily Neuro Multi-Indication Targets”; “Equal Multi-Indication Targets” or “Primarily Other Multi-Indication Targets”, where (1) a Multi-Indication Target with [***]% or more of its NPV allocated to the market for Neurological Disease indications will be a Primarily Neuro Multi-Indication Target, (2) a Multi-Indication Target with less than [***]% but more than [***]% of its NPV allocated to the market for Neurological Disease indications will be an Equal Multi-Indication Target, and (3) a Multi-Indication Target with [***]% or less of its NPV allocated to the market for Neurological Disease indications will be Primarily Other Multi-Indication Target.

(b)
Primarily Neuro Multi-Indication Targets.  If a Multi-Indication Target is classified as a Primarily Neuro Multi-Indication Target, then within [***] days of such classification, Biogen will send Ionis a written notice either (1) electing to negotiate in good faith with Ionis a development plan and [***] (i.e., [***]) for the Non-Neurological Indications if Developed and Commercialized under this Agreement, which plan and provisions will be recommended to the CSC for approval; (2) granting Ionis and its Affiliates the right to work on their own or with a Third Party to discover, develop and commercialize an Oligonucleotide against such Multi-Indication Target for primarily Non-Neurological Indications (an “Ionis Multi-Indication Compound”); or (3) precluding Ionis and its Affiliates from working on their own or with a Third Party to discover, develop commercialize an Ionis Multi-Indication Compound.  If under this clause (b) Ionis or any of its Affiliates or licensees Commercializes a product incorporating an Ionis Multi-Indication Compound, and Biogen has paid the applicable license fee under Section 6.6 for the applicable Collaboration Program, then until the earlier of (i) the [***] anniversary of the date of First Commercial Sale of such product or (ii) the date Biogen, its Affiliates and Sublicensees stop Commercializing the Product related to such Multi-Indication Target, Ionis will pay Biogen a royalty of [***]% of Annual worldwide Net Sales of such product sold by Ionis, its Affiliates or Sublicensees. The definition of Net Sales in Appendix 1 and the other provisions contained in Sections 6.14, 6.15, 6.16, and 6.17 governing payment of royalties from Biogen to Ionis will govern the payment of such royalty from Ionis to Biogen under this clause (b), mutatis mutandis.  If within [***] days of Biogen making an election under clause (1) of this clause (b) to pursue the Non-Neurological Indication, the CSC has not agreed on a development plan and enhanced economic provisions to be paid by Biogen for the Non-Neurological Indication, then (I) Ionis and its Affiliates will not work on their own or with a Third Party to discover, develop and commercialize in the Field an Ionis Multi-Indication Compound unless otherwise permitted under this Agreement and (II) Biogen and its Affiliates will not work on their own or with a Third Party to discover, develop or commercialize Compounds related to such Multi-Indication Target for Non-Neurological Indications.

(c)
Equal Multi-Indication Targets. If a Multi-Indication Target is classified as an Equal Multi-Indication Target, neither Party nor its respective Affiliates, licensees or Sublicensees may develop or commercialize a product targeting such Multi-Indication Target for any indication unless and until Ionis and Biogen have agreed on (i) a development plan and enhanced economic provisions to be paid by Biogen (i.e., multi-indication filing and approval milestone payments, but not additional license fees) for the Non-Neurological Indications, and (ii) the restrictions under which Ionis or Biogen (as applicable) would develop or commercialize a product targeting such Multi-Indication Target (which terms may include the requirements set forth under clause (d)(2) below).

(d)
Primarily Other Multi-Indication Targets.  If a Multi-Indication Target is classified as a Primarily Other Multi-Indication Target, then (A) Biogen may continue to Develop and Commercialize Products for Neurological Disease indications pursuant to the terms of this Agreement, and (B) within [***] days of such classification, Biogen will send Ionis a written notice either (1) electing to negotiate in good faith with Ionis and agree on a development plan and [***] (i.e., [***]) for the Non-Neurological Indications if Developed and Commercialized under this Agreement, which plan and provisions will be recommended to the CSC for approval; or (2) granting Ionis and its Affiliates the right to work on their own or with a Third Party to discover, develop and commercialize an Ionis Multi-Indication Compound so long as such Ionis Multi-Indication Compound [***], provided, in addition to the foregoing provisions, if the Development Candidate targeting such Multi-Indication Target being Developed or Commercialized by Biogen, its Affiliates or Sublicensees under this Agreement is [***], Ionis cannot develop or commercialize such Ionis Multi-Indication Compound for [***].

(e)
If within [***] days of Biogen making an election under clause (b)(1) of this Appendix 3 to pursue the Non-Neurological Indication, the CSC has not agreed on a development plan and [***] (i.e., [***]) for the Non-Neurological Indications, then Ionis and its Affiliates will have the right to work on their own or with a Third Party to discover, develop and commercialize an Ionis Multi-Indication Compound so long as such Ionis Multi-Indication Compound [***].

Appendix 4

Form of Side Letter

[Date]

Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention:  Chief Operating Officer
E-mail: [***]

Re:  Establishment of Cost Estimates and Milestone Payments

Dear [Chief Operating Officer]:

Reference is hereby made to that certain Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement by and between Ionis and Biogen dated _________ ___, [2018] (the “Neurology II Agreement”), as supplemented and/or amended to date.  Any capitalized terms not defined herein will have the meaning set forth in the Neurology II Agreement.

This letter memorializes the Cost Estimates and corresponding milestone payments set forth on the exhibit attached hereto as Exhibit A for the Collaboration Program and Development Candidate specified on Exhibit A, which Cost Estimates and corresponding milestone payments have been agreed by the applicable Neurology JDC in accordance with Section 1.10.2(e) of the Neurology II Agreement. Exhibit A hereto supersedes and replaces any previously approved Cost Estimates and corresponding milestone payments for the Collaboration Program and Development Candidate set forth on Exhibit A.

Please indicate your concurrence with the accuracy of Exhibit A as agreed to by the applicable Neurology JDC by executing a copy of this letter and returning it to Biogen. This letter may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this letter from separate computers or printers.  Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

[The remainder of this page is intentionally left blank.]

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com

Sincerely,

[VP of Corporate Development]
Vice President, Corporate Development
Biogen MA Inc.

CONFIRMED ON BEHALF OF IONIS PHARMACEUTICALS, INC.:

By:

Name:

Title:

Date:

Cc:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: General Counsel
E-mail: [***]

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com

Exhibit A

Collaboration Program:

Development Candidate:

[***]

[Date]

Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention:  Chief Operating Officer
E-mail: [***]

Re:  Establishment of Biogen-Approved Costs

Dear [Chief Operating Officer]:

Reference is hereby made to that certain Second Amended and Restated Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement by and between Ionis and Biogen dated _________ ___, 2018 (the “Neurology II Agreement”), as supplemented and/or amended to date.  Any capitalized terms not defined herein will have the meaning set forth in the Neurology II Agreement.

This letter memorializes certain Biogen-Approved Costs set forth on the exhibit attached hereto as Exhibit A for the Collaboration Program and Development Candidate specified on Exhibit A, which Biogen-Approved Costs have been mutually agreed by the Parties (including, if applicable, through the applicable Neurology JDC) in accordance with Section 1.14.1 of the Neurology II Agreement.

Please indicate your concurrence with the accuracy of Exhibit A as agreed to by the Parties by executing a copy of this letter and returning it to Biogen. This letter may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this letter from separate computers or printers.  Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

[The remainder of this page is intentionally left blank.]

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com

Sincerely,

[VP of Corporate Development]
Vice President, Corporate Development
Biogen MA Inc.

CONFIRMED ON BEHALF OF IONIS PHARMACEUTICALS, INC.:

By:

Name:

Title:

Date:

Cc:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: General Counsel
E-mail: [***]

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com

Exhibit A

Collaboration Program:

Development Candidate:

[***]	Biogen-Approved Costs	Apportionment of Biogen-Approved Costs under Section 1.14.1(a) [***]

Schedule 1.1.4

Biogen Conducted Non-ALS Targets

1.	[***]

2.	[***]

3.	[***]

4.	[***]

Schedule 1.2.3(a)

ALS Targets

1.	SOD-1

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

Schedule 1.2.4

Terms and Conditions for Provision of Research ASOs to Biogen

ARTICLE 1
DEFINITIONS

The terms used in this Schedule 1.2.4 with initial letters capitalized, whether used in the singular or the plural, will have the meaning set forth in Attachment 1, or if not listed in Attachment 1, the meaning designated in places throughout the Agreement (or Appendix 1 to the Agreement).

ARTICLE 2
PROVISION OF RESEARCH ASOS OUTSIDE OF THE DISEASE RESEARCH PROGRAM

2.1. Scope of Collaboration.

a)	Ionis will generate Research ASOs for Accepted Gene Targets in accordance with the terms and conditions of this Schedule 1.2.4.

b)	Each Party will devote commercially reasonable efforts to performing its obligations under the Target Validation Plan.

ARTICLE 3
CONDUCT OF THE TARGET VALIDATION OUTSIDE OF THE DISEASE RESEARCH PROGRAM

3.1. Selection of Biogen TV Targets; Target Validation Activities.

a)
During the Research Term, Biogen will have the right to propose gene targets that are the focus of Biogen programs that are not part of the Collaboration (each, a “Biogen TV Target”) for up to a total of [***] Accepted Gene Targets per [***] period. Biogen will propose such Biogen TV Targets by written notice to the Ionis Alliance Manager.

b)	Ionis may reject a proposed Biogen TV Target if, at the time of such proposal, [***].

c)
Each Biogen TV Target that is not rejected by Ionis will be an “Accepted Gene Target.” During the Research Term, Ionis and Biogen will use Commercially Reasonable Efforts to perform the activities outlined in the Target Validation Plan on each Accepted Gene Target.

3.2. Biogen’s Use of Research ASOs and Information.

a)
The Research ASOs and any related Confidential Information provided to Biogen by Ionis hereunder are proprietary to Ionis.  Biogen will not distribute or release the Research ASOs to any Person other than its employees, academic collaborators, Affiliates, agents or (sub)contractors, solely for purposes of performing work in support of Biogen’s drug discovery activities. Subject to the terms and conditions of this Schedule 1.2.4, Ionis hereby grants Biogen a non-exclusive, fully paid, license to use the Ionis Confidential Information (including data generated by Ionis with Research ASOs in the performance of the Target Validation Plan) and Research ASOs solely for use in support of Biogen' drug discovery purposes. In exercising its rights under this Schedule 1.2.4, Biogen may use data generated by Biogen using the Research ASOs (the “Biogen Data”) to support Patent Rights filed by or on behalf of Biogen, including Patent Rights that claim methods of treating disease by modulating the applicable Accepted Gene Target. The claims of any such Biogen Patent Right using such Biogen Data that generically claims methods of treating disease by modulating the applicable Accepted Gene Target, but are not directed to specific compounds or agents, are referred to as the “Biogen Licensed Claims.” Notwithstanding the foregoing, Biogen will not use such Biogen Data to support claims directed to one or more Oligonucleotides as a composition of matter or one or more Oligonucleotides as a pharmaceutical product, without the prior written consent of Ionis. In addition, Biogen may not use Ionis data disclosed to Biogen in connection with this Schedule 1.2.4 or the Research ASOs to make products that incorporate Oligonucleotides.

b)
Biogen hereby grants Ionis a non-exclusive, fully-paid sublicensable license under any Biogen Licensed Claims solely for the purpose of discovering, developing or commercializing an Oligonucleotide(s) as a pharmaceutical product, provided, however, that such license will only be sublicensable by Ionis to a Third Party licensee in connection with the grant of an exclusive license to such Third Party under other Ionis intellectual property with respect to such Oligonucleotide. No other license is granted to Ionis under any Biogen-owned or controlled Patent Right or other intellectual property under this Schedule 1.2.4.  For avoidance of doubt, no rights are granted by Biogen to Ionis under this Schedule 1.2.4 (expressly or by implication or otherwise) with respect to any compounds, materials or agents (or any method of use or manufacture thereof).

c)
Ionis hereby grants Biogen a non-exclusive, fully-paid sublicensable license under any Ionis Licensed Claims solely for the purpose of discovering, developing or commercializing a non-Oligonucleotide compound(s) as a pharmaceutical product, provided, however, that such license will only be sublicensable by Biogen to a Third Party licensee in connection with the grant of an exclusive license to such Third Party under other Biogen intellectual property with respect to any such non‑Oligonucleotide compound. “Ionis Licensed Claims” means the claims of any Ionis Invention that generically claims methods of treating disease by modulating an Accepted Gene Target, but are not directed to any specific compound or agent (including any Oligonucleotide).  Except as set forth in Section 3.2(a) and (c), no other license is granted to Biogen under any Ionis-owned or controlled Patent Right or other intellectual property under this Schedule 1.2.4.

3.3. Non-exclusive Collaboration.

a)
Ionis will perform target validation activities and will provide Research ASOs to Biogen as set forth in the Target Validation Plan on a non-exclusive basis. Ionis may collaborate with Third Parties for target validation studies on any gene targets, including Accepted Gene Targets. In addition, this Schedule 1.2.4 will not limit Ionis from conducting research, discovery and development work on any and all Oligonucleotides, for itself or with or on behalf of a Third Party.

b)
If an Oligonucleotide to an Accepted Gene Target hereunder becomes a drug development candidate of Ionis or a Third Party collaborator of Ionis, Ionis will notify Biogen. Upon receipt of such notice from Ionis, Biogen will return to Ionis all unused quantities of applicable TV Compound within [***] days after the date on which Biogen received such notice.  After such time, Ionis will not have any obligation to provide additional quantities of the originally supplied TV Compound to Biogen under this Schedule 1.2.4.

c)
If Ionis achieves Target Sanction for an Accepted Gene Target, and Ionis does not at such time have any obligations to any Third Party with respect to such Accepted Gene Target that would conflict with Ionis’ compliance with this Section 3.3(c), Ionis will provide to Biogen a Target Sanction Data Package for such Accepted Gene Target (an “AGT Target Sanction Data Package”) and Biogen will have [***] days following receipt of such AGT Target Sanction Data Package to decide whether to negotiate with Ionis regarding an agreement with respect to such Accepted Gene Target (an “AGT Agreement”).  Following delivery of an AGT Target Sanction Data Package, Ionis will not initiate negotiations regarding or enter into an AGT Agreement with any Third Party until the earlier to occur of: (1) Biogen notifying Ionis that it declines the opportunity to negotiate with Ionis regarding such AGT Agreement; (2) Biogen not responding to Ionis within [***] days after receipt of such AGT Target Sanction Data Package; or (3) the AGT Negotiation Period expiring before Biogen and Ionis have entered into such AGT Agreement.  If Biogen or one of its Affiliates responds within 30 days after its receipt of the AGT Target Sanction Data Package indicating that Biogen or one of its Affiliates desires to negotiate with Ionis regarding the proposed AGT Agreement, Ionis and Biogen or one of its Affiliates will negotiate in good faith for 180 days thereafter (or such other period as mutually agreed by the Parties) (the “AGT Negotiation Period”) regarding a mutually satisfactory AGT Agreement. During the AGT Negotiation Period, Biogen or its Affiliate will make the first written proposal to Ionis setting forth all material business and legal terms on which Biogen or its Affiliate would be willing to enter into the proposed AGT Agreement with Ionis; provided that neither Party will have any obligation to enter into an AGT Agreement. If the AGT Negotiation Period expires before Biogen or its Affiliate and Ionis have entered into such AGT Agreement, Ionis will have no further obligation to negotiate with Biogen or its Affiliates with respect to such AGT Agreement and Ionis will be free to negotiate and enter an agreement with a Third Party with respect to an AGT Agreement [***]; provided, however, that Ionis will not enter into any such AGT Agreement with any Third Party unless the terms and pricing of such AGT Agreement, [***].

3.4. Biogen Materials.

Any materials provided by Biogen to Ionis in connection with a Biogen TV Target or Accepted Gene Target, including any biological materials with respect to screening assays, including any progeny, expression products, mutants, replicates, derivatives and modifications thereof, (such materials being individually and collectively referred to as the “Biogen Materials”) will be used by Ionis solely for purposes of performing activities in accordance with the  Target Validation Plan and any remaining Biogen Materials will be returned to Biogen (or destroyed as may be requested by Biogen in writing) promptly following the end of the applicable activities under the Target Validation Plan or earlier upon request by Biogen. All information related to such Biogen Materials will be Biogen Confidential Information. All such materials must be used with prudence and appropriate caution in any experimental work, since all of their characteristics may not be known.

ARTICLE 4
INTELLECTUAL PROPERTY

4.1. Ownership of Inventions.

a)
Title to any inventions, technology, discoveries, or other proprietary property made or discovered (as determined by the U.S. laws of inventorship) by employees of or consultants or contractors of a Party pursuant to the performance Target Validation Plan (collectively, “Inventions”) are retained by the Party that is the employer of the inventor (or, in the case of consultants or contractors, the Party for which such consultant or contractor is providing services). Ionis will own Inventions invented solely by employees or consultants or contractors of Ionis and any Patent Rights claiming such Invention (collectively, the “Ionis Inventions”). Biogen will own Inventions invented solely by employees or consultants or contractors of Biogen and any Patent Rights claiming such Invention.

b)
Except as provided otherwise herein, Ionis and Biogen will jointly hold title to all Inventions, made or discovered (as determined by the U.S. laws of inventorship) jointly by employees or consultants or contractors of Ionis and Biogen (“Joint Inventions”). Patent Rights claiming such Joint Inventions will be “Joint Patents.”  Ionis and Biogen will promptly provide each other with notice whenever a Joint Invention is made or discovered.

c)	The Parties agree, upon reasonable request, to execute any documents reasonably necessary to effect and perfect each other’s ownership of any Invention or Patent Right claiming such Invention.

4.2. Patent Prosecution; Infringement of Joint Patents.

a)	Each Party has the right to file, prosecute, maintain, enforce and defend Patent Rights on Inventions owned by such Party, at its own expense.

b)
Ionis and Biogen will mutually agree on the filing, prosecution and maintenance of any Joint Patents and the expenses of such prosecution and maintenance will be shared equally. If either Party elects not to participate in the filing, prosecution or maintenance of a Joint Patent, it will notify the other Party of such election not later than [***] days before the applicable deadline for filing, prosecution or maintenance, and the other Party will thereafter have the right to undertake such filing, prosecution or maintenance, at its own expense.

c)
A Party whose rights in a Joint Patent are impacted by the infringement of such Joint Patent by a Third Party will have the right to enforce that Joint Patent at its own discretion and at its own expense. The non-enforcing Party agrees to provide the enforcing Party all reasonable assistance (including joining such action as a Party plaintiff), at the enforcing Party’s expense. Any damages or other recovery, whether by settlement or otherwise, from an action hereunder to enforce a Joint Patent will be paid first to each Party to reimburse the costs of enforcement and then prorated to the Party(ies) based on damages incurred.

ARTICLE 5
TERM AND TERMINATION

5.1. Agreement Term.

Unless the Agreement is earlier terminated (in which case this Schedule 1.2.4 will also terminate), this Schedule 1.2.4 will remain in effect until the end of the Research Term (the “Term”), at which time it will expire.

5.2. Survival.

Section 3.2 (Biogen’s Use of Research ASOs and Information), Section 5.2 (Survival) and ARTICLE 4 (Intellectual Property) will survive the expiration or termination of this Schedule 1.2.4.

Attachment 1 to Schedule 1.2.4

Definitions

“Accepted Gene Target” has the meaning set forth in Section 3.1(c).

“AGT Agreement” has the meaning set forth in Section 3.3(c).

“AGT Negotiation Period” has the meaning set forth in Section 3.3(c).

“AGT Target Sanction Data Package” has the meaning set forth in Section 3.3(c).

“Biogen Data” has the meaning set forth in Section 3.2(a).

“Biogen Licensed Claims” has the meaning set forth in Section 3.2(a).

“Biogen Materials” has the meaning set forth in Section 3.4.

“Biogen TV Target” has the meaning set forth in Section 3.1(a).

“Inventions” has the meaning set forth in Section 4.1(a).

“Ionis Inventions” has the meaning set forth in Section 4.1(a).

“Ionis Licensed Claims” has the meaning set forth in Section 3.2(c).

“Joint Invention” has the meaning set forth in Section 4.1(b).

“Joint Patents” has the meaning set forth in Section 4.1(b).

“Target Validation Plan” means the collaborative Target Validation Plan undertaken by the Parties pursuant to this Schedule 1.2.4, as further described in Attachment 2.

“Term” has the meaning set forth in Section 5.1.

“TV Compound” means an Oligonucleotide delivered to Biogen by Ionis under this Schedule 1.2.4 directed to an Accepted Gene Target.

Attachment 2 to Schedule 1.2.4

Target Validation Plan

[***]

Schedule 1.6.1

ALS Letter Agreement

[***]

Schedule 1.10.2(c)

Ionis’ Standard IND-Enabling Toxicology Studies

[***]

Schedule 1.10.2(d)

Initial Development Plan Requirements

[***]

Schedule 1.10.2(d)(v)

Study Synopsis Requirements

[***]

Schedule 1.10.2(e)

Apportionment of Certain Milestone Payments and Biogen-Approved Costs

In the event that either (I) a milestone payment established under Section 1.10.2(e) or (II) Biogen-Approved Costs resulting from [***], such milestone payment or Biogen-Approved Costs, as applicable, shall be apportioned into smaller milestone payments and paid by Biogen to Ionis as follows:

[***].

Each payment due under this Schedule 1.10.2(e) shall be payable by Biogen within [***] days after receipt of the applicable invoice by Biogen following the event that triggered such milestone payment.

Schedule 1.10.6

Ionis API Supply for ALS Collaboration Programs and Biogen Conducted Non-ALS Collaboration Programs

[***]

Schedule 1.18.1

Collaboration Steering Committee Governance

CSC Representatives

Ionis

Lynne Parshall, Senior Strategic Advisor

Frank Bennett, SVP, Head of Research

Richard Geary, SVP, Head of Development

Biogen

Michael Ehlers, EVP, Research and Development

Katherine Dawson, VP, Late Stage Clinical Development

Anabella Villalobos, SVP, Biotherapeutic and Medicinal Sciences

Daniel Karp, EVP Corporate Development

Schedule 1.18.2

Neurology JRC Governance

(a)
The Neurology JRC will determine the Neurology JRC operating procedures, including frequency of meetings (at least quarterly), location of meetings, and responsibilities for agendas and minutes. The Neurology JRC will codify these operating procedures in the written minutes of the first meeting.

(b)
The Neurology JRC may hold meetings in person or by audio or video conference as determined by the Neurology JRC; but at least two meetings per year will be in person (one held at Ionis’ facilities, and the other held at Biogen’s facilities in the U.S.). Alliance Managers will attend Neurology JRC meetings as participating non-members. In addition, upon prior approval of the other Party, each Party may invite its employees or consultants to attend Neurology JRC meetings, including any subject matter expert(s) with valuable knowledge of High Interest Targets or Collaboration Targets (as applicable) or the diseases associated with such targets.

(c)
The co-chairs will be responsible for ensuring that activities occur as set forth in this Agreement, including ensuring that Neurology JRC meetings occur, Neurology JRC recommendations are properly reflected in the minutes, and any dispute is given prompt attention and resolved in accordance with Section 1.18.2, Section 7.1.3 and Section 12.1, as applicable.

(d)
The Neurology JRC members from the same Party will collectively have one vote. The Neurology JRC will strive to make recommendations with approval of both Ionis members and Biogen members, and record such recommendations in the minutes of the applicable Neurology JRC meeting.

(e)	The Neurology JRC may form subcommittees and working groups as it determines in order to carry out its activities under this Agreement, all of which will dissolve when the Neurology JRC dissolves.

Schedule 1.18.3

Neurology JDC Governance

(a)
The Neurology JDC will determine its operating procedures, including frequency of meetings (at least quarterly), location of meetings, and responsibilities for agendas and minutes. The Neurology JDC will codify these operating procedures in the written minutes of its first meeting.

(b)
The Neurology JDC may hold meetings in person or by audio or video conference as determined by the Neurology JDC; but at least two meetings per year will be in person (one held at Ionis’ facilities, and the other held at Biogen’s facilities in the U.S.). Alliance Managers will attend Neurology JDC meetings as participating non-members. In addition, upon prior approval of the other Party, each Party may invite its employees or consultants to attend Neurology JDC meetings, including any subject matter expert(s) with valuable knowledge of the applicable or Collaboration Target or the diseases associated with such target.

(c)
The co-chairs will be responsible for ensuring that activities occur as set forth in this Agreement, including ensuring that Neurology JDC meetings occur, Neurology JDC recommendations are properly reflected in the minutes, and any dispute is given prompt attention and resolved in accordance with Section 1.18.3, Section 7.1.3 and Section 12.1, as applicable.

(d)
Neurology JDC members from the same Party will collectively have one vote. The Neurology JDC will strive to make recommendations with approval of both Ionis members and Biogen members, and record such recommendations in the minutes of the applicable Neurology JDC meeting.

(e)	The Neurology JDC may form subcommittees and working groups as it determines in order to carry out its activities under this Agreement, all of which will dissolve when the Neurology JDC dissolves.

Schedule 1.18.6

Alliance Management Activities

Each Alliance Manager is responsible for:

(a)	Promoting the overall health of the relationship between the Parties;

(b)
Developing a mutually agreed alliance launch plan covering any activities and systems that the Parties need to implement within the first 100 days after the Effective Date to support the Collaboration;

(c)	Organizing CSC, Neurology JRC and Neurology JDC meetings, including agendas, drafting minutes, and publishing final minutes;

(d)	Supporting the co-chairs of the CSC, Neurology JRC and Neurology JDC with organization of meetings, information exchange, meeting minutes, and facilitating dispute resolution as necessary;

(e)	Preparing status and progress reports on the above as determined necessary by the CSC, Neurology JRC and Neurology JDC;

(f)	Ensuring compliance in maintaining the Ionis Internal ASO Safety Database as outlined in Section 5.2;

(g)	Manage and coordinate the target validation activities under Schedule 1.2.4;

(h)	Ensuring proper approval of publications prior to submission as required in Section 11.4;

(i)	Determining an appropriate format for summaries of resource and FTE utilization, and ensuring such summarized are timely provided to the Neurology JRC as outlined in Section 1.11.

Schedule 4.3.1(a)

Drug Substance Process and Formulation Development Activities

[***]

Schedule 4.8.2(c)

Ionis’ Fully Absorbed Cost of Goods Methodology
Cost Estimate of API Cost per Kilogram
(OOO’s)

[***]

Schedule 5.1.4

Biogen’s Development and Commercialization Activities

[***]

Schedule 5.1.6

Integrated Development Plan Content

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 6.10.2(e)
Royalty Calculation Examples
[***]
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[***]
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							[***]	[***]
[***]

Schedule 6.10.2(f)

Allocation of Net Sales

[***]

Schedule 6.13.1

Certain Ionis In-License Agreements

(Relevant to the High Interest Targets as of the Effective Date)

[***]

Schedule 8.2.4(a)

Ionis Core Technology Patents

	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]

Schedule 8.2.4(b)

Ionis Manufacturing and Analytical Patents

[***]	[***]	[***]	[***]	[***]	[***]
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Schedule 8.2.4(c)

Ionis Product-Specific Patents

[***]	[***]	[***]	[***]	[***]

Schedule 8.2.8

Prior Agreements

[***]

Schedule 10.4.5(b)

Advisory Panel Regarding Setoff Disputes

[***]

Schedule 10.4.6

Transition Services

[***]

Schedule 12.1.2

Mediation

1.	Mediation.

1.1.           If a Dispute cannot be resolved pursuant to Section 12.1.1 of the Agreement (Escalation), the Parties agree to try in good faith to resolve any such Dispute by non-binding mediation administered by the American Arbitration Association (the “AAA”) in accordance with its Commercial Mediation Procedures then in effect (the “Procedures”), as modified by this Section 1.1 of this Schedule 12.1.2.  The mediation will be conducted by a single mediator appointed by agreement of the Parties, within 15 days after either Party notifies the other Party of its intention to mediate such Dispute, or failing such agreement, appointed by the AAA in accordance with the Procedures; provided, that in either case the mediator will be a retired Delaware state or federal judge.  Unless otherwise mutually agreed upon by the Parties, the mediation proceedings will be conducted in Dover, Delaware. The Parties agree that they will share equally the costs and expenses of the mediation; provided, that each Party will bear its own attorneys’ fees and associated costs and expenses.  The mediation conference will be held within [***] days after appointment of the mediator, and will last no more than two consecutive days unless otherwise mutually agreed upon by the Parties.  Any resolution of a Dispute by mediation pursuant to this Section 1.1 of these mediation procedures will be in writing and signed by duly authorized representatives of both Parties.

1.2.             If the Parties cannot resolve a Dispute in accordance with Section 1.1 of this Schedule 12.1.2, then such Dispute will be resolved by the Parties in accordance with Section 12.2 of the Agreement (Governing Law; Jurisdiction; Venue; Service of Process).

Schedule 12.5

Table A
Applicable License Fee Payments in Change of Control for Collaboration Products

[***]	[***]	[***]
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Schedule 12.5

Table B
Applicable [***] under Section 12.5.1(b) in Change of Control

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